UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Semi-Annual Report to Shareholders

PAX ESG BETA QUALITY FUND

Institutional Class (PWGIX)

Individual Investor Class (PXWGX)

Class A (PXGAX)

Class R (PXGRX)

PAX MID CAP FUND

Institutional Class (PMIDX)

Individual Investor Class (PWMDX)

PAX SMALL CAP FUND

Institutional Class (PXSIX)

Individual Investor Class (PXSCX)

Class A (PXSAX)

Class R (PXSRX)

PAX BALANCED FUND

Institutional Class (PAXIX)

Individual Investor Class (PAXWX)

Class R (PAXRX)

PAX MSCI INTERNATIONAL ESG INDEX FUND

Institutional Class (PXNIX)

Individual Investor Class (PXINX)

Class R (PXIRX)

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

Institutional Class (PGINX)

Individual Investor Class (PGRNX)

Class A (PXEAX)

Class R (PGRGX)

PAX ELLEVATE GLOBAL WOMEN’S INDEX FUND

Institutional Class (PXWIX)

Individual Investor Class (PXWEX)

PAX HIGH YIELD BOND FUND

Institutional Class (PXHIX)

Individual Investor Class (PAXHX)

Class A (PXHAX)

Class R (PXHRX)

PAX SUSTAINABLE MANAGERS CAPITAL APPRECIATION FUND

Institutional Class (PMIIX)

Individual Investor Class (PWCAX)

Class A (PGPAX)

Class C (PWCCX)

PAX SUSTAINABLE MANAGERS TOTAL RETURN FUND

Institutional Class (PWMIX)

Individual Investor Class (PWTRX)

Class A (PWMAX)

Class C (PWMCX)

SEMI-ANNUAL
REPORT

June 30, 2016

Table of Contents

Glossary of Terms	1
Letter to Shareholders	5
Portfolio Manager Comments and Highlights
Pax ESG Beta Quality Fund (formerly Pax Growth Fund)	9
Pax Mid Cap Fund	12
Pax Small Cap Fund	15
Pax Balanced Fund	18
Pax MSCI International ESG Fund	22
Pax Global Environmental Markets Fund	27
Pax Ellevate Global Women’s Index Fund	32
Pax High Yield Bond Fund	37
Pax Sustainable Managers Capital Appreciation Fund (formerly ESG Managers® Growth and Income Portfolio)	41
Pax Sustainable Managers Total Return Fund (formerly ESG Managers® Income Portfolio)	45
Sustainable Investing Update	49
Shareholder Expense Examples	53
Schedule of Investments	56
Statements of Assets and Liabilities	94
Statements of Operations	98
Statements of Changes in Net Assets	100
Statements of Changes in Net Assets—Shares of Beneficial Interest	106
Financial Highlights	110
Notes to Financial Statements	128
Account Options and Services	159

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Advisers

Pax World Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent Boston Financial Data Services P.O. Box 55370 Boston, MA 02205-5370 Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111

Glossary of Terms

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

Blended Index

●	for the Balanced Fund is composed of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

●	for the Capital Appreciation Fund is comprised of 55% S&P 500 Index, 25% MSCI EAFE Index, and 20% Barclays U.S. Aggregate Bond Index.

●	for the Total Return Fund is comprised of 24% S&P 500 Index, 11% MSCI EAFE Index and 65% Barclays U.S. Aggregate Bond Index.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Mid-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Core Funds Average. The Lipper Mid-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest

Glossary of Terms, continued

at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (“USDE”) mid-cap ceiling. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Midcap 400 Index.

Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI Emerging Markets Index is a free float-adjusted, market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI Global Value and Growth Indexes cover the full range of MSCI Developed, Emerging and All Country Indexes across large, mid and small cap size segmentations. They are also cover large and mid-cap size segments for the MSCI Frontier Markets Indexes. The indexes are constructed using an approach that provides a precise definition of style using eight historical and forward-looking fundamental data points for every security. Each security is placed into either the Value or Growth Indexes, or may be partially allocated to both (with no double counting). The objective of this index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indexes, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

Pax Global Women’s Leadership Index a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Glossary of Terms, continued

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies, as measured by market capitalization.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index measures performance of the mid-capitalization sector of the U.S. equity market. The index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000 Index. The index is a subset of the Russell 1000 Index and serves as the underlying index for the Russell Midcap Growth and Value Index series. The Index is reconstituted annually.

S&P 500 Index is an unmanaged index of large capitalization common stocks.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Index, the MSCI Emerging Markets Index, the MSCI Global Value and Growth Indexes, the MSCI World Index and the Pax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take in to account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

One cannot invest directly in any index.

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

Markets, like people, sometimes behave strangely. The way they have performed in the past isn’t always the best clue on how they’ll perform in the future. This is particularly true of late. Whereas once upon a time financial markets displayed certain patterns or correlations that seemed to hold somewhat consistently over long periods, the past several years suggest that we can probably throw the old rulebook out the window.

Markets have been volatile, and with political polarization and public policy paralysis afflicting some of the world’s key economies – including here in the U.S. – the prospect for normalized economic growth has become overly dependent on central banks and their limited tools of manipulating the money supply and interest rates. I do not view this as a positive development.

To top things off, we have Brexit*, and Donald Trump, and a wave of nationalistic, xenophobic, anti-immigration, anti-globalization sentiments suddenly sweeping western countries, further clouding the economic horizon. To some extent this wave of anti-establishment populism can be understood as a reaction to the economic dislocations (including stagnant wages and widening inequality) that have accompanied globalization, coupled with the inability of government and the political class to seemingly get anything done. It is also a reaction to a wave of terrorism in Europe and a spate of violence in the U.S. involving police and the African American community that have tragically taken many innocent lives. In any case, there is no doubt that recent events have further unsettled the public and fueled anti-establishment cynicism throughout the West.

To what extent these developments portend even more ominous challenges laying ahead is yet to be seen. Suffice it to say that the center is not holding and a wave of populist backlash, especially from the right, is gathering steam. As I write in the third week of July, we are all to some degree waiting for the next shoe to drop.

Unsettling times. And unsettled, volatile markets.

That said, the crisis of confidence that has roiled governments, parties and politicians doesn’t necessarily tell the whole story. There are positive things happening in the world. They may not get as much media coverage but they are real.

One of these positive trends, in my view, is that the private sector – businesses and capital markets – are beginning to step into the breach left by an ineffective, gridlocked public sector. It is no exaggeration to say, for instance, that the business community is generally ahead of government when it comes to climate change and the need to find solutions. Nor is it an exaggeration to say that companies have become more responsive on issues ranging from board diversity and women’s empowerment to eliminating discrimination and human rights abuses in their supply chains.

Many companies have come to the conclusion that their customers, and suppliers, and crucially, their investors, have higher expectations than they once had. Today, most of us want the companies we do business with, the companies we buy from, the companies we invest in, to be part of the solution rather than the problem. Businesses are hearing that message, and they are changing. I view this as a positive development.

At Pax World, we seek to invest in these businesses, and once invested, we engage with the companies we own in an effort to make them even better. We do it in the Pax Global Environmental Markets Fund, where we invest in companies around the world that are focused on resource conservation and efficiency. We do it in our Pax Ellevate Global Women’s Index Fund, where we invest in the highest-rated companies in the world when it comes to advancing women onto their boards and into senior management. We do it when we file shareholder resolutions calling on companies to reduce their greenhouse gas emissions. We do it when we petition the Securities and Exchange Commission to require companies to disclose their pay ratios between male and female employees.

All of this work is focused on impact, and we strongly believe that over time our shareholders benefit from investing in companies that meet higher environmental, social and governance (ESG) standards. We believe that society benefits too, as does the planet. We invest for the long term, so it is slow work, but it is vital work. It may not make the headlines, but it is making a difference.

In the pages that follow you will hear from our portfolio managers, as well as from Julie Gorte, who leads our Sustainability Research team. They will report on the first six months of 2016. I hope you enjoy reading this report, and I thank you for the trust you have placed in us by being a Pax World shareholder.

Sincerely,

Joseph F. Keefe

President and CEO

See “Glossary of Terms” for descriptions of benchmarks.

*	Brexit is an abbreviation for “British exit” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, ALPS Distributors, Inc., is not affiliated with Pax World Management LLC, Pax Ellevate Management LLC, Aperio Group LLC, Impax Asset Management, Ltd., or Morningstar Investment Management, LLC.

June 30, 2016

Pax ESG Beta Quality Fund

Portfolio Manager’s Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

Effective June 30, 2016, the Pax Growth Fund became the Pax ESG Beta Quality Fund. The change includes a new subadviser, Aperio Group, approved by shareholders, a restructuring of portfolio holdings as of June 30, 2016, and a change in the Fund’s broad-based benchmark from the Russell 1000 Growth Index to the Russell 1000 Index. As these changes were put in place at the very end of this semi-annual reporting period, the commentary that follows relates to the Fund prior to the change, including performance relative to the Fund’s previous benchmark, the Russell 1000 Growth Index.

For the six-month period ended June 30, 2016, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of -0.12%, -0.12%, -0.01%, and -0.24%, respectively, compared to 1.36% for the Russell 1000 Growth Index (the Index) and -2.98% for the Lipper Multi-Cap Growth Funds Index.

What factors contributed to the Fund’s performance?

From a sector perspective, performance of the Fund’s investments in the Industrials, Utilities and Materials sectors were the top contributors to performance relative to the Index. Conversely, holdings in the Financials, Information Technology and Consumer Staples sectors were the largest relative detractors.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The portfolio transitioned during the quarter and now reflects the Pax ESG Beta Quality Fund investment strategy. The Fund follows a factor investing strategy designed to emphasize ESG, quality and value factors that we believe will benefit the long-term return potential of the Fund.

Following the transition as of June 30, 2016, the portfolio consisted of 153 stocks. Relative to the Russell 1000 Index, the portfolio in aggregate has overweight exposures to stocks with stronger ESG profiles, higher profitability, higher earnings quality, lower risk and lower valuations. The portfolio’s risk profile is optimized relative to the Russell 1000 Index, providing investors with a large-cap core portfolio. Sectors are aligned +/- 5% versus the Index and the portfolio beta* is targeted to be between 0.90 and 0.95.

For more information about the Fund’s investment strategy, visit paxworld.com/quality.

*	Beta reflects the sensitivity of a Fund’s return to fluctuations in its benchmark; a beta for a benchmark is 1.00; a beta greater than 1.00 indicates above average volatility and risk.

June 30, 2016

Pax ESG Beta Quality Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		-0.12%	-0.61%	10.83%	8.68%	6.26%
Class A1,2,4	PXGAX	NAV[3]	-0.12%	-0.60%	10.86%	8.69%	6.27%
		POP	-5.62%	-6.09%	8.79%	7.46%	5.67%
Institutional Class[1,5]	PWGIX		-0.01%	-0.35%	11.12%	8.96%	6.49%
Class R1,6	PXGRX		-0.24%	-0.87%	10.58%	8.41%	6.05%
Russell 1000 Index[7]			3.74%	2.93%	11.48%	11.88%	7.51%
Russell 1000 Growth Index			1.36%	3.02%	13.07%	12.35%	8.78%
Lipper Multi-Cap Growth Funds Index			-2.98%	-5.16%	10.38%	9.57%	7.18%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[6]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

[7]

Effective June 30, 2016, the performance benchmark of the Pax ESG Beta Quality Fund changed from the Russell 1000 Growth Index to the Russell 1000 Index. The Adviser believes that the Russell 1000 Index better represents the investment strategies of the Fund.

June 30, 2016

Asset Allocation	Percent of Investments
U.S. Stocks	96.1%
Foreign Stocks	0.8%
Cash & Cash Equivalents	3.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Alphabet, Inc., Class A	2.9%
Verizon Communications, Inc.	2.9%
Apple, Inc.	2.7%
PepsiCo, Inc.	2.5%
AT&T, Inc.	2.5%
Johnson & Johnson	2.4%
3M Co.	2.2%
Amazon.com, Inc.	1.9%
Thermo Fisher Scientific, Inc.	1.9%
CVS Health Corp.	1.8%
Total	23.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	21.7%
Financials	14.8%
Consumer Discretionary	13.9%
Health Care	12.1%
Industrials	11.1%
Consumer Staples	9.4%
Telecommunication Services	5.9%
Utilities	5.0%
Materials	2.7%
Energy	2.0%
Other assets and liabilities (net)	1.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2016

Pax Mid Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Mid Cap Fund (the Fund) perform for the period?

The Mid Cap Fund commenced operations on March 31, 2016. For the three-month period ended June 30, 2016, the Institutional Class and Individual Investor Class of the Fund had total returns of 3.13% and 3.10% respectively, compared to 2.28% for the Russell Midcap Index (the Index) and 3.18% for the Lipper Mid-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund’s performance was generally in-line with the Index due to strong stock selection within Materials, Discretionary and Industrials. Weak results of holdings within the Technology and Financials sectors detracted from performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

There have not been significant changes to the Fund’s positioning since its launch at the beginning of the second quarter. Our portfolio is defensively positioned with a large Financials overweight. We continue to favor banks and insurance companies due to their inexpensive valuations and lower volatility.

June 30, 2016
Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

		Total Return
Share class	Ticker Symbol	Since Inception[1]
Institutional Class[2]	PMIDX	3.13%
Individual Investor Class[2]	PWMDX	3.10%
Russell Midcap Index		2.28%
Lipper Mid-Cap Core Funds Index		3.18%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is March 31, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

June 30, 2016

Pax Mid Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	83.5%
Foreign Stocks	12.9%
Cash & Cash Equivalents	3.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
RenaissanceRe Holdings, Ltd.	4.5%
Capitol Federal Financial, Inc.	4.4%
Alleghany Corp.	4.3%
Cabela's, Inc.	3.8%
Investors Bancorp, Inc.	3.7%
Spire, Inc.	3.3%
ONE Gas, Inc.	3.2%
White Mountains Insurance Group, Ltd.	3.1%
Amdocs, Ltd.	3.0%
Syntel, Inc.	2.8%
Total	36.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	32.5%
Information Technology	15.4%
Consumer Discretionary	14.3%
Industrials	9.1%
Utilities	6.5%
Consumer Staples	6.1%
Health Care	5.0%
Energy	3.7%
Materials	2.6%
Other assets and liabilities (net)	4.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2016

Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2016, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 4.74%, 4.67%, 4.85% and 4.63%, respectively, compared to 2.22% for the Russell 2000 Index (the Index) and 4.39% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund outperformed the Index due to both stock selection and allocation. Specifically, the Fund’s underweight position within Healthcare contributed 168 basis points (bps)* of performance. From a stock selection standpoint, holdings in the Materials, Consumer Staples and Utilities sectors were all positive contributors. The largest detractors were Financials and Technology.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We entered the year with a meaningful overweight to Utilities – approximately double the weight of the Index. Due to the continued decline in interest rates and investor attraction to defensive sectors, Utilities performed very well. As a result of this strong performance, the sector has become quite expensive in our opinion and we have reduced our overweight to an allocation that is in-line with the Index.

*	A basis point is 1/100th of one percent.

June 30, 2016

Pax Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended June 30, 2016

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		4.74%	-3.15%	8.57%	9.35%	9.07%
Class A1,2,4	PXSAX	NAV[3]	4.67%	-3.16%	8.58%	9.34%	9.07%
		POP	-1.07%	-8.49%	6.55%	8.11%	8.33%
Institutional Class[1]	PXSIX		4.85%	-2.94%	8.85%	9.62%	9.35%
Class R1	PXSRX		4.63%	-3.32%	8.31%	9.10%	8.80%
Russell 2000 Index			2.22%	-6.73%	7.09%	8.35%	7.86%
Lipper Small-Cap Core Funds Index			4.39%	-3.52%	7.37%	8.27%	7.99%

See “Glossary of Terms” for descriptions of benchmarks.

The Fund’s inception date is March 27, 2008.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses in prior periods: average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

June 30, 2016

Asset Allocation	Percent of Investments
U.S. Stocks	87.8%
Foreign Stocks	8.0%
Cash & Cash Equivalents	4.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
RenaissanceRe Holdings, Ltd., ADR	3.1%
Capitol Federal Financial, Inc.	3.0%
Investors Bancorp, Inc.	2.7%
Natus Medical, Inc.	2.5%
Alleghany Corp.	2.5%
Cabela's, Inc.	2.5%
Unitil Corp.	2.4%
White Mountains Insurance Group, Ltd., ADR	2.4%
Syntel, Inc.	2.3%
EMCOR Group, Inc.	2.3%
Total	25.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	32.4%
Industrials	15.2%
Consumer Discretionary	15.0%
Information Technology	14.0%
Health Care	7.4%
Utilities	4.4%
Consumer Staples	4.2%
Materials	2.6%
Other assets and liabilities (net)	4.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2016

Pax Balanced Fund

Portfolio Manager Christopher Brown

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Nathan Moser, CFA

Portfolio Managers’ Comments

How did the Pax Balanced Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2016, the Balanced Fund Individual Class, Institutional Class, and Class R shares had total returns of 2.64%, 2.73% and 2.51%, respectively, underperforming its Blended benchmark which returned 4.52% for the period. The Fund finished ahead of its Lipper peers (Mixed-Asset Target Allocation Growth) ranking in the 42nd percentile for the Individual Investor Share Class.

What factors contributed to the Fund’s performance?

Although posting a positive return for the period, a higher allocation to equities and lower allocation to bonds detracted from performance relative to its benchmark. Generally, bonds outperformed equities during the period.

The Fund’s foreign developed markets equity exposure held back relative performance as the asset class trailed U.S. equity markets. However, the Fund’s holding in the Pax MSCI International ESG Index Fund performed well on a relative basis, helping to offset a portion of the underperformance related to the asset class being out of favor.

In the U.S. equity component of the Fund, stock selection within the Industrial and Financials sectors contributed positively to the Fund’s relative performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund lowered its exposure to foreign developed markets in late March. While developed markets still looked attractive from a valuation and overall fundamental perspective, concerns regarding the U.K. referendum to leave the European Union began to surface. We decided to lessen exposure due to this potential risk.

June 30, 2016

On March 31, 2016, the Fund converted its small- to-mid-cap concentration of individual securities (“SMID sleeve”) into a direct investment in the new Pax Mid Cap Fund. Both the SMID sleeve and Mid Cap Fund were/are managed by Nathan Moser. By converting the SMID sleeve into the Mid Cap Fund, we believe we can lower the overall risk of the Balanced Fund’s equity component by virtue of the Mid Cap Fund’s larger number of holdings and higher weighted-average market capitalization.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	2.64%	1.76%	7.02%	5.81%	4.49%
Institutional Class[1,2]	PAXIX	2.73%	2.04%	7.28%	6.07%	4.74%
Class R1,3	PAXRX	2.51%	1.55%	6.76%	5.56%	4.27%
S&P 500 Index		3.84%	3.99%	11.66%	12.10%	7.42%
Blended Index		4.52%	5.04%	8.73%	8.90%	6.81%
Lipper Mixed-Asset Target Alloc. Growth Funds Index		2.53%	0.02%	6.96%	7.18%	5.80%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

June 30, 2016

Pax Balanced Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	43.6%
U.S. Bonds	32.8%
Foreign Stocks	2.6%
Foreign Bonds	0.6%
Affiliated Investment Companies	17.2%
Cash & Cash Equivalents	3.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Pax Mid Cap Fund	8.8%
Pax MSCI International ESG Index Fund	8.4%
United States Treasury Note	2.2%
American Tower Corp., REIT	2.0%
Johnson & Johnson	1.9%
AT&T, Inc.	1.9%
Microsoft Corp.	1.8%
Chubb, Ltd.	1.7%
Becton Dickinson & Co.	1.5%
Occidental Petroleum Corp.	1.4%
Total	31.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2016

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	33.4%
Treasury Bonds 10.0%, Corporate Bonds 9.5%, Mortgage-Backed Bonds 9.3%, Municipal Bonds 2.3%, Agency/Gov’t Related Bonds 1.8%, Gov’t Bonds 0.3%, Community Investment Notes 0.2%.
Affiliated Investment Companies	17.2%
Financials	10.0%
Information Technology	9.3%
Health Care	8.3%
Consumer Staples	5.5%
Energy	3.8%
Industrials	3.4%
Consumer Discretionary	2.2%
Telecommunication Services	1.9%
Utilities	0.9%
Materials	0.7%
Other assets and liabilities (net)	3.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2016

Pax MSCI International ESG Index Fund

Portfolio Manager Christopher Brown

Portfolio Manager Scott LaBreche

Portfolio Manager Greg Hasevlat

Portfolio Managers’ Comments

How did the Pax MSCI International ESG Index Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2016, the Institutional Class, Individual Investor Class and Class R of the Fund had total returns of -4.04%, -4.20% and -4.35%, respectively, compared to -4.40% for the MSCI EAFE ESG (Net) Index (the “Index”) -4.42% for the MSCI EAFE (Net) Index (EAFE Index) and -2.11% for the Lipper International Large Cap Core Index.

On January 27, 2016, the Pax MSCI International ESG Index Fund celebrated its five year anniversary. Over the five year period ending June 30, 2016, the Fund (PXNIX) had produced strong peer results outperforming its Lipper International Large Cap Core Index and producing a top 4% five-year peer percentile ranking within its Lipper International Large Cap Core classification. Over the one-year and three-year periods, the Fund (PXNIX) has produced top 19% and top 12% peer percentile rankings, respectively.1

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index with the objective of outperforming the EAFE Index over the long run. The Fund and the Index are constructed to have a better environmental, social and governance (ESG) profile than the EAFE Index. Based on evaluations of ESG characteristics conducted by MSCI ESG Research2 as of June 30, 2016, the ESG profile of the Fund’s holdings averaged an overall rating of AA on MSCI ESG Research’s seven-point scale compared to an overall rating of A for the EAFE Index.

June 30, 2016

What contributed positively and negatively to performance?

International markets (as measured by the EAFE Index) ended the first six-months of the year down -4.42%, while domestic markets (as measured by the S&P 500 Index) increased by 3.84%. Global markets have been very volatile due to concerns over global growth, U.S. Fed tightening and the U.K. Brexit vote to exit the European Union, which led the international developed markets to post a negative six-month return.

The Fund’s environmental, social and governance (ESG) emphasis relative to the EAFE Index was beneficial for the period. By delineating stocks into three tiers based on MSCI IVA3 (Intangible Value Assessment) ratings (Top Tier: AAA/AA/A - highest rated companies, Middle Tier: BBB/BB - average rated companies, Bottom Tier: B/CCC - lowest rated companies) we were able to analyze the ESG contribution to relative performance. For the six-month period, the average rated and highest rated groups added positive relative performance, while the lowest rated group detracted from relative performance.

On a regional basis, the Fund’s holdings within Europe contributed positively to relative performance vs. the EAFE Index, while the Pacific region detracted.

On a sector basis, seven out of the ten sectors contributed positively to relative performance. Financials, Industrials and Health Care contributed the most versus the EAFE Index, while the Energy, Consumer Staples and Materials sectors detracted from relative performance.

[1]

The Pax MSCI International ESG Index Fund – Institutional Class (PXNIX) one-year rank is 24 out 127 funds, the three-year rank is 13 out 111 funds and the five-year rank is 4 out 105 funds. PXNIX is the oldest share class. The minimum investment needed for investment in PXNIX is $250,000.

[2]

MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

[3]	MSCI ESG Research Intangible Value Assessment (IVA) provides research, ratings, and analysis of companies’ risks and opportunities arising from environmental, social, and governance (ESG) factors.

June 30, 2016

Pax MSCI International ESG Index Fund, continued
Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	-4.04%	-9.15%	2.33%	2.75%	2.66%
Individual Investor Class[1,2]	PXINX	-4.20%	-9.44%	2.01%	2.47%	2.38%
Class R1,2	PXIRX	-4.35%	-9.73%	1.74%	2.21%	2.13%
MSCI EAFE ESG (Net) Index		-4.40%	-8.46%	3.18%	3.03%	3.09%
MSCI EAFE (Net) Index		-4.42%	-10.16%	2.06%	1.68%	1.81%
Lipper International Large-Cap Core Funds Index		-2.11%	-10.51%	1.89%	1.28%	1.50%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI International ESG Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of the Individual Investor Class and Class R is March 31, 2014. The performance information shown for the Individual Investor Class and Class R shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Individual Investor Class and Class R shares.

Asset Allocation	Percent of Investments
Foreign Stocks	95.7%
Exchange-Traded Funds	2.7%
Cash & Cash Equivalents	1.6%
Total	100.0%

June 30, 2016

Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	3.1%
Novartis AG	3.0%
iShares MSCI EAFE ETF	2.7%
Novo Nordisk A/S, Class B	2.1%
GlaxoSmithKline PLC	1.7%
Commonwealth Bank of Australia	1.6%
Vodafone Group PLC	1.3%
Unilever NV	1.2%
BASF SE	1.2%
SAP SE	1.2%
Total	19.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	22.5%
Health Care	14.0%
Industrials	13.3%
Consumer Discretionary	11.9%
Consumer Staples	11.4%
Materials	6.6%
Telecommunication Services	5.6%
Information Technology	5.5%
Utilities	4.2%
Exchange-Traded Funds	2.7%
Energy	1.7%
Other assets and liabilities (net)	0.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2016

Pax MSCI International ESG Index Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	23.2%
United Kingdom	15.3%
Switzerland	10.0%
Australia	9.0%
France	8.1%
Germany	7.5%
Netherlands	5.0%
Sweden	4.7%
Spain	3.1%
Denmark	3.1%
Hong Kong	1.8%
Singapore	1.6%
Italy	1.2%
Norway	0.8%
Ireland	0.6%
Belgium	0.6%
Portugal	0.3%
Luxembourg	0.3%
New Zealand	0.2%
Austria	0.1%
Finland	0.1%
Israel	0.1%
Other assets and liabilities (net)	3.3%
Total	100.0%

June 30, 2016
Pax Global Environmental Markets Fund

Portfolio Managers’ Comments

Portfolio Manager Hubert Aarts

Portfolio Manager Bruce Jenkyn-Jones Sub-Adviser Impax Asset Management Ltd.

How did the Pax Global Environmental Markets Fund perform for the period?

For the six-month period ended June 30, 2016, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 3.86%, 3.87%, 4.03% and 3.78%, respectively, versus 1.23% for the MSCI AC World (Net) Index and 3.86% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

There were numerous significant policy catalysts providing further support for our long-term growth drivers. Longer-term policy tailwinds continue to strengthen, including the potential ratification of the Paris Climate Agreement before the end of this year and China’s continuing commitment to environmental investment, as outlined in the country’s latest Five Year Plan.

The “Brexit” vote has introduced significant uncertainty regarding the political and economic outlook for the U.K. and Europe. In advance of the outcome we reviewed our U.K.-listed holdings and over the last twelve months we had increased our defensive exposure and U.S. exposure. We do not believe any significant repositioning is required as a short-term response to “Brexit”. However, we will continue to monitor the implications for our holdings as clarity emerges. The consequences and changes will unfold in the months and years ahead and these developments do not impact our investment approach.

Our companies continue to demonstrate strong earnings delivery, with superior earnings growth for the Fund compared to broader global equity markets. We remain confident of a continuation of this trend.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

There were no significant positioning changes during the first half of 2016. We have maintained our defensive positioning.

June 30, 2016

Pax Global Environmental Markets Fund, continued

What contributed positively to performance relative to the FTSE EOAS?

Defensive positioning and significant exposure to the U.S. proved beneficial as investors reacted to market volatility and the increased risk of an economic slowdown in Europe.

Water Utilities performed well on expectations of municipal utility consolidation following recent regulatory changes in the U.S. Water Infrastructure companies saw solid gains driven by robust municipal spending on repair and renewal of aging networks, particularly in the U.S. Our Sustainable Food and Agriculture holdings also performed well.

What detracted from performance relative to the FTSE EOAS?

Negative sentiment within the automotive industry presented a headwind for Transport Energy Efficiency companies. While challenging in the short term, we believe companies operating in emission control technologies and hybrid/electric vehicle supply chains are well positioned over the longer term, benefiting from tighter legislation and demand for lower carbon transportation.

Concerns on impending near-term overcapacity in solar module supply weighed on portfolio performance. Despite the short-term challenges, we remain positive on the longer-term growth prospects for the solar industry.

June 30, 2016

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		3.86%	-3.12%	6.34%	6.07%	3.94%
Class A1,2,4	PXEAX	NAV[3]	3.87%	-3.13%	6.36%	6.08%	3.94%
		POP	-1.81%	-8.46%	4.39%	4.88%	3.24%
Institutional Class[1]	PGINX		4.03%	-2.89%	6.61%	6.33%	4.20%
Class R1	PGRGX		3.78%	-3.33%	6.12%	5.80%	3.68%
MSCI AC World (Net) Index			1.23%	-3.73%	6.03%	5.38%	3.32%
FTSE Environmental Opportunities Index Series			3.86%	-2.46%	7.48%	4.60%	NA
MSCI World (Net) Index			0.66%	-2.78%	6.95%	6.63%	3.87%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is March 27, 2008. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	53.0%
U.S. Stocks	45.1%
Cash & Cash Equivalents	1.9%
Total	100.0%

June 30, 2016

Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Waste Management, Inc.	3.1%
Agilent Technologies, Inc.	3.1%
East Japan Railway Co.	2.9%
Thermo Fisher Scientific, Inc.	2.9%
American Water Works Co., Inc.	2.9%
Pennon Group PLC	2.8%
Delphi Automotive PLC	2.8%
Legrand SA	2.7%
Huaneng Renewables Corp., Ltd.	2.7%
PerkinElmer, Inc.	2.3%
Total	28.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Renewable & Alternative Energy			4.3%
	Solar Energy Generation Equipment	1.6%
	Renewable Energy Developers & Independent Power Producers (IPPs)	2.7%

Energy Efficiency			28.0%
	Power Network Efficiency	3.0%
	Industrial Energy Efficiency	9.6%
	Buildings Energy Efficiency	8.4%
	Transport Energy Efficiency	4.5%
	Consumer Energy Efficiency	2.5%

Water Infrastructure & Technologies			27.7%
	Water Infrastructure	15.7%
	Water Treatment Equipment	3.9%
	Water Utilities	8.1%

Pollution Control			16.6%
	Pollution Control Solutions	1.6%
	Environmental Testing & Gas Sensing	12.1%
	Public Transportation	2.9%

June 30, 2016

Sector	Sub Sector	Percent of Net Assets
Waste Management & Technologies			10.1%
	Recycling & Value Added Waste Processing	2.5%
	Hazardous Waste Management	1.9%
	General Waste Management	5.7%

Food, Agriculture & Forestry			4.8%
	Logistics, Food Safety and Packaging	1.9%
	Sustainable and Efficient Agriculture	2.9%

Diversified Environmental			5.7%
	Diversified Environmental	5.7%
Other assets and liabilities (net)			2.8%
			100.0%

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
United States	44.7%
Japan	14.6%
United Kingdom	10.2%
France	5.3%
China	4.3%
Germany	4.2%
Ireland	3.4%
Norway	2.0%
Finland	1.9%
Hong Kong	1.9%
Taiwan	1.6%
Spain	1.6%
Belgium	1.5%
Other assets and liabilities (net)	2.8%
Total	100.0%

June 30, 2016

Pax Ellevate Global Women’s Index Fund

Portfolio Manager Julie Fox Gorte, Ph.D.

Portfolio Manager Scott LaBreche

Portfolio Manager Heather Smith

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Index Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2016, the Individual Investor and Institutional Class had total returns of 2.23% and 2.33%, respectively, compared to 0.51% for the Pax Global Women’s Leadership Index (Women’s Index), 0.66% for the MSCI World (Net) Index (World Index) and 0.34% for the Lipper Global Multi-Cap Core Funds Index.

During the period, the Fund reached its two-year anniversary since adopting an index-based strategy, which began on June 4, 2014. Over the two-year period ending June 30, 2016, the Fund has outperformed global markets as depicted in the line-graph below. Institutional Class shares and Individual Investor Class shares had annualized two-year returns of 0.87% and 0.65%, respectively, versus the World Index two-year return of -0.70%.

Past performance is no guarantee of future results. Performance shown in the Growth of $10,000 chart does not include any applicable sales charges and fees. The chart represents a hypothetical investment at the beginning of the time period shown.

The Fund’s peer results have also been strong over the two-year period ending June 30, 2016, with both the Institutional and Individual Investor share classes ranking in the top 12%.1 The Fund’s relative outperformance over the two-year period ending June 30, 2016, was primarily driven by companies with at least 30%

June 30, 2016

women on their boards of directors, and by companies that have at least 25% women in senior management. The Fund’s avoidance of companies with fewer than 15% women in senior management also added positive relative performance.

What is the investment objective of the Fund?

The Pax Ellevate Global Women’s Index Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index, an index of companies around the world that are leaders in advancing women through gender diversity on their boards of directors and in management, and through other policies and programs.

This Fund is the first of its kind—a broadly diversified mutual fund that invests in the highest-rated companies in the world that are advancing women’s leadership. Among the companies in the Fund, 33% of board seats and 26% of executive management positions are held by women, as compared to global averages of 15% and 16% respectively.2 Companies in the Women’s Index also meet threshold environmental, social and governance (ESG) standards, as rated by MSCI ESG Research.

What factors contributed to the Fund’s performance?

International markets (as measured by the MSCI EAFE Index) ended the first six-months of the year down -4.42%, while domestic markets (as measured by the S&P 500 Index) increased by 3.84%. Global markets have been very volatile due to concerns over global growth, U.S. Fed tightening and the U.K. Brexit vote to exit the European Union, which led the international developed markets to post a negative six-month return.

The Fund started the year strong, outperforming the World Index by 1.57% net of expenses during the first six months. Outperformance was primarily driven by the companies with at least 30% women on their boards of directors. Within the Fund, companies with at least 30% board diversity have a 61% weight, compared with 22% in the World Index. The Fund’s outperformance was also supported by above average returns from companies that have at least 25% women in senior management. Within the Fund, companies with at least 25% women senior managers have a 58% weight, compared with 22% in the World Index.

On a regional basis, North America, Pacific and European markets added relative outperformance during the six-month period. Notable North American gender leaders that were among the highest contributors included: Kellogg Co., Yahoo!, Inc., Aetna, Inc., Intact Financial Corp. and Michael Kors Holdings, Inc. Within

June 30, 2016

Pax Ellevate Global Women’s Index Fund, continued

Europe, Sweden, Finland and the Netherlands drove positive relative results. In the Pacific region, Japanese companies underperformed which benefitted the Fund’s relative performance due to a portfolio underweight. Japan does not have any representation among gender diversity leaders worldwide according to our criteria.

From a sector perspective, eight out of the 10 sectors produced positive relative performance during the six-month period, led by Materials, Financials and Consumer Discretionary, while underweights to Energy and Industrials detracted.

[1]

Comparison based on the Lipper Global Multi-Cap Core Classification. The Institutional Class (PXWIX) 1 year percentile rank is 9th with a peer rank of 15 out 169, 2 year percentile rank is 12th with a peer rank of 17 out 153, the 3 year percentile rank is 11th with a peer rank of 16 out 148, the 5 year percentile rank is 38th with a peer rank of 40 out 107 and 10 year percentile rank is 60th with a peer rank of 38 out 64. The Individual Investor Class (PXWEX) 1 year percentile rank is 10th with a peer rank of 16 out 169, 2 year percentile rank is 12th with a peer rank of 18 out 153, the 3 year percentile rank is 12th with a peer rank of 17 out 148, the 5 year percentile rank is 42nd with a peer rank of 44 out 107 and 10 year percentile rank is 69th with a peer rank of 44 out 64.

[2]	“Survey of Women on Boards,” MSCI ESG Research, November 2015; MSCI All Country World Index, Pax Gender Analytics, 2015.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	2.23%	0.48%	8.01%	5.92%	3.23%
Institutional Class[1,2]	PXWIX	2.33%	0.69%	8.25%	6.17%	3.50%
Pax Global Women's Leadership (Net) Index*		0.51%	1.30%	N/A	N/A	N/A
MSCI World (Net) Index		0.66%	-2.78%	6.95%	6.63%	4.43%
Lipper Global Multi-Cap Core Funds Index		0.34%	-3.72%	5.62%	6.16%	4.92%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

*	A custom index calculated by MSCI. Inception date of Women’s Index is February 28, 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Index Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other

June 30, 2016

information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Institutional Class Shares is April 19, 2006. Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund”), on October 29, 2007. Performance information shown for Institutional Class Shares includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Pax World Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed.

Asset Allocation	Percent of Investments
U.S. Stocks	58.7%
Foreign Stocks	35.8%
Exchange-Traded Funds	1.5%
Cash & Cash Equivalents	4.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	2.4%
Johnson & Johnson	2.0%
Yahoo!, Inc.	2.0%
Aetna, Inc.	1.8%
Procter & Gamble Co., The	1.7%
Kellogg Co.	1.7%
Wells Fargo & Co.	1.7%
AT&T, Inc.	1.6%
Estee Lauder Cos, Inc., The, Class A	1.6%
Facebook, Inc., Class A	1.6%
Total	18.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2016
Pax Ellevate Global Women’s Index Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	23.3%
Information Technology	16.1%
Consumer Staples	14.9%
Health Care	12.0%
Consumer Discretionary	10.9%
Telecommunication Services	6.2%
Industrials	5.7%
Utilities	4.7%
Materials	2.6%
Energy	1.8%
Exchange-Traded Funds	1.5%
Other assets and liabilities (net)	0.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
United States	66.5%
France	6.0%
United Kingdom	6.0%
Canada	5.3%
Sweden	4.3%
Australia	3.7%
Germany	2.7%
Norway	1.9%
Netherlands	1.5%
Ireland	1.5%
Finland	1.0%
Denmark	0.9%
Singapore	0.8%
Switzerland	0.5%
Italy	0.4%
Hong Kong	0.3%
Belgium	0.2%
Spain	0.1%
Israel	0.1%
New Zealand	0.1%
Other assets and liabilities (net)	-3.8%
Total	100.0%

June 30, 2016
Pax High Yield Bond Fund

Portfolio Manager’s Comments

Portfolio Manager Peter Schwab, CFA

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2016, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 4.74%, 4.73%, 4.88% and 4.61%, respectively, compared to 7.93% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 6.81% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund’s performance?

The Fund’s performance was negatively impacted by holdings within the Retail sector and underweights in both the Energy and Metals & Mining sectors. The Fund’s duration positioning, while within 0.25 years of the benchmark, produced a 20 bps drag. Cash, which averaged 3.45% in the first half, was also a drag of 15 bps due to the strong positive returns of the benchmark in this period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In the first half of 2016, the Fund decreased its exposure to the Wireline, Specialty Retail and Aircraft Leasing sectors. Concerns about secular pressures for wireline companies, heightened competition in retail channels and strong performance from aircraft lessors drove the reductions in the sectors respectively.

We increased exposure to select higher quality automotive suppliers, a number of mid-stream energy names and several aluminum producers who issued new secured deals.

There were no material changes to the credit ratings of the Fund’s holdings. The Fund continues to be underweight BB rated companies, overweight B rated companies and has approximately 4% exposure to CCC rated names. Duration of the Fund at June 30, 2016 was 4.12 versus 4.26 for the benchmark.

June 30, 2016

Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		4.74%	-2.49%	0.85%	2.96%	5.17%
Class A1,2,4	PXHAX	NAV[3]	4.73%	-2.49%	0.90%	2.98%	5.18%
		POP	0.10%	-6.92%	-0.64%	2.04%	4.70%
Institutional Class[1,4]	PXHIX		4.88%	-2.27%	1.13%	3.23%	5.40%
Class R1,5	PXHRX		4.61%	-2.74%	0.65%	2.73%	4.94%
BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			7.93%	2.13%	4.61%	5.86%	7.07%
Lipper High Yield Bond Funds Index			6.81%	-0.94%	3.22%	4.88%	5.96%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses in prior periods: average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

Asset Allocation	Percent of Investments
U.S. Bonds	77.5%
Foreign Bonds	15.3%
Loans	2.2%
U.S. Stocks	0.5%
Cash & Cash Equivalents	4.5%
Total	100.0%

June 30, 2016

Credit Quality

Bond Rating[1]	Percent of Bonds
B	14.6%
B+	16.1%
B-	13.3%
BB	13.2%
BB+	10.7%
BB-	22.1%
BBB	0.5%
BBB+	0.3%
BBB-	3.2%
CCC	0.2%
CCC+	3.7%
CCC-	0.6%
Not Rated	1.5%
Total	100.0%

[1]

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default. NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

June 30, 2016

Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
HCA, Inc., 5.875%, 02/15/26	1.6%
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19	1.5%
KCG Holdings, Inc., 144A, 6.875%, 03/15/20	1.2%
Ahern Rentals, Inc., 144A, 7.375%, 05/15/23	1.2%
Kennedy-Wilson, Inc., 5.875%, 04/01/24	1.2%
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25	1.1%
Emerald Expositions Holding, Inc., 144A, 9.000%, 06/15/21	1.1%
Frontier Communications Corp, 10.500%, 09/15/22	1.1%
VTR Finance BV, 144A, 6.875%, 01/15/24	1.1%
Altice Financing SA, 144A, 6.500%, 01/15/22	1.0%
Total	12.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	14.0%
Media	12.4%
Basic Industry	10.1%
Telecommunications	9.1%
Health Care	7.9%
Capital Goods	5.8%
Technology & Electronics	5.8%
Banking	5.6%
Retail	5.3%
Financial Services	3.7%
Services	3.2%
Transportation	2.3%
Real Estate	2.3%
Consumer Goods	1.9%
Automotive	1.8%
Utility	0.8%
Leisure	0.5%
Insurance	0.4%
Other assets and liabilities (net)	7.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2016

Pax Sustainable Managers Capital Appreciation Fund

Portfolio Manager Peter Di Teresa

Portfolio Manager Shannon Zimmerman

Portfolio Managers’ Comments

How did the Pax Sustainable Managers Capital Appreciation Fund perform for the period?

At the end of the first quarter, the ESG Managers Growth Portfolio (Growth) consolidated into the ESG Managers Growth and Income Portfolio (Growth and Income) and was renamed the Pax Sustainable Managers Capital Appreciation Fund (the Fund). The Fund retains Growth and Income’s performance record because the Fund’s portfolio positioning (which we discuss below) is more closely aligned to that of the Growth and Income Fund than to Growth. We made adjustments to fund allocations and asset class exposures with the consolidation (also discussed below).

For the six-month period ended June 30, 2016, the Individual Investor Class, Class A, Institutional Class, and Class C shares of the Fund returned 1.60%, 1.66%, 1.75%, and 1.27%, respectively, compared to 2.10% for its blended benchmark, and 2.53% for the Lipper Mixed-Asset Target Allocation Growth Funds Index.

How is the Fund’s portfolio positioned?

The portfolio is modestly overweight equities relative to its blended benchmark. The Fund’s equity exposure includes U.S. small- and mid-cap stocks and emerging markets equities, which are not included in the blended benchmark. The fixed-income portion of the portfolio includes non-U.S. and below-investment-grade bonds, which also are not in the blended benchmark.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In the consolidation of the two ESG Managers Portfolios into the single Pax Sustainable Managers Capital Appreciation Fund, the overall stock/bond split was consistent with Growth and Income’s overweight position relative to its 80% equity target, and that allocation remains in place. We shifted the underlying equity allocations to bring the international equity segment closer to neutral (as a portion of the equity portfolio). We also reduced exposure to dividend-oriented

June 30, 2016

Pax Sustainable Managers Capital Appreciation Fund, continued

equity positions, reflecting less emphasis on income for the new fund. For the fixed-income side of the portfolio, we focused on a smaller number of funds, matching core bond exposure with a flexible multisector bond fund.

What contributed positively to performance?

A number of individual U.S. stock funds contributed positively to results for the six months, with Touchstone Premium Yield Equity, Pax Small Cap Fund, and TIAA-CREF Social Choice Equity all gaining more than the U.S. equity component of the blended benchmark. Pax MSCI International ESG Index Fund contributed positively on a relative basis by losing less than the international component of the benchmark. Schroder Emerging Market Equity contributed positively as emerging markets rallied and the benchmark does not include emerging markets stocks.

On the fixed-income side of the portfolio, both PIMCO Income and Pax High Yield Bond Fund underperformed the Barclays U.S. Aggregate Bond Index, due primarily to out-of-benchmark positions in credit-sensitive issues.

What detracted from performance?

As uneasy investors tended to favor bonds over stocks during the first half, the portfolio’s overweight to equities hindered performance. A number of U.S. equity funds detracted from results for the period, with Eventide Gilead the largest detractor due to a sizable loss from its growth-oriented holdings, healthcare in particular, falling out of favor with the market. Ariel also posted a negative return, while Parnassus Core Equity underperformed the U.S. equity component of the benchmark.

June 30, 2016
Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1,2]	PWCAX		1.60%	-3.38%	5.69%	5.99%	6.85%
Class A1,3	PGPAX	NAV[4]	1.66%	-3.33%	5.71%	6.00%	6.86%
		POP	-3.96%	-8.66%	3.73%	4.81%	5.93%
Institutional Class[1]	PMIIX		1.75%	-3.10%	6.02%	6.29%	7.12%
Class C1,5	PWCCX	NAV[4]	1.27%	-4.11%	4.89%	5.18%	6.03%
		CDSC	0.26%	-5.07%
Blended Index			2.10%	0.86%	7.82%	7.94%	8.53%
Lipper Mixed-Asset Target Allocation Growth Funds Index			2.53%	0.02%	6.96%	7.18%	8.02%
S&P 500 Index			3.84%	3.99%	11.66%	12.10%	12.32%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is January 4, 2010. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Individual Investor Class is April 1, 2016. The performance information shown for Individual Investor Class shares includes the NAV performance of Class A shares for the period prior to Individual Investor Class inception.

[3]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund’s Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[4]	NAV is Net Asset Value.

[5]

A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

June 30, 2016

Pax Sustainable Managers Capital Appreciation Fund, continued
Portfolio Highlights (Unaudited), continued

Manager Allocations

Fund/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
Neuberger Berman Socially Responsive Fund	1.8%
Parnassus Core Equity Fund	23.2%
TIAA-CREF Social Choice Equity Fund	15.7%
Touchstone Premium Yield Equity Fund	3.6%
Small/Mid-Cap
Ariel Fund	4.8%
Eventide Gilead Fund	7.4%
Pax Small Cap Fund	5.6%
International/World
Appleseed Fund	1.0%
Pax MSCI International ESG Index Fund	17.8%
Portfolio 21 Global Equity Fund	1.1%
Schroder Emerging Market Equity Fund	4.2%
Sector Specific
Pax Global Environmental Markets Fund	2.2%
Total Equities	88.4%

FIXED INCOME
Investment Grade
PIMCO Income Fund	6.7%
Praxis Impact Bond Fund	0.1%
TIAA-CREF Social Choice Bond Fund	3.7%
High Yield
Pax High Yield Bond Fund	0.7%
Total Fixed Income	11.2%
Other assets and liabilities (net)	0.4%

Total	100.0%

Top Ten Holdings

Description	Percent of Net Assets
Parnassus Core Equity Fund	23.2%
Pax MSCI International ESG Index Fund	17.8%
TIAA-CREF Social Choice Equity Fund	15.7%
Eventide Gilead Fund	7.4%
PIMCO Income Fund	6.7%
Pax Small Cap Fund	5.6%
Ariel Fund	4.8%
Schroder Emerging Market Equity Fund	4.2%
TIAA-CREF Social Choice Bond Fund	3.7%
Touchstone Premium Yield Equity Fund	3.6%
Total	92.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2016

Pax Sustainable Managers Total Return Fund

Portfolio Manager Peter Di Teresa

Portfolio Manager Shannon Zimmerman

Portfolio Managers’ Comments

How did the Pax Sustainable Managers Total Return Fund perform for the period?

At the end of the first quarter, the ESG Managers Balanced Portfolio (Balanced) consolidated into the ESG Managers Income Portfolio (Income) and was renamed the Pax Sustainable Managers Total Return Fund (the Fund). The Fund retains Income’s performance record because the Fund’s portfolio positioning (which we discuss below) is more closely aligned to that of the Income Fund than to Balanced. We made adjustments to fund allocations and asset class exposures with the consolidation (also discussed below).

For the six-month period ended June 30, 2016, the Individual Investor Class, Class A, Institutional Class, and Class C shares of the Fund returned 2.61%, 2.56%, 2.73%, and 2.19%, respectively, compared to 3.97% for its blended benchmark and 4.55% for the Lipper Mixed-Asset Target Allocation Conservative Funds Index.

How is the Fund’s portfolio positioned?

The portfolio is modestly overweight equities relative to its blended benchmark. The Fund’s equity exposure includes U.S. small- and mid-cap stocks and emerging markets equities, which are not included in the blended benchmark. The fixed-income portion of the portfolio includes non-U.S. and below-investment-grade bonds, which are not in the blended benchmark.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In the consolidation of the two ESG Managers Portfolios into the single Pax Sustainable Managers Total Return Fund, the overall stock/bond split was consistent with Income’s overweight position relative to its equity target and that allocation remains in place. We shifted the underlying equity allocations to bring the international equity segment closer to neutral (as a portion of the equity portfolio). We also reduced exposure to dividend-oriented equity positions,

June 30, 2016

Pax Sustainable Managers Total Return Fund, continued

reflecting less emphasis on income and more on total return in the new fund. For the fixed-income side of the portfolio, we made minor adjustments to the mix of bond classes.

What contributed positively to performance?

A number of individual U.S. stock funds contributed positively to results for the six months, with Touchstone Premium Yield Equity, Pax Small Cap Fund, and TIAA-CREF Social Choice Equity all gaining more than the U.S. equity component of the blended benchmark. Pax MSCI International ESG Index Fund contributed positively on a relative basis by losing less than the international component of the benchmark. Schroder Emerging Market Equity contributed positively as emerging markets rallied and the benchmark does not include emerging markets stocks.

On the fixed-income side of the portfolio, both PIMCO Income and Pax High Yield Bond Fund underperformed the Barclays U.S. Aggregate Bond Index, due primarily to out-of-benchmark positions in credit-sensitive issues.

What detracted from performance?

Overall, markets appeared to reflect caution on the part of investors during the first half of the year and high-quality bonds outperformed both stocks and other bonds. Against that background, the portfolio’s overweight to equities hindered performance. A number of U.S. equity funds detracted from results for the period, with Eventide Gilead the largest detractor due to a sizable loss from its growth-oriented holdings, healthcare in particular, falling out of favor with the market. Ariel also posted a negative return, while Parnassus Core Equity modestly underperformed the U.S. equity component of the benchmark.

Fixed income holdings overall detracted as the Barclays U.S. Aggregate Bond Index (the Index) proved difficult to beat in a period that saw long-term bonds repeatedly rally. While all of the portfolio’s bond fund holdings posted gains, the best performance from a core bond fund came from TIAA-CREF Social Choice Bond, which trailed the Index by one basis point.

June 30, 2016

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2016

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1,2]	PWTRX		2.61%	-0.03%	4.50%	4.45%	5.23%
Class A1,3	PWMAX	NAV[4]	2.56%	-0.08%	4.49%	4.44%	5.22%
		POP	-2.02%	-4.62%	2.91%	3.49%	4.48%
Institutional Class[1]	PWMIX		2.73%	0.12%	4.74%	4.69%	5.46%
Class C1,5	PWMCX	NAV[4]	2.19%	-0.89%	3.69%	3.65%	4.41%
		CDSC	1.16%	-1.88%
Blended Index			3.97%	3.89%	5.80%	5.71%	6.30%
Lipper Mixed-Asset Target Allocation Conservative Funds Index			4.55%	2.18%	4.28%	4.42%	5.38%
Barclays U.S. Aggregate Bond Index			5.31%	6.00%	4.06%	3.76%	4.30%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]

The Fund’s inception date is January 4, 2010. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of Individual Investor Class is April 1, 2016. The performance information shown for Individual Investor Class shares includes the NAV performance of Class A shares for the period prior to Individual Investor Class inception.

[3]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund’s Class A shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[4]	NAV is Net Asset Value.

[5]

A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

June 30, 2016

Pax Sustainable Managers Total Return Fund, continued
Portfolio Highlights (Unaudited), continued

Manager Allocations

Fund/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
Neuberger Berman Socially Responsive Fund	3.1%
Parnassus Core Equity Fund	8.3%
TIAA-CREF Social Choice Equity Fund	6.3%
Touchstone Premium Yield Equity Fund	4.8%
Small/Mid-Cap
Ariel Fund	1.4%
Eventide Gilead Fund	3.0%
Pax Small Cap Fund	2.0%
International/World
Appleseed Fund	3.1%
Pax MSCI International ESG Index Fund	7.9%
Portfolio 21 Global Equity Fund	1.0%
Schroder Emerging Market Equity Fund	2.0%
Sector Specific
Pax Global Environmental Markets Fund	1.0%
Total Equities	43.9%

FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	5.2%
CRA Qualified Investment Fund	5.3%
PIMCO Income Fund	10.5%
Praxis Impact Bond Fund	15.3%
TIAA-CREF Social Choice Bond Fund	16.3%
High Yield
Pax High Yield Bond Fund	3.8%
Total Fixed Income	56.4%
Other assets and liabilities (net)	-0.3%

Total	100.0%

Top Ten Holdings

Description	Percent of Net Assets
TIAA-CREF Social Choice Bond Fund	16.3%
Praxis Impact Bond Fund	15.3%
PIMCO Income Fund	10.5%
Parnassus Core Equity Fund	8.3%
Pax MSCI International ESG Index Fund	7.9%
TIAA-CREF Social Choice Equity Fund	6.3%
CRA Qualified Investment Fund	5.3%
Access Capital Community Investment Fund	5.2%
Touchstone Premium Yield Equity Fund	4.8%
Pax High Yield Bond Fund	3.8%
Total	83.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2016
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.,

According to Wikipedia, a paradigm shift is a “profound change in a fundamental model or perception of events.” Right now, we’re in the midst of several.

No, I’m not just talking about Brexit. That is all suited up as a paradigm shift, but it’s too soon to know whether it will really turn out to be one. The vast majority of that story is still unwritten, and it seems like many of the main characters haven’t written their scripts yet. I’m talking about two other paradigm shifts: the impact of investments and climate change.

Investing for Impact

We are in the midst of what I believe is a significant change in how most people think about their investment’s impact, which for most of us is in the context of a retirement plan. In the past, a lot of people either didn’t bother to consider the relationship between impact and investing, or they followed the accepted wisdom of many players on the financial markets: let us manage your money for you, and then if you want to do something charitable with the returns, that’s up to you. The prevailing wisdom was that if you tried to combine your wish for impact with the management of your portfolio, you would sacrifice returns.

If that was ever true, it’s certainly not now. Of course, there are always going to be funds that outperform and underperform, but there is substantial and robust literature, spanning decades, showing that sustainable investing routinely performs as well as, and sometimes outperforms, traditional, non-ESG approaches. We’ve collected hundreds of these studies, and provide links to some of the most useful and interesting ones on our website.

It’s also noteworthy, and not coincidental, that our own Pax Ellevate Global Women’s Index Fund, over the two years since its launch, has outperformed its benchmark—the MSCI World Index. We don’t think that’s happenstance: research substantiates that better representation of women in decision-making roles—boards and executive management—is positively and significantly linked to better financial performance. Links to some of the studies that support this proposition are on Pax Ellevate’s website as well.

June 30, 2016

Sustainable Investing Update (Unaudited), continued

So, not only is sustainable investing providing competitive returns, but the impact we generate can be had in any strategy, not just in private equity, the taskbar where most people pin “impact investing.” Last year, we filed a shareholder proposal at Apple, Inc., asking the company to report on pay ratios by gender and disclose policies regarding closing the gender pay gap. We were able to withdraw that shareholder proposal after agreeing with the company that Apple, Inc. would commit to closing that gap. That is impact. Would it have happened if we hadn’t urged it? Maybe—but I don’t think that would have happened this year. We fully expect that impact to extend beyond Apple, Inc. We also cofiled similar resolutions at eBay, Inc. and Amazon.com Inc. with similar results. As additional large, leading companies make this commitment, it will be harder for anyone else in their industry—or indeed anyone else—to resist.

Climate Change

Climate is another paradigm shift, not just in investment, but for the entire planet. This year marks a sad milestone in climate change: the first species extinction attributable to climate change. The world may not be rocked by the loss of the Bramble Cay melomys, but the implication is far greater: this is the kind of peril we create when we knowingly continue to emit greenhouse gases. And that’s why we filed or cofiled shareholder resolutions at Verizon Communications, Inc., Nucor Corp., Duke Energy and American Electric Power (AEP) asking that the companies report to shareholders on policies and progress toward more sustainable models of business all aimed at reducing our impact on the climate.

The specific “asks” were different for the different companies—at AEP, for instance, we asked the company to assess the risks that its coal assets will be stranded as a result of regulatory initiatives aiming to keep future climate change below 2ºC. At Duke Energy, we asked that the company assess the impact of changes in the electric utility industry aimed at limiting future climate change, particularly with regard to distributed generation and energy efficiency.

Pax cofiled both of these resolutions, one with As You Sow and one with the State of Connecticut Treasurer’s Office. All three of us are part of a broad coalition of investors—asset managers, asset owners, and nonprofits—working to advance sustainability through shareholder engagement, that is coordinated by Ceres, a non-profit organization advocating for sustainability leadership, of which Pax has long been a member. One of the best ways to advance impact is in cooperation with other investors, and while we all wish that impact was faster in coming, we all also know that everything we’re doing is at least moving things in the right

June 30, 2016

direction. Without our efforts, it’s business as usual (BAU). And with respect to climate and other sustainability issues, the BAU scenario is unpleasant at best, and more likely increasingly disastrous.

The efforts to advance impact for sustainability and avoid catastrophic climate change are long-term propositions. There’s a reason that Pax’s motto is “For Tomorrow.” Today, while we deal with the fallout of Brexit, we also know that however that proceeds, the work that we do still goes on, and that its impact will no doubt outlast and will likely outweigh any impact of Brexit in the long run.

THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2016

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2016 and ending on June 30, 2016.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

June 30, 2016

Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Annualized Expense Ratio	Expenses Paid During Period[1]
ESG Beta Quality Fund - Individual Investor [2]	$ 1,000.00	$ 998.80	1.24%	$ 6.16
ESG Beta Quality Fund - Class A [2]	1,000.00	998.80	1.24%	6.16
ESG Beta Quality Fund - Institutional [2]	1,000.00	999.90	0.99%	4.92
ESG Beta Quality Fund - Class R [2]	1,000.00	997.60	1.49%	7.40
Mid Cap Fund - Individual Investor [3]	1,000.00	1,031.00	1.13%	2.88
Mid Cap Fund - Institutional [3]	1,000.00	1,031.30	0.88%	2.25
Small Cap Fund - Individual Investor	1,000.00	1,047.40	1.19%	6.06
Small Cap Fund - Class A	1,000.00	1,046.70	1.19%	6.06
Small Cap Fund - Institutional	1,000.00	1,048.50	0.94%	4.79
Small Cap Fund - Class R	1,000.00	1,046.30	1.44%	7.33
Balanced Fund - Individual Investor	1,000.00	1,026.40	0.84%	4.23
Balanced Fund - Institutional	1,000.00	1,027.30	0.59%	2.97
Balanced Fund - Class R	1,000.00	1,025.10	1.09%	5.49
MSCI International ESG Index Fund - Individual Investor	1,000.00	958.00	0.80%	3.89
MSCI International ESG Index Fund - Institutional	1,000.00	959.60	0.55%	2.68
MSCI International ESG Index Fund - Class R	1,000.00	956.50	1.05%	5.11
Global Environmental Markets Fund - Individual Investor [4]	1,000.00	1,038.60	1.36%	6.89
Global Environmental Markets Fund - Class A [4]	1,000.00	1,038.70	1.36%	6.89
Global Environmental Markets Fund - Institutional [4]	1,000.00	1,040.30	1.11%	5.63
Global Environmental Markets Fund - Class R [4]	1,000.00	1,037.80	1.61%	8.16
Global Women's Index Fund - Individual Investor	1,000.00	1,022.30	0.94%	4.73
Global Women's Index Fund - Institutional	1,000.00	1,023.30	0.69%	3.47
High Yield Bond Fund - Individual Investor	1,000.00	1,047.40	1.02%	5.19
High Yield Bond Fund - Class A	1,000.00	1,047.30	1.02%	5.19
High Yield Bond Fund - Institutional	1,000.00	1,048.80	0.77%	3.92
High Yield Bond Fund - Class R	1,000.00	1,046.10	1.27%	6.46
Capital Appreciation Fund - Individual Investor [3]	1,000.00	1,011.70	0.96%	2.40
Capital Appreciation Fund - Class A	1,000.00	1,016.60	0.96%	4.81
Capital Appreciation Fund - Institutional	1,000.00	1,017.50	0.71%	3.56
Capital Appreciation Fund - Class C	1,000.00	1,012.70	1.71%	8.56
Total Return Fund - Individual Investor [3]	1,000.00	1,018.40	0.89%	2.23
Total Return Fund - Class A	1,000.00	1,025.60	0.89%	4.48
Total Return Fund - Institutional	1,000.00	1,027.30	0.64%	3.23
Total Return Fund - Class C	1,000.00	1,021.90	1.64%	8.24

[1]

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period beginning on January 1, 2016 and ending on June 30, 2016).

[2]

Effective June 30, 2016, the expense ratios for the ESG Beta Quality Fund were reduced to 0.90%, 0.90%, 0.65% and 1.05% for the Individual Investor, Class A, Institutional and Class R shares, respectively.Had the reduced expenses been in place for the six-month period, the resulting Ending Values and Expenses Paid During the Period in the table above would be $1,000.50 and $4.48 for Individual Investor and Class A shares, $1,001.60 and $3.23 for Institutional Class shares, and $999.30 and $5.72 for Class R shares.Hypothetical amounts shown in the table on the next page would be $1,020.39 and $4.52, $1,021.63 and $3.27 and $1,019.14 and $5.77, respectively.

[3]

Inception date for the Mid Cap Fund was March 31, 2016, and inception for the Individual Investor Class shares of the Capital Appreciation and Total Return Funds was April 1, 2016.Actual expense calculations are based on the number of days since inception through the end of the period (92 days and 91 days, respectively).

June 30, 2016

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Annualized Expense Ratio	Expenses Paid During Period[1]
ESG Beta Quality Fund - Individual Investor [2]	$ 1,000.00	$ 1,018.70	1.24%	$ 6.22
ESG Beta Quality Fund - Class A [2]	1,000.00	1,018.70	1.24%	6.22
ESG Beta Quality Fund - Institutional [2]	1,000.00	1,019.94	0.99%	4.97
ESG Beta Quality Fund - Class R [2]	1,000.00	1,017.45	1.49%	7.47
Mid Cap Fund - Individual Investor [3],5	1,000.00	1,019.24	1.13%	5.67
Mid Cap Fund - Institutional [3],5	1,000.00	1,020.49	0.88%	4.42
Small Cap Fund - Individual Investor	1,000.00	1,018.95	1.19%	5.97
Small Cap Fund - Class A	1,000.00	1,018.95	1.19%	5.97
Small Cap Fund - Institutional	1,000.00	1,020.19	0.94%	4.72
Small Cap Fund - Class R	1,000.00	1,017.70	1.44%	7.22
Balanced Fund - Individual Investor	1,000.00	1,020.69	0.84%	4.22
Balanced Fund - Institutional	1,000.00	1,021.93	0.59%	2.97
Balanced Fund - Class R	1,000.00	1,019.44	1.09%	5.47
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,020.89	0.80%	4.02
MSCI International ESG Index Fund - Institutional	1,000.00	1,022.13	0.55%	2.77
MSCI International ESG Index Fund - Class R	1,000.00	1,019.64	1.05%	5.27
Global Environmental Markets Fund - Individual Investor [4]	1,000.00	1,018.10	1.36%	6.82
Global Environmental Markets Fund - Class A [4]	1,000.00	1,018.10	1.36%	6.82
Global Environmental Markets Fund - Institutional [4]	1,000.00	1,019.34	1.11%	5.57
Global Environmental Markets Fund - Class R [4]	1,000.00	1,016.86	1.61%	8.07
Global Women's Index Fund - Individual Investor	1,000.00	1,020.19	0.94%	4.72
Global Women's Index Fund - Institutional	1,000.00	1,021.43	0.69%	3.47
High Yield Bond Fund - Individual Investor	1,000.00	1,019.79	1.02%	5.12
High Yield Bond Fund - Class A	1,000.00	1,019.79	1.02%	5.12
High Yield Bond Fund - Institutional	1,000.00	1,021.03	0.77%	3.87
High Yield Bond Fund - Class R	1,000.00	1,018.55	1.27%	6.37
Capital Appreciation Fund - Individual Investor [3],5	1,000.00	1,020.09	0.96%	4.82
Capital Appreciation Fund - Class A	1,000.00	1,020.09	0.96%	4.82
Capital Appreciation Fund - Institutional	1,000.00	1,021.33	0.71%	3.57
Capital Appreciation Fund - Class C	1,000.00	1,016.36	1.71%	8.57
Total Return Fund - Individual Investor [3],5	1,000.00	1,020.44	0.89%	4.47
Total Return Fund - Class A	1,000.00	1,020.44	0.89%	4.47
Total Return Fund - Institutional	1,000.00	1,021.68	0.64%	3.22
Total Return Fund - Class C	1,000.00	1,016.71	1.64%	8.22

[4]

Effective June 30, 2016, the expense ratios for the Global Environmental Markets Fund were reduced to 1.23%, 1.23%, 0.98% and 1.48% for the Individual Investor, Class A, Institutional and Class R shares, respectively.Had the reduced expenses been in place for the six-month period, the resulting Ending Values and Expenses Paid During the Period in the table on the previous page would be $1,039.30 and $6.24 for Individual Investor and Class A shares, $1,041.00 and $4.97 for Institutional Class shares, and $1,038.50 and $7.50 for Class R shares.Hypothetical amounts shown in the table above would be $1,018.75 and $6.17, $1,019.99 and $4.92 and $1,017.50 and $7.42, respectively.

[5]	For the Hypothetical examples, calculations shown assume the new Fund or new Share Class was in existence for the entire one-half year period beginning on January 1, 2016 and ending on June 30, 2016.

June 30, 2016

Schedule of Investments (Unaudited)

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 98.6%

Consumer Discretionary: 13.9%
Aaron's, Inc.	2,078	$45,487
Amazon.com, Inc. (a)	5,166	3,696,893
Bed Bath & Beyond, Inc. (a)	7,344	317,408
BorgWarner, Inc.	20,464	604,097
Brinker International, Inc.	31,879	1,451,451
Delphi Automotive PLC, ADR	4,726	295,848
Foot Locker, Inc.	2,506	137,479
Ford Motor Co.	30,600	384,642
Gap Inc., The	7,601	161,293
GNC Holdings, Inc.	14,237	345,817
Home Depot, Inc., The	15,500	1,979,195
Johnson Controls, Inc.	15,198	672,663
Lowe's Cos., Inc.	15,500	1,227,135
Macy's, Inc.	28,545	959,397
Marriott International, Inc., Class A	23,180	1,540,543
McDonald's Corp.	6,488	780,766
Michael Kors Holdings, Ltd. (a)	9,607	475,354
Netflix, Inc. (a)	1,236	113,069
Newell Brands, Inc.	8,132	394,971
NIKE, Inc., Class B	26,027	1,436,690
Nordstrom, Inc.	27,417	1,043,217
Polaris Industries, Inc.	618	50,528
Scripps Networks Interactive, Inc. Class A	26,212	1,632,221
Starbucks Corp.	45,300	2,587,536
Target Corp.	13,254	925,394
Time Warner, Inc.	11,579	851,520
Tupperware Brands Corp.	4,043	227,540
VF Corp.	16,300	1,002,287
Walt Disney Co., The	5,000	489,100
Williams-Sonoma, Inc.	8,479	442,010
Yum! Brands, Inc.	5,816	482,263
		26,753,814
Consumer Staples: 9.4%
Campbell Soup Co.	12,443	827,833
CVS Health Corp.	36,784	3,521,700
Dr. Pepper Snapple Group, Inc.	8,650	835,850
Estee Lauder Cos, Inc., The, Class A	8,219	748,093
General Mills, Inc.	29,116	2,076,553
Hershey Co/The	6,686	758,794
Ingredion, Inc.	4,682	605,898
JM Smucker Co., The	322	49,076
Kellogg Co.	10,244	836,423
Kimberly-Clark Corp.	443	60,904
Kroger Co., The	32,649	1,201,157
Mead Johnson Nutrition Co.	698	63,344
PepsiCo, Inc.	45,180	4,786,369
Procter & Gamble Co., The	22,100	1,871,207
		18,243,201
Energy: 2.0%
Helmerich & Payne, Inc.	8,261	554,561
Oceaneering International, Inc.	9,854	294,240
Schlumberger, Ltd., ADR	16,063	1,270,262
Spectra Energy Corp.	2,662	97,509
Tesoro Corp.	1,725	129,237
World Fuel Services Corp.	33,476	1,589,775
		3,935,584
Financials: 14.8%
Aflac, Inc.	45,931	3,314,381
CBL & Associates Properties, Inc., REIT	48,447	451,042
CBOE Holdings, Inc.	19,628	1,307,617
CBRE Group, Inc., Class A (a)	45,500	1,204,840
Chimera Investment Corp., REIT	74,138	1,163,967
Discover Financial Services	26,470	1,418,527
East West Bancorp, Inc.	22,447	767,238
Hospitality Properties Trust, REIT	106,797	3,075,754
Host Hotels & Resorts, Inc., REIT	18,641	302,171
Lamar Advertising Co., Class A, REIT	14,267	945,902
Lincoln National Corp.	21,569	836,230
MetLife, Inc.	40,374	1,608,096
MFA Financial, Inc., REIT	256,840	1,867,227
Morningstar, Inc.	1,596	130,521
Nasdaq, Inc.	5,242	339,000
PNC Financial Services Group, Inc.	30,700	2,498,673
Reinsurance Group of America, Inc.	23,738	2,302,349
Starwood Property Trust, Inc., REIT	17,120	354,726
Travelers Cos., Inc., The	8,810	1,048,742

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Financials, continued
Two Harbors Investment Corp., REIT	204,799	$1,753,079
Unum Group	55,824	1,774,645
		28,464,727
Health Care: 12.1%
AbbVie, Inc.	16,341	1,011,671
Aetna, Inc.	1,248	152,418
Agilent Technologies, Inc.	27,250	1,208,810
Amgen, Inc.	2,481	377,484
Anthem, Inc.	6,264	822,714
Bristol-Myers Squibb Co.	4,734	348,186
Celgene Corp. (a)	17,207	1,697,126
Centene Corp. (a)	2,699	192,628
Charles River Laboratories Intl., Inc. (a)	5,591	460,922
Cigna Corp.	2,414	308,968
Gilead Sciences, Inc.	35,045	2,923,454
HCA Holdings, Inc. (a)	7,342	565,407
Johnson & Johnson	38,902	4,718,813
Mallinckrodt PLC (a)	1,351	82,114
Merck & Co., Inc.	39,885	2,297,775
Quest Diagnostics, Inc.	8,763	713,396
Quintiles Transnational Holdings, Inc. (a)	3,717	242,794
St. Jude Medical, Inc.	8,106	632,268
Thermo Fisher Scientific, Inc.	24,962	3,688,385
UnitedHealth Group, Inc.	7,044	994,613
		23,439,946
Industrials: 11.1%
3M Co.	23,800	4,167,855
Emerson Electric Co.	5,468	285,211
Expeditors Intl. of Washington, Inc.	12,396	607,900
FedEx Corp.	3,731	566,291
Graco, Inc.	12,815	1,012,257
HD Supply Holdings, Inc. (a)	39,413	1,372,361
JB Hunt Transport Services, Inc.	9,510	769,644
Landstar System, Inc.	22,000	1,510,520
Owens Corning	1,802	92,839
Pitney Bowes, Inc.	4,396	78,249
Roper Technologies, Inc.	8,580	1,463,405
RR Donnelley & Sons, Co.	15,164	256,575
Ryder System, Inc.	27,874	1,704,216
Southwest Airlines Co.	6,062	237,691
Spirit AeroSystems Holdings, Inc., Class A (a)	26,057	1,120,451
Stanley Black & Decker, Inc.	26,500	2,947,330
United Parcel Service, Inc., Class B	22,251	2,396,878
Waste Management, Inc.	13,039	864,095
		21,453,768
Information Technology: 21.7%
Alphabet, Inc., Class A (a)	8,028	5,647,938
Alphabet, Inc., Class C (a)	1,456	1,007,700
Apple, Inc.	54,502	5,210,390
CA, Inc.	38,766	1,272,688
Cisco Systems, Inc.	48,849	1,401,478
Cognizant Technology Solutions, Class A (a)	31,811	1,820,862
EMC Corp.	50,582	1,374,313
Facebook, Inc., Class A (a)	15,000	1,714,200
Global Payments, Inc.	5,075	362,254
HP, Inc.	130,758	1,641,013
IBM	15,980	2,425,444
Ingram Micro, Inc., Class A	50,951	1,772,076
Intel Corp.	52,130	1,709,864
Intuit, Inc.	2,033	226,903
MasterCard, Inc., Class A	28,000	2,465,680
Microsoft Corp.	52,646	2,693,896
NVIDIA Corp.	11,789	554,201
Oracle Corp.	27,974	1,144,976
QUALCOMM, Inc.	17,000	910,690
Red Hat, Inc. (a)	9,990	725,274
salesforce.com, Inc. (a)	10,208	810,617
Synopsys, Inc. (a)	14,737	796,977
Texas Instruments, Inc.	45,595	2,856,526
Visa, Inc., Class A	16,335	1,211,567
Xerox Corp.	9,665	91,721
		41,849,248
Materials: 2.7%
Air Products & Chemicals, Inc.	4,886	694,007
Bemis Co., Inc.	15,156	780,382
Celanese Corp., Series A	5,689	372,345
Eastman Chemical Co.	21,224	1,441,110
PPG Industries, Inc.	3,574	372,232
Praxair, Inc.	7,594	853,490
Reliance Steel & Aluminum Co.	2,239	172,179

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Materials, continued
Sonoco Products Co.	12,362	$613,897
		5,299,642
Telecommunication Services: 5.9%
AT&T, Inc.	110,600	4,779,026
CenturyLink, Inc.	39,411	1,143,313
Verizon Communications, Inc.	99,892	5,577,969
		11,500,308
Utilities: 5.0%
American Water Works Co., Inc.	37,984	3,210,028
Consolidated Edison, Inc.	8,611	692,669
Dominion Resources, Inc.	9,507	740,881
Edison International	17,947	1,393,943
NextEra Energy, Inc.	16,005	2,087,052
PG&E Corp.	876	55,994
Public Service Enterprise Group, Inc.	31,943	1,488,863
		9,669,430
TOTAL COMMON STOCKS
(Cost $144,215,242)		190,609,668

TIME DEPOSIT: 3.1%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	$6,066,000	6,066,000
(Cost $6,066,000)

TOTAL INVESTMENTS: 101.7%
(Cost $150,281,242)		196,675,668

OTHER ASSETS AND LIABILITIES—
(NET): -1.7%		(3,226,593)

NET ASSETS: 100.0%		$193,449,075

(a)	Non-income producing security.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Mid Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 95.2%

Consumer Discretionary: 14.3%
Aramark	75,000	$2,506,500
Cabela's, Inc. (a)	125,159	6,265,460
Carter's, Inc.	42,471	4,521,887
Genuine Parts Co.	20,000	2,025,000
Newell Brands, Inc.	73,403	3,565,184
Sally Beauty Holdings, Inc. (a)	158,478	4,660,838
		23,544,869
Consumer Staples: 6.1%
ConAgra Foods, Inc.	70,000	3,346,700
Maple Leaf Foods, Inc.	175,200	3,741,451
US Foods Holding Corp. (a)	120,000	2,908,800
		9,996,951
Energy: 3.7%
Concho Resources, Inc. (a)	10,000	1,192,700
Core Laboratories NV, ADR	12,740	1,578,359
EQT Corp.	42,906	3,322,211
		6,093,270
Financials: 32.5% (b)
Alleghany Corp. (a)	12,977	7,131,899
Capitol Federal Financial, Inc.	518,107	7,227,592
Citizens Financial Group, Inc.	200,000	3,996,000
Crown Castle International Corp., REIT	36,000	3,651,480
Equity Residential, REIT	22,892	1,576,801
Investors Bancorp, Inc.	554,319	6,141,855
Jones Lang LaSalle, Inc.	14,500	1,413,025
Legg Mason, Inc.	87,693	2,586,067
Prologis, Inc., REIT	68,000	3,334,720
RenaissanceRe Holdings, Ltd., ADR	62,534	7,343,993
Weyerhaeuser Co., REIT	80,000	2,381,600
White Mountains Insurance Group, Ltd., ADR	6,000	5,052,000
Willis Towers Watson PLC	15,000	1,864,650
		53,701,682
Health Care: 5.0%
Brookdale Senior Living, Inc. (a)	235,000	3,628,400
Hologic, Inc. (a)	131,100	4,536,060

Industrials: 9.1%
Expeditors Intl. of Washington, Inc.	83,575	4,098,518
Lincoln Electric Holdings, Inc.	30,000	1,772,400
Masco Corp.	105,597	3,267,171
Oshkosh Corp.	81,681	3,897,001
Waste Management, Inc.	29,681	1,966,960
		15,002,050
Information Technology: 15.4%
Amdocs, Ltd., ADR	85,000	4,906,199
ARRIS International PLC (a)	139,308	2,919,896
Check Point Software Technologies, Ltd. (a)	37,000	2,948,160
Citrix Systems, Inc. (a)	20,000	1,601,800
Fiserv, Inc. (a)	20,000	2,174,600
Genpact, Ltd., ADR (a)	57,420	1,541,153
Ingram Micro, Inc., Class A	132,822	4,619,549
Syntel, Inc. (a)	103,477	4,683,369
		25,394,726
Materials: 2.6%
Axiall Corp.	80,973	2,640,530
Newmont Mining Corp.	42,176	1,649,925
		4,290,455
Utilities: 6.5%
ONE Gas, Inc.	80,421	5,355,234
Spire, Inc.	76,720	5,434,845
		10,790,079
TOTAL COMMON STOCKS
(Cost $145,281,721)		156,978,542

TOTAL INVESTMENTS: 95.2%
(Cost $145,281,721)		156,978,542

OTHER ASSETS AND LIABILITIES—
(NET): 4.8%		7,845,079

NET ASSETS: 100.0%		$164,823,621

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 95.2%

Consumer Discretionary: 15.0%
Cabela's, Inc. (a)	314,821	$15,759,939
Carter's, Inc.	100,000	10,647,000
Gentex Corp.	880,000	13,596,000
Jamba, Inc. (a)	579,307	5,961,069
Metaldyne Performance Group, Inc.	536,295	7,374,056
Planet Fitness, Inc., Class A (a)(b)	518,530	9,789,846
Sally Beauty Holdings, Inc. (a)	470,000	13,822,700
Tailored Brands, Inc. (b)	435,000	5,507,100
WCI Communities, Inc. (a)	800,000	13,520,000
		95,977,710
Consumer Staples: 4.2%
Maple Leaf Foods, Inc.	585,300	12,499,266
Performance Food Group Co. (a)	470,426	12,659,164
US Foods Holding Corp. (a)	58,793	1,425,142
		26,583,572
Financials: 32.4% (c)
Alleghany Corp. (a)	29,000	15,937,820
Beneficial Bancorp, Inc. (a)	800,000	10,176,000
Berkshire Hills Bancorp, Inc.	262,759	7,073,472
Capitol Federal Financial, Inc.	1,393,504	19,439,381
Charter Financial Corp.	252,590	3,354,395
FBR & Co.	260,832	3,894,222
Fox Chase Bancorp, Inc.	566,599	11,524,624
HomeTrust Bancshares, Inc. (a)	640,447	11,848,270
Independent Bank Corp.	252,628	11,545,100
Investors Bancorp, Inc.	1,553,531	17,213,123
Kearny Financial Corp/MD	973,434	12,245,800
Legg Mason, Inc.	380,000	11,206,200
Meridian Bancorp, Inc.	991,528	14,654,784
Physicians Realty Trust, REIT	488,117	10,255,338
RenaissanceRe Holdings, Ltd., ADR	170,000	19,964,799
Sovran Self Storage, Inc., REIT	90,000	9,442,800
TheStreet, Inc. (b)	1,471,653	1,662,968
White Mountains Insurance Group, Ltd.	18,279	15,390,918
		206,830,014
Health Care: 7.4%
Brookdale Senior Living, Inc. (a)	750,000	11,580,000
ICON PLC, ADR (a)	75,000	5,250,750
Integra LifeSciences Holdings Corp. (a)	105,261	8,397,723
Ligand Pharmaceuticals, Inc. (a)(b)	50,000	5,963,500
Natus Medical, Inc. (a)	430,000	16,254,000
		47,445,973
Industrials: 15.2%
EMCOR Group, Inc.	300,000	14,778,000
ICF International, Inc. (a)	260,000	10,634,000
KLX, Inc. (a)	225,000	6,975,000
Knoll, Inc.	272,360	6,612,901
Korn/Ferry International	360,000	7,452,000
Lincoln Electric Holdings, Inc.	150,000	8,862,000
MRC Global, Inc. (a)	950,000	13,499,500
NN, Inc.	360,000	5,036,400
Oshkosh Corp.	250,000	11,927,500
Thermon Group Holdings, Inc. (a)	575,106	11,047,786
		96,825,087
Information Technology: 14.0%
ACI Worldwide, Inc. (a)	454,854	8,874,202
ARRIS International PLC (a)	480,000	10,060,800
ExlService Holdings, Inc. (a)	215,000	11,268,150
Genpact, Ltd., ADR (a)	485,000	13,017,400
Ingram Micro, Inc., Class A	351,550	12,226,909
Insight Enterprises, Inc. (a)	11,877	308,802
Progress Software Corp. (a)	356,838	9,798,771
Syntel, Inc. (a)	330,000	14,935,800
Verint Systems, Inc. (a)	235,000	7,785,550
Westell Technologies, Inc., Class A (a)	1,565,681	1,095,977
		89,372,361
Materials: 2.6%
Axiall Corp.	250,005	8,152,663
Kaiser Aluminum Corp.	90,000	8,136,900
		16,289,563

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Utilities: 4.4%
ONE Gas, Inc.	86,303	$5,746,917
Spire, Inc.	92,131	6,526,560
Unitil Corp.	365,000	15,574,550
		27,848,027
TOTAL COMMON STOCKS
(Cost $606,686,941)		607,172,307

TIME DEPOSIT: 4.2%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	$26,916,000	26,916,000
(Cost $26,916,000)

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 1.3%
State Street Navigator Securities Lending Prime Portfolio	8,299,329	8,299,329
(Cost $8,299,329)

TOTAL INVESTMENTS: 100.7%
(Cost $641,902,270)		642,387,636

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -1.3%		(8,299,329)

OTHER ASSETS AND LIABILITIES—
(NET): 0.6%		3,671,133

NET ASSETS: 100.0%		$637,759,440

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2016. The total market value of securities on loan as of June 30, 2016 was $7,983,155.

(c)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited)

Pax Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 46.0%

Consumer Discretionary: 2.2%
Amazon.com, Inc. (a)	17,507	$12,528,359
Time Warner, Inc.	226,616	16,665,341
Walt Disney Co., The	129,100	12,628,562
		41,822,262
Consumer Staples: 5.5%
CVS Health Corp.	190,800	18,267,192
Estee Lauder Cos, Inc., The, Class A	245,812	22,373,808
General Mills, Inc.	280,400	19,998,128
PepsiCo, Inc.	215,000	22,777,100
Procter & Gamble Co., The	235,000	19,897,450
		103,313,678
Energy: 3.8%
EOG Resources Inc.	100,000	8,342,000
Hess Corp. (d)	180,000	10,818,000
Occidental Petroleum Corp.	344,800	26,053,088
Pioneer Natural Resources Co.	169,000	25,554,490
		70,767,578
Financials: 10.0%
American Tower Corp., REIT	328,100	37,275,441
AvalonBay Communities, Inc., REIT	40,000	7,215,600
Bank of New York Mellon Corp., The	421,300	16,367,505
Charles Schwab Corp., The	540,000	13,667,400
Chubb, Ltd.	245,900	32,141,589
Citigroup, Inc.	340,000	14,412,600
Crown Castle International Corp., REIT	190,000	19,271,700
First Republic Bank	123,200	8,622,768
Goldman Sachs Group, Inc., The	77,500	11,514,950
Hartford Financial Services Group	180,000	7,988,400
Synchrony Financial (a)	340,000	8,595,200
US Bancorp	250,000	10,082,500
		187,155,653
Health Care: 8.3%
Becton Dickinson & Co.	165,552	28,075,964
Biogen, Inc. (a)	17,500	4,231,850
Celgene Corp. (a)	180,000	17,753,400
Gilead Sciences, Inc.	80,000	6,673,600
Johnson & Johnson	290,000	35,177,000
Merck & Co., Inc.	355,000	20,451,550
Thermo Fisher Scientific, Inc.	135,000	19,947,600
Zoetis, Inc.	490,145	23,262,282
		155,573,246
Industrials: 3.4%
3M Co.	80,000	14,009,600
Ingersoll-Rand PLC	255,783	16,288,261
Stanley Black & Decker, Inc.	173,303	19,274,760
United Parcel Service, Inc., Class B	135,000	14,542,200
		64,114,821
Information Technology: 9.3%
Alphabet, Inc., Class A (a)	30,500	21,457,665
Alphabet, Inc., Class C (a)	30,549	21,142,962
Apple, Inc.	262,500	25,095,000
Cisco Systems, Inc.	362,000	10,385,780
Cognizant Technology Solutions, Class A (a)	326,188	18,671,001
Facebook, Inc., Class A (a)	80,000	9,142,400
Microsoft Corp.	640,786	32,789,020
QUALCOMM, Inc.	390,000	20,892,300
Visa, Inc., Class A	190,000	14,092,300
		173,668,428
Materials: 0.7%
Ecolab, Inc.	104,200	12,358,120

Telecommunication Services: 1.9%
AT&T, Inc. (e)	810,100	35,004,421

Utilities: 0.9%
Eversource Energy	296,105	17,736,690

TOTAL COMMON STOCKS
(Cost $734,743,805)		861,514,897

AFFILIATED INVESTMENT COMPANIES: 17.2%
Pax Mid Cap Fund (f)	15,982,093	164,615,559
Pax MSCI International ESG Index Fund (f)	20,747,844	156,231,267
(Cost $332,833,783)		320,846,826

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS: 33.4%

COMMUNITY INVESTMENT NOTES: 0.2%
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20	$3,000,000	$3,000,000
CINI Investment Note, 2.000%, 11/01/17 (b)(g)	265,516	254,417

TOTAL COMMUNITY INVESTMENT NOTES
(Cost $3,265,516)		3,254,417

CORPORATE BONDS: 9.5%

Consumer Discretionary: 0.7%
GameStop Corp., 144A, 6.750%, 03/15/21 (c)	500,000	495,000
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	3,120,348
Newell Brands, Inc., 2.050%, 12/01/17	170,000	171,433
Ross Stores, Inc., 3.375%, 09/15/24	3,000,000	3,138,114
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,291,165
Walt Disney Co., The, 3.750%, 06/01/21	3,026,000	3,356,022
		13,572,082
Consumer Staples: 0.9%
Campbell Soup Co., 3.300%, 03/19/25	3,000,000	3,159,291
Coca-Cola Refreshments USA, Inc., 6.750%, 09/15/28	1,000,000	1,381,294
Costco Wholesale Corp., 2.250%, 02/15/22	2,000,000	2,065,188
General Mills, Inc., 5.650%, 02/15/19	2,500,000	2,780,460
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,168,654
Kimberly-Clark Corp., 2.650%, 03/01/25	2,000,000	2,104,338
Mondelez International, Inc., 6.125%, 08/23/18	2,000,000	2,194,252
PepsiCo, Inc., 2.750%, 04/30/25	1,000,000	1,034,537
		16,888,014

Energy: 0.7%
ConocoPhillips Co., 2.875%, 11/15/21	3,000,000	3,056,304
Hess Corp, 3.500%, 07/15/24 (d)	2,000,000	1,931,044
Noble Energy, Inc., 3.900%, 11/15/24	2,000,000	2,035,338
Occidental Petroleum Corp., 3.500%, 06/15/25	2,000,000	2,115,826
ONEOK Partners, LP, 8.625%, 03/01/19 (e)	3,775,000	4,279,310
		13,417,822
Financials: 4.2%
Ally Financial, Inc., 3.250%, 11/05/18	2,000,000	2,002,500
American Express Co., 7.000%, 03/19/18	1,000,000	1,092,775
Asian Development Bank, 2.125%, 03/19/25	2,000,000	2,072,368
Bank of America Corp., 1.350%, 11/21/16	1,950,000	1,952,894
Bank of America Corp., 1.950%, 05/12/18	3,000,000	3,019,008
BlackRock, Inc., 3.375%, 06/01/22	2,350,000	2,555,275
Citigroup, Inc., 3.400%, 05/01/26	3,000,000	3,082,455
Digital Realty Trust LP, REIT, 3.950%, 07/01/22	1,750,000	1,835,549
Discover Bank, 3.200%, 08/09/21	3,000,000	3,055,683
Discover Bank, 4.250%, 03/13/26	1,300,000	1,362,425
Fifth Third Bank, 2.250%, 06/14/21	1,000,000	1,016,297
Ford Motor Credit Co., LLC, 1.886%, 11/20/18	3,000,000	2,996,730
Ford Motor Credit Co., LLC, 1.486%, 03/12/19	1,000,000	996,203
Ford Motor Credit Co., LLC, 8.125%, 01/15/20	2,000,000	2,387,220

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited)

Pax Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Financials, continued
GE Capital International Funding Co. Unlimited Co., 144A, 4.418%, 11/15/35 (c)	$2,000,000	$2,247,672
Goldman Sachs Group, Inc., The, 1.838%, 04/30/18	4,000,000	4,021,848
Goldman Sachs Group, Inc., The, 2.000%, 10/30/22	3,000,000	2,921,061
Goldman Sachs Group, Inc., The, 6.750%, 10/01/37	2,000,000	2,474,638
ING Bank NV, 144A, 2.000%, 11/26/18 (c)	2,000,000	2,021,992
International Bank for Reconstruction & Development, 0.625%, 07/12/17	2,000,000	2,003,004
International Bank for Reconstruction & Development, 2.125%, 03/03/25	4,000,000	4,158,079
International Finance Corp., 2.000%, 09/15/24	3,000,000	3,030,159
Morgan Stanley, 1.918%, 04/25/18	4,000,000	4,039,704
Morgan Stanley, 3.100%, 11/09/18	1,177,000	1,194,501
Morgan Stanley, 2.200%, 12/07/18	2,000,000	2,027,540
North American Development Bank, 2.400%, 10/26/22	2,000,000	2,044,096
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,184,312
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,321,882
State Street Corp., 4.956%, 03/15/18	2,010,000	2,107,455
Toyota Motor Credit Corp., 4.250%, 01/11/21	1,480,000	1,653,265
Toyota Motor Credit Corp., 1.900%, 04/08/21	500,000	508,172
Travelers Cos, Inc., The, 3.750%, 05/15/46	1,000,000	1,049,236
US Bancorp, 1.950%, 11/15/18	2,064,000	2,108,046
Wells Fargo & Co., 2.600%, 07/22/20	3,000,000	3,084,924
Wells Fargo & Co., 3.000%, 04/22/26	1,000,000	1,020,645
Wells Fargo Bank NA, 1.375%, 01/22/18	1,000,000	1,004,636
		78,654,249
Health Care: 0.7%
Becton Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,156,594
Becton Dickinson & Co., 7.000%, 08/01/27	2,250,000	3,016,571
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,159,388
Gilead Sciences, Inc., 3.700%, 04/01/24	2,000,000	2,167,866
Merck & Co., Inc., 2.350%, 02/10/22	2,000,000	2,061,812
		12,562,231
Industrials: 0.8%
CSX Corp., 7.375%, 02/01/19	2,000,000	2,297,098
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,387,953
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,501,438
Ryder System, Inc., 2.500%, 05/11/20	2,000,000	2,025,868
SolarCity Corp., 4.700%, 05/29/25	2,000,000	2,116,032
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,070,500
Waste Management, Inc., 2.900%, 09/15/22	2,500,000	2,620,918
		14,019,807
Information Technology: 0.9%
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,272,392
Apple, Inc., 2.850%, 05/06/21	4,000,000	4,227,464

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Information Technology, continued
CA, Inc., 5.375%, 12/01/19	$3,000,000	$3,299,409
Cisco Systems, Inc., 1.173%, 03/01/19	2,000,000	2,007,968
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,492,324
eBay, Inc., 3.800%, 03/09/22	2,000,000	2,127,838
NetApp, Inc., 3.250%, 12/15/22	671,000	674,429
		16,101,824
Materials: 0.3%
LyondellBasell Industries NV, 6.000%, 11/15/21	3,000,000	3,521,388
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,051,088
		5,572,476
Telecommunication Services: 0.1%
Verizon Communications, Inc., 3.500%, 11/01/24	2,500,000	2,663,520

Utilities: 0.2%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	1,009,115
Southern Power Co., 4.150%, 12/01/25	2,000,000	2,166,850
		3,175,965
TOTAL CORPORATE BONDS
(Cost $170,117,437)		176,627,990

U.S. GOVERNMENT AGENCY BONDS: 1.8%

Federal Farm Credit Bank (Agency): 0.5%
1.120%, 08/20/18	4,000,000	4,000,096
1.140%, 09/04/18	3,500,000	3,500,410
1.875%, 03/02/22	2,000,000	2,003,282
		9,503,788

Federal Home Loan Bank System (Agency): 0.4%
1.000%, 02/05/18	3,333,333	3,333,333
1.000%, 10/28/19	3,000,000	3,003,348
2.375%, 03/12/21	1,000,000	1,055,850
2.250%, 10/11/22	1,000,000	1,000,031
		8,392,562
Fannie Mae (Agency): 0.9%
1.050%, 05/25/18	3,000,000	3,000,561
1.000%, 12/20/18	4,000,000	4,000,264
1.500%, 10/23/19	3,000,000	3,000,396
2.000%, 11/14/22	6,000,000	6,002,016
		16,003,237
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $33,761,554)		33,899,587

GOVERNMENT BONDS: 0.3%
U.S. Dept. of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,400,335
(Cost $4,990,001)

MUNICIPAL BONDS: 2.3%
American Municipal Power, Inc., 6.973%, 02/15/24	2,000,000	2,575,620
City of San Francisco CA Public Utilities Commission, 6.000%, 11/01/40	2,815,000	3,764,134
Commonwealth of Massachusetts, 4.200%, 12/01/21	2,000,000	2,238,580
Dallas Independent School District, 6.450%, 02/15/35	3,000,000	3,588,360
Kentucky State Property & Building Commission, 5.373%, 11/01/25	2,000,000	2,326,220
Long Island Power Authority, 3.983%, 09/01/25	3,000,000	3,356,220
New Jersey Transportation Trust Fund Authority, 6.104%, 12/15/28	2,500,000	2,730,475

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

MUNICIPAL BONDS, continued
New York City Transitional Finance Authority, 3.190%, 08/01/25	$3,000,000	$3,174,090
New York City Transitional Finance Authority, 4.100%, 11/01/27	2,550,000	2,842,587
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,407,208
State Board of Administration Finance Corp., 1.298%, 07/01/16	2,260,000	2,260,000
State Board of Administration Finance Corp., Ser A, 2.995%, 07/01/20	2,000,000	2,101,780
State of California, 5.000%, 10/01/28	3,000,000	3,805,260
University of California, 4.059%, 05/15/31	5,000,000	5,465,499
University of Massachusetts Building Authority, 6.573%, 05/01/39	1,800,000	2,019,906

TOTAL MUNICIPAL BONDS
(Cost $42,026,027)		43,655,939

U.S. TREASURY NOTES: 10.0%
0.625%, 02/15/17	905,000	906,065
0.125%, 04/15/18 (TIPS)	1,014,182	1,029,606
0.875%, 07/15/18	3,000,000	3,016,641
0.875%, 10/15/18	7,000,000	7,038,283
1.000%, 03/15/19	3,000,000	3,025,548
1.500%, 05/31/19	5,000,000	5,113,575
1.750%, 09/30/19	8,000,000	8,251,560
3.375%, 11/15/19	5,000,000	5,434,375
3.625%, 02/15/20	2,000,000	2,201,328
1.375%, 02/29/20	3,000,000	3,057,069
1.250%, 07/15/20 (TIPS)	4,387,720	4,718,997
1.375%, 09/30/20	3,000,000	3,054,903
1.375%, 10/31/20	3,000,000	3,054,669
1.625%, 11/30/20	3,000,000	3,088,302
1.125%, 02/28/21	3,000,000	3,021,210
2.125%, 09/30/21	10,000,000	10,540,430
2.000%, 10/31/21	3,000,000	3,142,677
2.000%, 11/15/21	3,000,000	3,145,314
2.125%, 06/30/22	3,000,000	3,163,770
1.750%, 09/30/22	2,000,000	2,063,710
1.500%, 02/28/23	5,000,000	5,072,850
2.375%, 08/15/24	39,000,000	41,987,477
2.250%, 11/15/24	6,000,000	6,401,484
2.000%, 02/15/25	3,000,000	3,139,395
2.000%, 08/15/25	3,000,000	3,136,875
0.625%, 01/15/26 (TIPS)	2,013,560	2,121,920
1.625%, 02/15/26	5,000,000	5,056,445
6.250%, 05/15/30	4,000,000	6,289,452
4.500%, 02/15/36	9,000,000	12,967,209
4.375%, 11/15/39	4,000,000	5,687,892
3.125%, 08/15/44	15,000,000	17,661,615

TOTAL U.S. TREASURY NOTES
(Cost $176,857,558)		187,590,646

MORTGAGE-BACKED SECURITIES: 9.3%

Ginnie Mae (Mortgage Backed): 1.1%
2.000%, 11/20/33	1,676,877	1,748,368
1.750%, 05/20/34	1,855,921	1,933,460
1.875%, 08/20/34	1,007,081	1,048,770
1.750%, 04/20/35	1,800,012	1,875,243
1.875%, 07/20/35	1,345,720	1,402,293
6.000%, 08/15/35	532,551	625,026
6.000%, 01/15/38	450,810	524,279
2.000%, 06/20/43	1,750,275	1,808,983
4.000%, 02/20/45	1,355,184	1,449,813
3.458%, 05/16/53	2,528,555	2,716,879
2.900%, 10/16/53	1,994,525	2,051,657
2.569%, 03/16/55	2,658,950	2,718,876
		19,903,647
Freddie Mac (Mortgage-Backed): 2.2%
2.313%, 03/25/20	4,000,000	4,142,607
3.062%, 12/25/24	2,250,000	2,438,543
3.000%, 11/01/26	1,641,761	1,726,674
3.500%, 06/01/28	1,686,569	1,791,212
3.000%, 11/01/28	1,743,113	1,831,506
3.500%, 01/01/29	1,429,221	1,517,603
4.000%, 08/01/31	1,973,832	2,133,814
3.000%, 07/01/33	2,468,689	2,613,006
3.500%, 01/01/34	2,346,410	2,513,576
3.500%, 03/01/35	1,776,991	1,892,234
2.549%, 12/01/35	1,048,831	1,111,684
2.624%, 11/01/36	844,841	896,515

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES, continued

Freddie Mac (Mortgage-Backed), continued
2.560%, 01/01/38	$1,201,000	$1,273,329
5.500%, 10/01/39	701,684	789,194
2.503%, 12/01/39	2,550,828	2,684,625
3.500%, 01/01/41	1,298,378	1,369,728
3.000%, 01/15/42	1,946,000	2,008,391
2.441%, 01/01/43	3,248,914	3,342,051
4.000%, 08/01/44	1,918,515	2,088,171
3.500%, 02/01/45	2,465,528	2,601,017
		40,765,480
Fannie Mae (Mortgage Backed): 5.4%
3.500%, 01/01/26	1,217,199	1,297,043
3.500%, 02/01/26	1,001,120	1,062,384
4.000%, 10/01/26	1,749,349	1,851,520
3.000%, 11/01/26	1,193,311	1,260,894
3.000%, 11/01/26	1,432,853	1,505,374
3.500%, 12/01/26	1,847,725	1,966,395
2.500%, 03/01/27	1,459,335	1,514,760
2.500%, 06/01/27	4,076,654	4,231,714
2.500%, 09/01/27	1,813,447	1,882,442
2.500%, 12/01/27	2,629,639	2,730,047
3.000%, 09/01/28	2,491,507	2,615,340
4.000%, 01/01/31	1,697,173	1,838,228
4.000%, 02/01/31	950,360	1,029,444
4.000%, 01/01/32	1,633,543	1,777,919
2.641%, 03/01/34	2,713,591	2,868,641
4.500%, 04/01/34	2,158,133	2,373,945
2.751%, 07/01/34	999,565	1,053,826
3.500%, 07/01/35	2,665,678	2,835,282
3.000%, 09/01/35	2,828,482	2,969,021
2.328%, 10/01/35	1,987,378	2,066,081
2.458%, 09/01/37	2,422,312	2,539,983
2.546%, 09/01/39	2,477,311	2,605,806
6.000%, 06/01/40	1,132,052	1,316,991
5.000%, 06/01/40	1,847,872	2,082,439
3.500%, 12/01/40	2,073,750	2,194,650
4.000%, 01/01/41	2,437,663	2,625,049
4.000%, 02/01/41	1,648,673	1,775,485
4.500%, 03/01/41	2,059,400	2,257,177
3.500%, 10/01/41	1,846,393	1,977,856
3.000%, 03/01/42	1,965,424	2,043,476
2.718%, 04/01/42	1,622,745	1,691,798
3.500%, 07/01/42	2,268,185	2,418,041
2.048%, 09/01/42	1,522,984	1,591,633
3.000%, 06/01/43	1,552,903	1,619,050
2.780%, 09/01/43	2,401,603	2,490,461
3.069%, 08/01/44	2,048,177	2,143,065
4.000%, 01/01/45	2,143,975	2,299,359
3.500%, 04/01/45	1,826,271	1,928,585
4.000%, 06/01/45	2,637,750	2,884,912
3.500%, 08/01/45	1,972,762	2,122,738
3.500%, 08/01/45	2,900,658	3,097,879
4.000%, 09/01/45	2,899,888	3,147,534
3.500%, 10/01/45	2,879,664	3,052,871
4.000%, 10/01/45	1,876,663	2,022,188
4.000%, 10/01/45	2,771,064	2,985,949
4.000%, 11/01/45	2,803,346	3,016,430
		100,661,705
Commercial Mortgage-Backed: 0.6%
FREMF Mortgage Trust, 144A, 5.624%, 04/25/20 (c)	3,264,000	3,627,459
FREMF Mortgage Trust, 144A, 5.341%, 02/25/47 (c)	3,300,000	3,698,386
FREMF Mortgage Trust, 144A, 4.767%, 01/25/48 (c)	2,986,504	3,259,498
		10,585,343
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $168,849,877)		171,916,175

TOTAL BONDS
(Cost $599,867,970)		622,345,089

CERTIFICATES OF DEPOSIT: 0.0% (h)
Hope Community Credit Union, 1.300%, 05/07/17	100,000	100,000
Urban Partnership Bank, 0.030%, 07/01/16	248,000	248,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $348,000)		348,000

MONEY MARKET: 0.0% (h)
Self Help Credit Union Money Market Account	420,803	420,803
(Cost $420,803)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
TIME DEPOSIT: 3.2%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	$60,174,000	$60,174,000
(Cost $60,174,000)

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 0.1%
State Street Navigator Securities Lending Prime Portfolio	1,987,958	1,987,958
(Cost $1,987,958)

TOTAL INVESTMENTS: 99.9%
(Cost $1,730,376,319)		1,867,637,573

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.1%		(1,987,958)

OTHER ASSETS AND LIABILITIES—
(NET): 0.2%		3,393,412

NET ASSETS: 100.0%		$1,869,043,027

(a)	Non-income producing security.

(b)	Fair valued security.

(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(d)	Security or partial position of this security was on loan as of June 30, 2016. The total market value of securities on loan as of June 30, 2016 was $1,943,235.

(e)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(f)	Institutional Class shares.

(g)	Illiquid security.

(h)	Rounds to less than 0.05%.

LP	Limited Partnership

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

Schedule Of Written Options	Contracts	Value
SCHEDULE OF WRITTEN OPTIONS
CALLS:
AT&T, Inc., expires January 2017, exercise price $37.00	4,000	$(2,456,000)

TOTAL WRITTEN CALL OPTIONS
(Premiums Received $463,991)		$(2,456,000)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 96.2%

Australia: 9.0%
AGL Energy, Ltd.	43,197	$627,355
Amcor, Ltd.	125,529	1,411,397
AMP, Ltd.	192,057	748,486
APA Group	90,306	628,111
Australia & New Zealand Banking Group, Ltd.	216,979	3,953,368
Bendigo & Adelaide Bank, Ltd.	36,155	261,779
Brambles, Ltd.	125,975	1,176,151
Caltex Australia, Ltd.	35,117	846,669
Commonwealth Bank of Australia	136,102	7,639,429
Dexus Property Group, REIT	31,189	211,638
Goodman Group, REIT	149,592	802,338
GPT Group, The, REIT	351,695	1,430,220
Insurance Australia Group, Ltd.	206,517	850,699
LendLease Group	40,750	387,091
Macquarie Group, Ltd.	25,673	1,336,394
Mirvac Group, REIT	418,144	635,932
National Australia Bank, Ltd.	195,525	3,753,964
Newcrest Mining, Ltd. (a)	65,696	1,138,632
Ramsay Health Care, Ltd.	20,901	1,129,605
Stockland, REIT	306,184	1,085,575
Sydney Airport	219,690	1,147,143
Transurban Group	171,445	1,544,165
Wesfarmers, Ltd.	89,990	2,713,817
Westpac Banking Corp.	250,560	5,556,303
Woodside Petroleum, Ltd.	57,158	1,159,006
		42,175,267
Austria: 0.1%
OMV AG	19,436	546,359

Belgium: 0.6%
Colruyt SA	9,278	513,425
Delhaize Group	10,545	1,113,913
KBC Groep NV (a)	16,297	801,501
Umicore SA	5,735	296,237
		2,725,076
Denmark: 3.1%
Coloplast A/S, Class B	6,742	504,670
Novo Nordisk A/S, Class B	183,343	9,873,549
Novozymes A/S, Class B	15,396	739,329
Pandora A/S	10,873	1,480,895
Vestas Wind Systems A/S	25,814	1,754,563
		14,353,006

Finland: 0.1%
Wartsila OYJ Abp	11,548	471,173

France: 8.1%
Accor SA	18,680	715,745
Air Liquide SA	26,526	2,763,521
Atos SE	15,400	1,269,713
AXA SA	126,213	2,495,560
Bouygues SA	17,618	504,725
Bureau Veritas SA	25,635	538,207
Capgemini SA	20,795	1,794,457
Carrefour SA	41,419	1,018,727
Christian Dior SE	4,591	735,440
Cie de Saint-Gobain	51,790	1,963,130
Danone SA	47,386	3,316,197
Essilor International SA	20,685	2,718,608
Gecina SA, REIT	2,219	300,559
Kering	6,462	1,040,266
Legrand SA	24,581	1,258,334
L'Oreal SA	28,670	5,488,965
Natixis SA	58,580	220,429
Renault SA	19,021	1,436,037
Rexel SA	56,455	709,774
Schneider Electric SE	45,776	2,670,602
Societe BIC SA	3,046	429,164
Suez	28,167	439,335
Technip SA	7,146	386,777
Unibail-Rodamco SE, REIT	6,791	1,756,790
Vivendi SA	94,085	1,760,209
Wendel SA	1,043	107,829
		37,839,100
Germany: 7.1%
adidas AG	15,629	2,243,530
Allianz SE	29,742	4,242,917
BASF SE	74,832	5,738,021
Bayerische Motoren Werke AG	26,638	1,938,582
Beiersdorf AG	7,057	668,118
Deutsche Boerse AG	12,480	1,025,291
Deutsche Post AG	69,456	1,956,749
Fraport AG Frankfurt Airport Svc Worldwide	5,735	307,057
GEA Group AG	22,334	1,054,194
HeidelbergCement AG	17,128	1,290,287
Henkel AG & Co. KGaA	9,128	987,356
Merck KGaA	21,306	2,165,604
METRO AG	25,626	788,155

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Germany, continued
Muenchener Rueckversicherungs AG	11,634	$1,950,964
ProSiebenSat.1 Media SE (a)	16,772	733,642
SAP SE	75,330	5,657,670
TUI AG	48,701	554,311
		33,302,448
Hong Kong: 1.8%
BOC Hong Kong Holdings Ltd	293,557	884,591
CLP Holdings, Ltd.	167,500	1,713,209
Hang Seng Bank, Ltd.	57,400	985,315
Hong Kong & China Gas Co., Ltd.	462,440	846,175
Hong Kong Exchanges and Clearing, Ltd.	81,621	1,989,801
Li & Fung, Ltd.	1,502,000	730,260
MTR Corp. Ltd.	142,185	723,179
Swire Pacific, Ltd., Class A	42,500	481,125
Swire Properties Ltd	78,400	209,397
		8,563,052
Ireland: 0.6%
CRH PLC	59,128	1,723,009
Kerry Group PLC, Class A	13,927	1,235,167
		2,958,176
Israel: 0.1%
Bank Hapoalim BM	70,961	357,494

Italy: 1.1%
Assicurazioni Generali SpA	72,871	859,322
CNH Industrial NV	92,539	671,245
Intesa Sanpaolo SpA	812,593	1,547,754
Snam SpA	208,748	1,247,985
Terna Rete Elettrica Nazionale	148,293	825,266
		5,151,572
Japan: 23.2%
Aeon Co., Ltd.	61,000	947,121
AEON Financial Service Co., Ltd.	12,200	264,166
Aisin Seiki Co., Ltd.	17,100	696,539
Ajinomoto Co., Inc.	48,000	1,130,926
Asahi Glass Co., Ltd.	123,000	667,508
Asahi Kasei Corp.	110,000	765,493
Asics Corp.	15,800	266,939
Astellas Pharma, Inc.	145,700	2,284,917
Benesse Holdings, Inc.	10,200	239,453
Casio Computer Co., Ltd.	18,300	263,524
Central Japan Railway Co.	11,300	2,009,858
Chugai Pharmaceutical Co., Ltd.	22,600	805,423
Dai Nippon Printing Co., Ltd.	88,000	980,754
Daikin Industries, Ltd.	19,000	1,596,850
Daiwa House Industry Co., Ltd.	78,700	2,311,183
Denso Corp.	25,500	897,226
Dentsu, Inc.	17,400	815,640
East Japan Railway Co.	24,900	2,307,566
Eisai Co., Ltd.	19,200	1,072,053
Fast Retailing Co., Ltd.	3,900	1,047,073
Fuji Heavy Industries, Ltd.	46,600	1,601,799
Fujitsu, Ltd.	158,000	581,016
Hitachi Chemical Co., Ltd.	16,400	306,293
Hitachi Construction Machinery Co., Ltd.	17,700	258,350
Honda Motor Co., Ltd.	120,600	3,025,280
Inpex Corp.	46,100	360,530
Kajima Corp.	113,000	784,980
Kao Corp.	40,000	2,329,684
KDDI Corp.	149,300	4,540,173
Keio Corp.	41,000	386,747
Keyence Corp.	4,300	2,934,012
Kikkoman Corp.	18,000	664,200
Kobe Steel, Ltd.	264,000	216,975
Komatsu, Ltd.	81,500	1,415,791
Konica Minolta, Inc.	54,800	399,194
Kubota Corp.	88,000	1,190,228
Kyocera Corp.	33,900	1,613,057
Lawson, Inc.	3,900	311,356
Marui Group Co., Ltd.	17,100	230,198
Mazda Motor Corp.	42,700	565,061
Mitsubishi Corp.	127,900	2,251,977
Mitsubishi Electric Corp.	187,000	2,232,471
Mitsubishi Materials Corp.	114,000	272,957
Mitsubishi UFJ Lease & Finance Co., Ltd.	54,900	210,957
Mitsui Fudosan Co., Ltd.	109,000	2,501,634
Mitsui OSK Lines, Ltd.	127,000	270,066
Mizuho Financial Group, Inc.	2,175,900	3,131,246
Murata Manufacturing Co., Ltd.	16,600	1,861,102
NEC Corp.	223,000	519,560
NGK Insulators, Ltd.	32,000	646,952
NGK Spark Plug Co., Ltd.	16,100	243,026

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Japan, continued
Nikon Corp.	32,900	$445,460
Nippon Telegraph & Telephone Corp.	53,500	2,508,876
Nissan Motor Co., Ltd.	202,700	1,808,959
Nitto Denko Corp.	13,400	850,018
NSK, Ltd.	40,900	299,385
NTT DOCOMO, Inc.	101,700	2,742,700
Obayashi Corp.	75,000	798,518
Omron Corp.	18,700	610,382
Oriental Land Co., Ltd./Japan	17,600	1,139,589
Osaka Gas Co., Ltd.	60,000	230,669
Panasonic Corp.	167,300	1,439,372
Resona Holdings, Inc.	735,100	2,686,726
Santen Pharmaceutical Co., Ltd.	29,000	455,798
Secom Co., Ltd.	18,500	1,367,757
Sekisui House, Ltd.	52,200	914,131
Seven & i Holdings Co., Ltd.	53,000	2,222,189
Shimadzu Corp.	32,000	481,065
Shimizu Corp.	64,000	599,616
Shin-Etsu Chemical Co., Ltd.	32,600	1,909,983
Sompo Japan Nipponkoa Holdings, Inc.	29,500	785,059
Sony Corp.	104,100	3,066,991
Stanley Electric Co., Ltd.	11,800	252,004
Sumitomo Chemical Co., Ltd.	86,000	354,841
Sumitomo Corp.	97,100	978,758
Sumitomo Electric Industries, Ltd.	59,600	788,832
Sumitomo Metal Mining Co., Ltd.	60,000	610,343
Sumitomo Mitsui Financial Group	115,400	3,332,180
Sumitomo Mitsui Trust Holdings Inc.	211,000	686,554
Suzuken Co., Ltd./Aichi Japan	14,400	453,258
Sysmex Corp.	14,700	1,012,219
T&D Holdings, Inc.	261,600	2,221,514
Takeda Pharmaceutical Co., Ltd.	57,600	2,484,183
TDK Corp.	13,100	733,289
Teijin, Ltd.	80,000	265,084
Toho Gas Co., Ltd.	57,000	466,415
Tokyo Electron, Ltd.	17,500	1,478,901
Tokyo Gas Co., Ltd.	181,000	747,305
Tokyu Corp.	110,000	965,766
Toray Industries, Inc.	136,000	1,160,473
TOTO, Ltd.	19,700	787,197
Toyota Industries Corp.	15,200	604,350
Yakult Honsha Co., Ltd.	6,700	348,220
Yamada Denki Co., Ltd.	54,200	286,112
Yamaha Corp.	18,600	501,333
Yamaha Motor Co., Ltd.	22,300	340,180
		108,449,638
Luxembourg: 0.3%
SES SA	26,718	571,966
Tenaris SA	41,663	602,160
		1,174,126
Netherlands: 5.0%
Aegon NV	125,986	499,197
Akzo Nobel NV	20,816	1,293,106
ASML Holding NV	29,205	2,874,885
Gemalto NV	12,967	785,592
ING Groep NV	272,059	2,814,696
Koninklijke Ahold NV	68,544	1,513,627
Koninklijke DSM NV	24,837	1,432,857
Koninklijke KPN NV	230,314	820,939
Koninklijke Philips NV	92,782	2,304,359
NN Group NV	24,260	667,839
RELX NV	68,960	1,193,051
Unilever NV	125,096	5,818,167
Wolters Kluwer NV	34,063	1,379,251
		23,397,566
New Zealand: 0.2%
Auckland International Airport, Ltd.	167,786	780,522

Norway: 0.8%
DNB ASA	107,452	1,286,178
Norsk Hydro ASA	140,922	515,891
Statoil ASA	77,584	1,340,531
Telenor ASA	46,202	764,782
		3,907,382
Portugal: 0.3%
EDP - Energias de Portugal SA	182,333	558,225
Galp Energia SGPS SA	60,311	838,825
		1,397,050
Singapore: 1.6%
Ascendas Real Estate Investment Trust, REIT	173,000	320,175
CapitaLand, Ltd.	204,200	468,839

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Singapore, continued
City Developments, Ltd.	51,000	$309,919
DBS Group Holdings, Ltd.	185,002	2,181,343
Keppel Corp., Ltd.	110,700	456,671
Singapore Press Holdings, Ltd.	265,300	781,781
Singapore Telecommunications, Ltd.	932,800	2,881,063
		7,399,791
Spain: 3.1%
Amadeus IT Holding SA, Class A	47,640	2,098,957
Banco Bilbao Vizcaya Argentaria SA	417,405	2,391,500
Banco de Sabadell SA	420,253	556,521
CaixaBank SA	160,829	354,462
Distribuidora Internacional d Alimentacion (a)	61,020	356,167
Enagas SA	17,069	521,462
Ferrovial SA	32,190	630,215
Iberdrola SA	403,368	2,751,600
Industria de Diseno Textil SA	80,265	2,696,419
Red Electrica Corp. SA (a)	9,504	849,218
Repsol SA	104,506	1,339,648
		14,546,169
Sweden: 4.7%
Alfa Laval AB	28,035	441,854
Assa Abloy AB, Class B	105,509	2,170,619
Atlas Copco AB, Class A	63,913	1,659,957
Atlas Copco AB, Class B	35,462	840,531
Boliden AB	30,706	600,121
Electrolux AB, Class B	20,436	557,184
Hennes & Mauritz AB, Class B	67,745	1,993,113
Kinnevik AB, Class B	11,355	271,437
Nordea Bank AB	193,354	1,640,346
Sandvik AB	116,580	1,167,191
Skandinaviska Enskilda Banken AB, Class A	94,236	823,215
Skanska AB, Class B	26,783	560,809
SKF AB, Class B	54,554	874,116
Svenska Cellulosa AB SCA, Class B	98,577	3,167,344
Svenska Handelsbanken AB, Class A	118,956	1,444,187
Swedbank AB, Class A	68,961	1,448,393
Telia Co AB	184,598	874,159
Volvo AB, Class B	158,636	1,575,939
		22,110,515
Switzerland: 10.0%
Actelion, Ltd. (a)	9,667	1,627,899
Aryzta AG (a)	7,984	295,056
Chocoladefabriken Lindt & Spruengli AG	217	1,294,213
Givaudan SA	802	1,614,846
Kuehne & Nagel International AG	9,240	1,294,612
LafargeHolcim, Ltd. (a)	40,675	1,701,741
Lonza Group AG (a)	12,860	2,136,197
Novartis AG	172,624	14,248,125
Roche Holding AG	54,167	14,293,577
SGS SA	622	1,424,847
Swiss Re AG	25,239	2,204,385
Swisscom AG	3,803	1,889,351
Zurich Insurance Group AG (a)	11,126	2,752,380
		46,777,229
United Kingdom: 15.3%
3i Group PLC	149,115	1,094,071
Aberdeen Asset Management PLC	77,269	289,905
Associated British Foods PLC	26,874	979,243
Aviva PLC	300,249	1,582,698
Barratt Developments PLC	84,198	457,534
British Land Co. PLC, The, REIT	80,877	656,663
BT Group PLC	616,854	3,390,597
Bunzl PLC	51,204	1,575,472
Burberry Group PLC	41,571	646,654
Capita PLC	63,885	823,191
Croda International PLC	16,884	708,763
GlaxoSmithKline PLC	375,109	8,055,460
Hammerson PLC, REIT	71,115	512,211
InterContinental Hotels Group PLC	24,707	911,200
Intertek Group PLC	23,531	1,096,386
Intu Properties PLC, REIT	74,112	288,132
Investec PLC	45,815	284,775
ITV PLC	367,992	882,325
Johnson Matthey PLC	15,846	594,339
Kingfisher PLC	160,034	687,359

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

United Kingdom, continued
Land Securities Group PLC, REIT	61,667	$858,126
Legal & General Group PLC	418,347	1,071,008
London Stock Exchange Group PLC	22,936	779,329
Marks & Spencer Group PLC	121,923	522,138
Mondi PLC	34,854	652,552
National Grid PLC	299,559	4,405,111
Next PLC	15,861	1,048,029
Old Mutual PLC	362,357	978,895
Pearson PLC	76,087	989,748
Petrofac, Ltd.	35,459	368,582
Prudential PLC	188,662	3,201,386
Reckitt Benckiser Group PLC	55,175	5,532,483
RELX PLC	78,668	1,448,625
RSA Insurance Group PLC	97,809	655,551
Schroders PLC	9,388	296,667
Segro PLC, REIT	58,998	327,016
SSE PLC	85,323	1,775,840
Standard Chartered PLC	234,489	1,779,061
Standard Life PLC	133,740	527,651
Taylor Wimpey PLC	421,290	747,403
Tesco PLC (a)	660,383	1,550,971
Unilever PLC	104,015	4,983,893
United Utilities Group PLC	79,368	1,100,066
Vodafone Group PLC	1,929,664	5,883,270
Whitbread PLC	20,382	953,658
Wm Morrison Supermarkets PLC	317,731	797,633
Wolseley PLC	18,274	946,293
WPP PLC	77,085	1,606,558
		71,304,521
TOTAL COMMON STOCKS
(Cost $477,902,931)		449,687,232

PREFERRED STOCKS: 0.5%

Germany: 0.4%
Bayerische Motoren Werke AG	9,007	574,165
Henkel AG & Co. KGaA	12,130	1,482,413
		2,056,578
Italy: 0.1%
Intesa Sanpaolo SpA	159,732	285,951

TOTAL PREFERRED STOCKS
(Cost $2,355,305)		2,342,529

RIGHTS: 0.0% (b)

Spain: 0.0% (b)
Repsol SA	84,451	27,460
(Cost $27,753)

EXCHANGE-TRADED FUNDS: 2.7%
iShares MSCI EAFE ETF	227,592	12,701,910
(Cost $12,539,857)

TIME DEPOSIT: 1.6%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	$7,346,000	7,346,000
(Cost $7,346,000)

TOTAL INVESTMENTS: 101.0%
(Cost $500,171,846)		472,105,131

OTHER ASSETS AND LIABILITIES—
(NET): -1.0%		(4,645,826)

NET ASSETS: 100.0%		$467,459,305

(a)	Non-income producing security.

(b)	Rounds to less than 0.05%.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

SUMMARY OF INVESTMENTS BY SECTOR

Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$55,496,149	11.9%
Consumer Staples	53,568,745	11.4%
Energy	7,789,087	1.7%
Financials	104,905,183	22.5%
Health Care	65,321,145	14.0%
Industrials	62,300,234	13.3%
Information Technology	25,692,852	5.5%
Materials	30,927,110	6.6%
Telecommunication Services	26,295,909	5.6%
Utilities	19,733,347	4.2%
Exchange Traded Funds	12,701,910	2.7%
Rights	27,460	0.0%*
Time Deposit	7,346,000	1.6%
Other assets and liabilities - (net)	(4,645,826)	-1.0%
Total	$467,459,305	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 97.2%

RENEWABLE & ALTERNATIVE ENERGY: 4.3%

Solar Energy Generation Equipment: 1.6%
Trina Solar, Ltd., ADR (a)	652,300	$5,048,802

Renewable Energy Developers & Independent Power Producers (Ipps) : 2.7%
Huaneng Renewables Corp., Ltd.	24,664,000	8,222,769

ENERGY EFFICIENCY: 28.0%

Power Network Efficiency: 3.0%
Hubbell, Inc.	56,741	5,984,473
Itron, Inc. (a)	73,485	3,167,204
		9,151,677
Industrial Energy Efficiency: 9.6%
Delta Electronics, Inc.	1,019,475	4,974,348
GEA Group AG	160,175	7,560,472
Regal Beloit Corp.	65,588	3,610,619
Rockwell Automation, Inc.	51,968	5,966,965
SMC Corp./Japan	19,700	4,846,714
Spirax-Sarco Engineering PLC	55,489	2,778,581
		29,737,699
Buildings Energy Efficiency: 8.4%
Acuity Brands, Inc.	13,700	3,397,052
Ingersoll-Rand PLC	112,300	7,151,265
Kingspan Group PLC	148,152	3,206,027
Legrand SA	160,774	8,230,232
Sekisui Chemical Co., Ltd.	333,200	4,105,290
		26,089,866
Transport Energy Efficiency: 4.5%
BorgWarner, Inc.	182,300	5,381,496
Delphi Automotive PLC	136,358	8,536,012
		13,917,508
Consumer Energy Efficiency: 2.5%
Murata Manufacturing Co., Ltd.	68,300	7,657,425

WATER INFRASTRUCTURE & TECHNOLOGIES: 27.7%

Water Infrastructure: 15.7%
Beijing Enterprises Water Group, Ltd.	9,756,000	5,920,817
IDEX Corp.	88,750	7,286,375
Kubota Corp.	472,000	6,383,950
Roper Technologies, Inc.	34,239	5,839,804
Toro Co., The	48,600	4,286,520
Watts Water Technologies, Inc., Class A	109,386	6,372,828
Wolseley PLC	80,189	4,152,475
Xylem, Inc.	179,699	8,023,560
		48,266,329
Water Treatment Equipment: 3.9%
Ecolab, Inc.	52,454	6,221,044
Kemira Oyj	499,476	5,934,701
		12,155,745
Water Utilities: 8.1%
American Water Works Co., Inc.	104,359	8,819,379
Pennon Group PLC	681,389	8,617,718
Severn Trent PLC	230,212	7,511,631
		24,948,728

POLLUTION CONTROL: 16.6%

Pollution Control Solutions: 1.6%
Umicore SA	91,747	4,739,119

Environmental Testing & Gas Sensing: 12.1%
Agilent Technologies, Inc.	212,798	9,439,719
Applus Services SA	499,633	4,891,544
Horiba, Ltd.	157,193	6,916,302
PerkinElmer, Inc.	137,400	7,202,508
Thermo Fisher Scientific, Inc.	61,400	9,072,464
		37,522,537
Public Transportation: 2.9%
East Japan Railway Co.	98,200	9,100,520

WASTE MANAGEMENT & TECHNOLOGIES: 10.1%

Recycling & Value Added Waste Processing: 2.5%
WestRock Co.	195,933	7,615,916

Hazardous Waste Management: 1.9%
Daiseki Co., Ltd.	306,686	5,931,084

General Waste Management: 5.7%
Suez Environnement	523,549	8,166,061
Waste Management, Inc.	144,034	9,545,133
		17,711,194

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
FOOD, AGRICULTURE & FORESTRY: 4.8%

Logistics, Food Safety & Packaging: 1.9%
Sealed Air Corp.	125,500	$5,769,235

Sustainable & Efficient Agriculture: 2.9%
Marine Harvest ASA (a)	362,481	6,114,058
Trimble Navigation, Ltd. (a)	116,700	2,842,812
		8,956,870

DIVERSIFIED ENVIRONMENTAL: 5.7%

Diversified Environmental: 5.7%
3M Co.	35,586	6,231,820
Linde AG	39,322	5,478,991
Praxair, Inc.	52,616	5,913,512
		17,624,323
TOTAL COMMON STOCKS
(Cost $270,221,384)		300,167,346

TIME DEPOSIT: 1.9%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	$5,841,000	5,841,000
(Cost $5,841,000)

TOTAL INVESTMENTS: 99.1%
(Cost $276,062,384)		306,008,346

OTHER ASSETS AND LIABILITIES—
(Net): 0.9%		2,828,995

NET ASSETS: 100.0%		$308,837,341

(a)	Non-income producing security.

ADR	American Depositary Receipt

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Belgium	$4,739,119	1.5%
China	13,271,571	4.3%
Finland	5,934,701	1.9%
France	16,396,294	5.3%
Germany	13,039,463	4.2%
Hong Kong	5,920,817	1.9%
Ireland	10,357,291	3.4%
Japan	44,941,287	14.6%
Norway	6,114,058	2.0%
Spain	4,891,544	1.6%
Taiwan	4,974,344	1.6%
United Kingdom	31,596,418	10.2%
United States	137,990,439	44.7%
Time Deposit	5,841,000	1.9%
Other assets and liabilities - (net)	2,828,995	0.9%
Total	$308,837,341	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 98.1%

Consumer Discretionary: 10.9%
Accor SA	1,246	$47,742
Aristocrat Leisure, Ltd.	3,186	33,144
Bayerische Motoren Werke AG	1,948	141,766
Best Buy Co., Inc.	1,831	56,029
Burberry Group PLC	2,563	39,869
Charter Communications, Inc., Class A (a)	1,346	307,749
Coach, Inc.	1,731	70,521
Darden Restaurants, Inc.	766	48,518
Dixon Carphone PLC	5,884	25,255
Dollar General Corp.	1,798	169,012
Electrolux AB, Class B	1,416	38,607
Eutelsat Communications SA	960	18,120
Foot Locker, Inc.	900	49,374
Gap Inc., The (b)	1,506	31,957
Hanesbrands, Inc.	2,388	60,010
Hasbro, Inc.	743	62,405
Hennes & Mauritz AB, Class B	23,920	703,746
Hermes International	156	58,153
Hilton Worldwide Holdings, Inc.	3,200	72,096
Home Depot, Inc., The	7,466	953,334
Husqvarna AB, Class B	2,450	18,244
InterContinental Hotels Group PLC	1,158	42,707
Interpublic Group of Cos., Inc., The	2,453	56,664
Kering	6,209	999,537
Kingfisher PLC	13,726	58,954
Kohl's Corp.	1,163	44,101
Lagardere SCA	766	16,662
lululemon athletica, Inc. (a)(b)	691	51,037
Macy's, Inc.	34,700	1,166,266
Marks & Spencer Group PLC	35,738	153,049
Marriott International, Inc., Class A (b)	1,404	93,310
MGM China Holdings, Ltd.	5,200	6,776
Michael Kors Holdings, Ltd. (a)	11,550	571,494
Michelin	1,098	103,476
Netflix, Inc. (a)	2,401	219,643
Next PLC	855	56,495
NIKE, Inc., Class B	8,023	442,870
Nordstrom, Inc. (b)	853	32,457
Omnicom Group, Inc.	1,455	118,568
Publicis Groupe SA	1,112	74,395
REA Group, Ltd.	310	13,912
RELX NV	5,746	99,409
Renault SA	1,131	85,388
Scripps Networks Interactive, Inc. Class A	532	33,128
Signet Jewelers, Ltd.	493	40,628
Singapore Press Holdings, Ltd.	9,500	27,994
Sodexo SA	4,774	511,436
Staples, Inc.	3,809	32,834
Tabcorp Holdings, Ltd.	4,891	16,848
Taylor Wimpey PLC	19,139	33,954
TEGNA, Inc.	13,000	301,210
Telenet Group Holding NV (a)	291	13,306
Tiffany & Co. (b)	794	48,148
TJX Cos., Inc., The	3,987	307,916
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,120	516,517
Viacom, Inc., Class B (a)	2,069	85,801
Walt Disney Co., The	9,302	909,923
Whitbread PLC	1,077	50,392
Wolters Kluwer NV	1,729	70,009
Wyndham Worldwide Corp.	779	55,488
		10,568,353
Consumer Staples: 14.8%
Brown-Forman Corp., Class B	700	69,832
Campbell Soup Co.	1,170	77,840
Carlsberg A/S, Class B	630	60,107
Carrefour SA	3,281	80,698
Clorox Co., The	851	117,770
Coca-Cola Amatil, Ltd.	3,050	18,828
Coca-Cola Co., The	24,335	1,103,106
Coca-Cola European Partners PLC	30,878	1,102,036
Colgate-Palmolive Co.	5,032	368,342
CVS Health Corp.	6,567	628,725
Danone SA	3,486	243,959
Delhaize Group	594	62,747
Diageo PLC	20,716	578,715
Dr. Pepper Snapple Group, Inc.	1,151	111,221
Estee Lauder Cos, Inc., The, Class A	16,867	1,535,234
General Mills, Inc.	11,409	813,690

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Consumer Staples, continued
Henkel AG & Co. KGaA	612	$66,199
Hormel Foods Corp.	1,761	64,453
ICA Gruppen AB	474	15,886
J Sainsbury PLC	7,922	24,679
Jean Coutu Group PJC, Inc., The, Class A	500	7,740
JM Smucker Co., The	760	115,832
Kellogg Co.	20,681	1,688,604
Kimberly-Clark Corp.	2,184	300,256
Koninklijke Ahold NV	4,909	108,403
Kroger Co., The	5,456	200,726
L'Oreal SA	1,482	283,734
McCormick & Co., Inc.	755	80,536
Mead Johnson Nutrition Co.	1,167	105,905
Mondelez International, Inc., Class A	9,359	425,928
Orkla ASA	4,796	42,653
PepsiCo, Inc.	8,586	909,601
Procter & Gamble Co., The	19,972	1,691,028
Remy Cointreau SA	136	11,707
Saputo, Inc.	1,517	45,054
Svenska Cellulosa AB SCA, Class B	3,564	114,514
Tate & Lyle PLC	2,816	25,178
Unilever NV	9,583	445,702
Unilever PLC	7,550	361,759
Whole Foods Market, Inc. (b)	2,058	65,897
Wm Morrison Supermarkets PLC	12,964	32,545
Woolworths, Ltd.	7,477	117,602
		14,324,971
Energy: 1.8%
Cameco Corp.	2,231	24,504
ConocoPhillips	7,297	318,149
Core Laboratories NV	334	41,379
Delek Group, Ltd.	19	3,699
Encana Corp.	60,399	469,840
Lundin Petroleum AB (a)	1,281	23,344
Neste OYJ	710	25,460
Phillips 66	3,177	252,063
PrairieSky Royalty, Ltd.	1,111	21,086
Statoil ASA	14,724	254,408
Technip SA	591	31,988
TransCanada Corp.	4,174	188,871
Veresen, Inc.	1,803	15,281
Williams Cos., Inc., The	4,200	90,846
		1,760,918
Financials: 23.3%
3i Group PLC	5,722	41,983
Aberdeen Asset Management PLC	5,427	20,361
Admiral Group PLC	1,243	33,797
Allianz SE	2,689	383,606
Allstate Corp., The	2,341	163,753
Ally Financial, Inc. (a)	2,467	42,112
American Tower Corp., REIT	2,583	293,455
AMP, Ltd.	17,399	67,807
Aon PLC	1,640	179,137
Assicurazioni Generali SpA	6,869	81,002
ASX, Ltd.	1,102	37,943
Australia & New Zealand Banking Group, Ltd	17,102	311,599
AXA SA	11,597	229,303
Azrieli Group Ltd	195	8,292
Bank Hapoalim BM	6,002	30,237
Bank Leumi Le-Israel BM (a)	7,846	27,549
Bank of America Corp.	61,340	813,982
Bank of Montreal	3,869	245,415
Bank of Nova Scotia, The	7,174	351,551
Bank of Queensland, Ltd.	2,211	17,640
Bankinter SA	3,966	25,601
Barclays PLC	345	642
BB&T Corp.	4,803	171,035
Bendigo & Adelaide Bank, Ltd.	2,687	19,455
Berkshire Hathaway, Inc., Class B (a)	7,032	1,018,163
BNP Paribas SA	6,232	273,308
Canadian Imperial Bank of Commerce	2,349	176,436
CIT Group, Inc.	1,043	33,282
CNP Assurances	1,010	14,901
Comerica, Inc.	1,116	45,901
Commonwealth Bank of Australia	11,730	658,407
DBS Group Holdings, Ltd.	10,411	122,755
Deutsche Bank AG (a)	8,062	111,442
Deutsche Boerse AG	1,136	93,328
Dexus Property Group, REIT	5,694	38,638
Direct Line Insurance Group PLC	8,089	37,397

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Financials, continued
Discover Financial Services	2,517	$134,886
DNB ASA	47,584	569,571
Duke Realty Corp., REIT	2,122	56,573
Eaton Vance Corp.	764	27,000
Eurazeo SA	225	13,348
Federal Realty Investment Trust, REIT	494	81,782
First Capital Realty, Inc.	700	12,007
First Republic Bank	886	62,011
Gecina SA, REIT	205	27,767
Gjensidige Forsikring ASA	30,989	516,304
GPT Group, The, REIT	10,559	42,940
Hang Seng Bank, Ltd.	4,400	75,529
Hartford Financial Services Group	2,481	110,107
HCP, Inc., REIT	2,806	99,276
Host Hotels & Resorts, Inc., REIT	4,435	71,891
HSBC Holdings PLC	115,210	713,789
Hysan Development Co, Ltd.	4,000	17,812
ICADE, REIT	183	12,859
ING Groep NV	22,763	235,504
Insurance Australia Group, Ltd.	14,035	57,814
Intact Financial Corp.	17,330	1,237,963
Intu Properties PLC, REIT	5,278	20,520
Investor AB, Class B	2,680	90,037
Jones Lang LaSalle, Inc.	335	32,646
KeyCorp	136,484	1,508,148
Kinnevik AB, Class B	1,385	33,108
Klepierre, REIT	1,295	57,142
Land Securities Group PLC, REIT	4,652	64,735
LendLease Group	3,248	30,853
Liberty Property Trust, REIT (a)	942	37,416
Link, REIT	13,500	92,316
Macquarie Group, Ltd.	8,821	459,172
Manulife Financial Corp.	11,786	161,197
Medibank Private, Ltd.	20,408	45,256
MetLife, Inc.	5,647	224,920
Mirvac Group, REIT	65,865	100,170
Mizrahi Tefahot Bank, Ltd.	796	9,179
Moody's Corp.	1,115	104,487
Muenchener Rueckversicherungs AG	979	164,173
National Bank of Canada	2,115	72,342
Nordea Bank AB	17,868	151,586
Old Mutual PLC	28,993	78,324
Platinum Asset Management, Ltd.	1,381	5,998
PNC Financial Services Group, Inc.	3,000	244,170
Principal Financial Group, Inc.	1,772	72,847
Prudential Financial, Inc.	2,740	195,472
Realogy Holdings Corp. (a)	17,276	501,350
Realty Income Corp., REIT	1,505	104,387
Regions Financial Corp.	7,694	65,476
Royal Bank of Canada	19,058	1,126,118
Royal Bank of Scotland Group PLC (a)	20,028	45,387
Sampo OYJ, Class A	2,630	107,557
SEI Investments Co.	859	41,326
Skandinaviska Enskilda Banken AB, Class A	9,126	79,722
Societe Generale SA	4,269	133,559
Sun Life Financial, Inc.	3,644	119,704
Svenska Handelsbanken AB, Class A	8,809	106,946
Swedbank AB, Class A	21,786	457,573
Toronto-Dominion Bank, The	11,006	472,629
Travelers Cos., Inc., The	1,796	213,796
Tryg A/S	654	11,710
UDR, Inc., REIT	1,613	59,552
Unibail-Rodamco SE, REIT	581	150,301
UniCredit SpA	28,301	62,241
Unione di Banche Italiane SpA	5,089	14,054
Unum Group	1,500	47,685
US Bancorp	10,325	416,407
Vicinity Centres, REIT	19,794	49,383
Voya Financial, Inc.	1,286	31,841
Wells Fargo & Co.	34,704	1,642,539
Wendel SA	170	17,575
Westpac Banking Corp.	19,548	433,487
Weyerhaeuser Co., REIT	38,239	1,138,375
Willis Towers Watson PLC	835	103,799
Zurich Insurance Group AG (a)	885	218,934
		22,427,575

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Health Care: 12.0%
Abbott Laboratories	8,824	$346,871
Aetna, Inc.	14,071	1,718,491
Alkermes PLC (a)	941	40,670
Alnylam Pharmaceuticals, Inc. (a)	547	30,353
AmerisourceBergen Corp.	1,212	96,136
AstraZeneca PLC	7,435	444,490
Becton Dickinson & Co.	1,326	224,876
Biogen, Inc. (a)	1,328	321,137
Bristol-Myers Squibb Co.	9,896	727,851
Cardinal Health, Inc.	1,952	152,276
Cigna Corp.	1,540	197,105
CSL, Ltd.	2,735	230,650
Eli Lilly & Co.	5,895	464,231
Gilead Sciences, Inc.	8,562	714,242
GlaxoSmithKline PLC	28,631	614,850
Hologic, Inc. (a)	1,514	52,384
Johnson & Johnson	16,277	1,974,400
McKesson Corp.	1,362	254,217
Medivation, Inc. (a)	1,000	60,300
Medtronic PLC	8,332	722,968
Novo Nordisk A/S, Class B	11,527	620,762
Patterson Cos., Inc.	601	28,782
Perrigo Co. PLC	954	86,499
Quest Diagnostics, Inc.	900	73,269
Ryman Healthcare, Ltd.	2,092	13,963
Sanofi	6,912	574,267
Shire PLC	3,485	215,382
Shire PLC, ADR	516	94,985
Smith & Nephew PLC	5,272	89,525
St. Jude Medical, Inc.	1,739	135,642
UCB SA	719	53,988
Varian Medical Systems, Inc. (a)	584	48,022
Vertex Pharmaceuticals, Inc. (a)	1,466	126,105
Waters Corp. (a)	549	77,217
		11,626,906
Industrials: 5.7%
Aeroports de Paris	168	18,408
Aggreko PLC	1,507	25,774
Alfa Laval AB	1,700	26,793
Alstom SA (a)	903	20,849
Atlantia SpA	2,429	60,688
Atlas Copco AB, Class A	3,951	102,616
Atlas Copco AB, Class B	2,296	54,421
Auckland International Airport, Ltd.	5,604	26,069
Bouygues SA	1,136	32,544
Brambles, Ltd.	9,288	86,716
Canadian Pacific Railway, Ltd.	855	110,076
Capita PLC	76,529	986,115
CH Robinson Worldwide, Inc.	888	65,934
Cie de Saint-Gobain	2,805	106,325
CNH Industrial NV	5,475	39,714
Cummins, Inc.	3,335	374,987
Deutsche Lufthansa AG	1,279	15,038
Deutsche Post AG	5,700	160,583
Dun & Bradstreet Corp., The	301	36,674
easyJet PLC	918	13,340
Edenred	1,200	24,571
Experian PLC	5,690	107,951
Fraport AG Frankfurt Airport Svc Worldwide	240	12,850
Groupe Eurotunnel SE	2,751	29,058
Hertz Global Holdings, Inc. (a)	1,993	22,063
Ingersoll-Rand PLC	1,600	101,888
Intertek Group PLC	950	44,264
Kone OYJ, Class B	1,982	91,470
Koninklijke Philips NV	5,604	139,182
Legrand SA	1,570	80,370
ManpowerGroup, Inc.	440	28,310
Metso OYJ	651	15,305
MTR Corp. Ltd.	9,101	46,289
Qantas Airways, Ltd. (a)	4,072	8,626
Randstad Holding NV	749	29,953
Rexel SA	35,415	445,251
Royal Mail PLC	5,295	35,575
Sandvik AB	6,273	62,805
Schneider Electric SE	3,259	190,132
Securitas AB, Class B	1,762	27,201
SEEK, Ltd.	1,834	21,054
Siemens AG	4,665	478,728
SKF AB, Class B	2,342	37,526
Societe BIC SA	161	22,684
Southwest Airlines Co.	1,030	40,386
Sydney Airport	42,017	219,398
TNT Express NV (a)	2,836	29,388
Transurban Group	18,936	170,552
United Parcel Service, Inc., Class B	4,183	450,593
Vestas Wind Systems A/S	1,319	89,652
		5,466,739

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Information Technology: 16.1%
Accenture PLC, Class A	3,730	$422,572
Alphabet, Inc., Class A (a)	1,727	1,214,996
Alphabet, Inc., Class C (a)	1,835	1,270,004
Arrow Electronics, Inc. (a)	600	37,140
ASML Holding NV	2,040	200,814
Atos SE	522	43,038
Autodesk, Inc. (a)	1,408	76,229
Capgemini SA	963	83,100
Cisco Systems, Inc.	29,925	858,548
Computershare, Ltd.	2,760	19,085
Dassault Systemes SA	744	56,095
Ericsson, Class B	132,399	1,017,162
Facebook, Inc., Class A (a)	13,398	1,531,123
Gemalto NV	472	28,596
Hexagon AB, Class B	1,520	55,626
HP, Inc.	10,629	133,394
IBM	5,442	825,987
Ingenico Group SA	323	37,437
Intuit, Inc.	1,570	175,228
MasterCard, Inc., Class A	5,903	519,818
Microsoft Corp.	44,640	2,284,228
Open Text Corp.	719	42,513
STMicroelectronics NV	3,930	22,945
Symantec Corp.	4,016	82,489
Texas Instruments, Inc.	5,975	374,334
Visa, Inc., Class A	11,538	855,773
Western Union Co., The	2,920	56,006
Xerox Corp.	137,930	1,308,956
Yahoo!, Inc. (a)	50,274	1,888,291
		15,521,527
Materials: 2.6%
Air Liquide SA	2,025	210,968
Alcoa, Inc.	7,806	72,362
Avery Dennison Corp.	592	44,252
Boliden AB	1,591	31,095
Boral, Ltd.	4,375	20,540
CRH PLC	4,841	141,068
Ecolab, Inc.	1,651	195,809
EMS-Chemie Holding AG	45	23,234
International Flavors & Fragrances, Inc.	531	66,943
Kinross Gold Corp. (a)	7,300	35,823
Koninklijke DSM NV	1,068	61,613
Martin Marietta Materials, Inc.	400	76,800
Methanex Corp.	689	20,047
Newmont Mining Corp.	18,149	709,989
Norsk Hydro ASA	83,676	306,324
Novozymes A/S, Class B	1,338	64,252
Potash Corp. of Saskatchewan, Inc.	4,908	79,777
Solvay SA	422	39,418
Stora Enso OYJ, Class R	3,067	24,665
Syngenta AG	547	209,939
UPM-Kymmene OYJ	3,140	57,684
Yara International ASA	1,047	33,260
		2,525,862
Telecommunication Services: 6.2%
AT&T, Inc.	36,283	1,567,788
Deutsche Telekom AG	19,659	335,230
Elisa OYJ	805	30,931
Frontier Communications Corp. (b)	35,752	176,615
Orange SA	11,785	191,630
Proximus SADP	851	27,043
Rogers Communications, Inc., Class B	2,137	86,509
SFR Group SA	579	14,469
Singapore Telecommunications, Ltd.	197,100	608,767
Tele2 AB, Class B	1,726	15,153
Telefonica Deutschland Holding AG	118,421	487,787
Telenor ASA	4,417	73,115
Telia Co AB	187,207	886,514
Telstra Corp., Ltd.	25,021	104,581
Verizon Communications, Inc.	23,963	1,338,094
		5,944,226
Utilities: 4.7%
AGL Energy, Ltd.	3,969	57,642
Alliant Energy Corp.	1,346	53,436
Ameren Corp.	1,465	78,495
American Electric Power Co., Inc.	2,947	206,555
American Water Works Co., Inc.	13,196	1,115,194
Atco, Ltd., Class I	500	17,539
AusNet Services	9,754	12,013
Canadian Utilities, Ltd., Class A	761	22,047

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS, continued

Utilities, continued
CenterPoint Energy, Inc.	2,464	$59,136
Cheung Kong Infrastructure Holdings, Ltd.	4,000	34,411
Consolidated Edison, Inc.	1,799	144,712
Contact Energy, Ltd.	4,279	15,886
Dominion Resources, Inc.	3,548	276,496
Duke Energy Corp.	4,103	351,996
Edison International	1,935	150,291
Electricite de France SA	38	461
Enel SpA	4,169	18,508
Engie SA	8,596	138,023
Entergy Corp.	1,100	89,485
Fortum OYJ	38,772	622,928
Mighty River Power, Ltd.	4,118	8,887
National Grid PLC	22,023	323,855
Public Service Enterprise Group, Inc.	3,060	142,627
Red Electrica Corp. SA (a)	637	56,918
Sempra Energy	1,403	159,970
Severn Trent PLC	1,362	44,441
Snam SpA	12,356	73,869
Suez Environnement	1,730	26,984
Terna Rete Elettrica Nazionale	8,868	49,351
United Utilities Group PLC	3,956	54,831
Xcel Energy, Inc.	3,072	137,564
		4,544,551
TOTAL COMMON STOCKS
(Cost $93,460,982)		94,711,628

PREFERRED STOCKS: 0.1%

Consumer Discretionary: 0.0% (c)
Bayerische Motoren Werke AG	321	20,463

Consumer Staples: 0.1%
Henkel AG & Co. KGaA	1,049	128,199

TOTAL PREFERRED STOCKS
(Cost $145,954)		148,662

EXCHANGE-TRADED FUNDS: 1.5%
iShares Core S&P 500 ETF	4,781	1,007,357
iShares MSCI EAFE ETF	8,618	480,971

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,444,210)		1,488,328

TIME DEPOSIT: 4.1%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	$4,010,000	4,010,000
(Cost $4,010,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.4%
State Street Navigator Securities Lending Prime Portfolio	361,326	361,326
(Cost $361,326)

TOTAL INVESTMENTS: 104.2%
(Cost $99,422,472)		100,719,944

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.4%		(361,326)

OTHER ASSETS AND LIABILITIES—
(NET): -3.8%		(3,719,002)

NET ASSETS: 100.0%		$96,639,616

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2016. The total market value of securities on loan as of June 30, 2016 was $479,854.

(c)	Rounds to less than 0.05%.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Australia	$3,527,752	3.7%
Belgium	196,502	0.2%
Canada	5,162,069	5.3%
Denmark	846,483	0.9%
Finland	976,000	1.0%
France	5,843,721	6.0%
Germany	2,599,392	2.7%
Hong Kong	273,133	0.3%
Ireland	1,474,995	1.5%
Israel	78,956	0.1%
Italy	399,427	0.4%
Netherlands	1,489,952	1.5%
New Zealand	64,805	0.1%
Norway	1,795,635	1.9%
Singapore	759,516	0.8%
Spain	82,519	0.1%
Sweden	4,150,225	4.3%
Switzerland	475,053	0.5%
United Kingdom	5,823,814	6.0%
United States	60,328,669	62.4%
Time Deposit	4,010,000	4.1%
Other assets and liabilities - (net)	(3,719,002)	-3.8%
Total	$96,639,616	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
COMMON STOCKS: 0.4%

Energy: 0.1%
ION Geophysical Corp. (d)	50,000	$311,500

Financial Services: 0.3%
Hercules Capital, Inc.	86,000	1,068,120

Health Care: 0.0%
Interactive Health, Inc. (b)(c)(d)	706	0

TOTAL COMMON STOCKS
(Cost $1,889,444)		1,379,620

PREFERRED STOCKS: 0.1%

Banking: 0.1%
Morgan Stanley, 6.375%	19,000	513,950

Health Care: 0.0%
Interactive Health, Inc., 0.000% (b)(c)	1,412	0

TOTAL PREFERRED STOCKS
(Cost $852,300)		513,950

BONDS: 92.9%

CORPORATE BONDS: 90.8%

Automotive: 1.8%
Meritor, Inc., 6.750%, 06/15/21	$2,000,000	1,880,000
Nexteer Automotive Group Ltd, 144A, 5.875%, 11/15/21 (a)	3,500,000	3,552,500
TI Group Automotive Systems LLC, 144A, 8.750%, 07/15/23 (a)	1,500,000	1,477,500
		6,910,000
Banking: 5.6%
Ally Financial, Inc., 6.250%, 12/01/17	2,000,000	2,100,000
Ally Financial, Inc., 3.250%, 11/05/18	1,000,000	1,001,250
Ally Financial, Inc., 8.000%, 03/15/20	2,300,000	2,593,250
Ally Financial, Inc., 4.250%, 04/15/21	2,000,000	2,002,500
Ally Financial, Inc., 5.750%, 11/20/25	3,750,000	3,773,438
Bank of America Corp., 1.350%, 11/21/16	1,000,000	1,001,484
CIT Group, Inc., 5.000%, 05/15/17	2,000,000	2,035,000
CIT Group, Inc., 5.000%, 08/01/23	1,000,000	1,010,000
Citigroup, Inc., 5.950%, 05/15/25	3,000,000	2,936,250
Royal Bank of Scotland Group PLC, 7.500%, 08/10/20	2,750,000	2,523,125
Royal Bank of Scotland Group PLC, 5.125%, 05/28/24	900,000	878,998
		21,855,295
Basic Industry: 10.1%
Alcoa, Inc., 5.870%, 02/23/22	1,000,000	1,050,200
Aleris International, Inc., 7.875%, 11/01/20	1,000,000	890,000
Aleris International, Inc., 144A, 9.500%, 04/01/21 (a)	1,400,000	1,442,000
Barminco Finance Pty, Ltd., 144A, 9.000%, 06/01/18 (a)	1,069,000	956,755
BlueScope Steel Finance, Ltd/USA LLC, 144A, 6.500%, 05/15/21 (a)	900,000	934,110
Brookfield Residential Properties, Inc., 144A, 6.375%, 05/15/25 (a)	1,900,000	1,743,250
Chemours Co., The, 6.625%, 05/15/23	1,900,000	1,624,500
Constellium NV, 144A, 7.875%, 04/01/21 (a)	2,750,000	2,842,812
CVR Partners LP/Nitrogen Finance Corp., 9.250%, 06/15/23 (a)	900,000	919,125

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Basic Industry, continued
First Quantum Minerals, Ltd., 144A, 6.750%, 02/15/20 (a)	$1,000,000	$840,000
Kaiser Aluminum Corp., 144A, 5.875%, 05/15/24 (a)	900,000	927,000
Lennar Corp., 4.750%, 05/30/25	1,000,000	975,000
Lundin Mining Corp., 144A, 7.500%, 11/01/20 (a)	1,600,000	1,640,000
Lundin Mining Corp., 144A, 7.875%, 11/01/22 (a)	1,000,000	1,027,500
M/I Homes, Inc., 6.750%, 01/15/21	3,000,000	3,000,000
Petra Diamonds US Treasury PLC, 144A, 8.250%, 05/31/20 (a)	2,000,000	1,930,000
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (a)	2,900,000	2,610,000
SPCM SA, 144A, 6.000%, 01/15/22 (a)	2,400,000	2,436,000
Summit Materials LLC / Finance Corp., 144A, 8.500%, 04/15/22 (a)	2,000,000	2,127,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (a)	1,000,000	1,010,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.625%, 03/01/24 (a)	3,000,000	2,940,000
TRI Pointe Group, Inc., 4.875%, 07/01/21	1,900,000	1,900,000
US Concrete, Inc., 144A, 6.375%, 06/01/24 (a)	1,750,000	1,754,375
WESCO Distribution, Inc., 144A, 5.375%, 06/15/24 (a)	1,900,000	1,904,750
		39,424,877

Capital Goods: 5.8%
Ardagh Finance Holdings SA, 144A, 8.625%, 06/15/19 (a)	2,176,219	2,200,520
Ardagh Packaging Finance PLC/ Holdings USA, Inc., 144A, 7.250%, 05/15/24 (a)	3,000,000	3,076,875
CTP Transportation Products LLC/Finance, Inc., 144A, 8.250%, 12/15/19 (a)	3,700,000	3,274,500
Milacron LLC/Mcron Finance Corp., 144A, 7.750%, 02/15/21 (a)	1,615,000	1,671,525
PaperWorks Industries, Inc., 144A, 9.500%, 08/15/19 (a)	3,000,000	2,775,000
Plastipak Holdings, Inc., 144A, 6.500%, 10/01/21 (a)	2,000,000	2,050,000
Shape Technologies Group, Inc., 144A, 7.625%, 02/01/20 (a)	1,650,000	1,645,875
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19 (a)	6,916,000	6,016,920
		22,711,215
Consumer Goods: 1.9%
Post Holdings, Inc., 144A, 6.000%, 12/15/22 (a)	900,000	925,875
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (a)	2,500,000	2,606,250
Sun Products Corp., The, 144A, 7.750%, 03/15/21 (a)	1,000,000	1,041,250
Tempur Sealy International, Inc., 144A, 5.500%, 06/15/26 (a)	1,800,000	1,773,000
TreeHouse Foods, Inc., 144A, 6.000%, 02/15/24 (a)	900,000	958,500
		7,304,875

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Energy: 14.0%
AmeriGas Partners LP / Finance Corp., 5.625%, 05/20/24	$2,000,000	$2,017,500
AmeriGas Partners LP / Finance Corp., 5.875%, 08/20/26	1,000,000	1,003,750
Antero Resources Corp., 5.375%, 11/01/21	3,050,000	2,996,624
Archrock Partners LP/Finance Corp., 6.000%, 04/01/21	2,250,000	2,025,000
Archrock Partners LP/Finance Corp., 6.000%, 10/01/22	1,000,000	890,000
Atwood Oceanics, Inc., 6.500%, 02/01/20	1,000,000	746,500
Chaparral Energy, Inc., 7.625%, 11/15/22	4,000,000	2,410,000
Cheniere Corpus Christi Holdings LLC, 144A, 7.000%, 06/30/24 (a)	1,900,000	1,953,447
Concho Resources, Inc., 5.500%, 04/01/23	2,000,000	2,015,000
DCP Midstream LLC, 144A, 4.750%, 09/30/21 (a)	1,650,000	1,551,000
DCP Midstream Operating LP, 3.875%, 03/15/23	900,000	823,500
Ensco PLC, 4.700%, 03/15/21	900,000	748,953
Ferrellgas LP/Finance Corp., 6.750%, 01/15/22	2,000,000	1,830,000
Genesis Energy LP / Finance Corp., 5.750%, 02/15/21	2,750,000	2,612,500
Genesis Energy LP / Finance Corp., 6.000%, 05/15/23	1,000,000	940,000
Hilcorp Energy I LP/Finance Co., 144A, 5.750%, 10/01/25 (a)	2,100,000	2,016,000
ION Geophysical Corp., 144A, 9.125%, 12/15/21 (a)(b)	5,000,000	2,762,500
Laredo Petroleum, Inc., 5.625%, 01/15/22	2,000,000	1,880,000
Laredo Petroleum, Inc., 6.250%, 03/15/23	2,285,000	2,182,175
Oasis Petroleum, Inc., 6.875%, 03/15/22	2,000,000	1,857,500
Pride International, Inc., 6.875%, 08/15/20	1,000,000	955,650
Sabine Pass LNG LP, 7.500%, 11/30/16	2,000,000	2,039,250
Sabine Pass Liquefaction, LLC, 6.250%, 03/15/22	1,900,000	1,961,750
Sabine Pass Liquefaction, LLC, 144A, 5.875%, 06/30/26 (a)	1,500,000	1,507,500
Southwestern Energy Co., 7.500%, 02/01/18	900,000	960,750
Southwestern Energy Co., 4.050%, 01/23/20	1,000,000	987,500
Sunoco LP/Finance Corp., 144A, 6.250%, 04/15/21 (a)	1,900,000	1,900,000
Targa Resources Partners LP/Finance Corp., 6.625%, 10/01/20	2,000,000	2,050,000
Targa Resources Partners LP/Finance Corp., 5.250%, 05/01/23	2,750,000	2,612,500
Tesoro Logistics LP/ Finance Corp., 6.125%, 10/15/21	1,000,000	1,040,000
Tesoro Logistics LP/ Finance Corp., 6.375%, 05/01/24	900,000	947,250
Weatherford International, Ltd., 5.125%, 09/15/20	900,000	855,000
Weatherford International, Ltd., 7.750%, 06/15/21	1,900,000	1,857,250
		54,936,349

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Financial Services: 3.7%
AerCap Ireland Capital Ltd/Global Aviation Trust, 3.950%, 02/01/22	$1,000,000	$1,002,500
Fly Leasing, Ltd., 6.750%, 12/15/20	2,000,000	2,017,500
Fly Leasing, Ltd., 6.375%, 10/15/21	3,200,000	3,120,000
International Lease Finance Corp., 5.875%, 08/15/22	1,900,000	2,063,875
Joseph T. Ryerson & Son, Inc., 144A, 11.000%, 05/15/22 (a)	1,250,000	1,296,875
KCG Holdings, Inc., 144A, 6.875%, 03/15/20 (a)	5,250,000	4,764,375
		14,265,125
Health Care: 7.9%
Centene Corp., 144A, 5.625%, 02/15/21 (a)	450,000	470,250
Centene Corp., 144A, 6.125%, 02/15/24 (a)	900,000	959,063
Endo Finance, LLC/Finco, Inc., 144A, 7.750%, 01/15/22 (a)	2,250,000	2,098,125
Endo, Ltd/ Finance, LLC/ Finco, Inc., 144A, 6.000%, 07/15/23 (a)	2,000,000	1,760,000
HCA, Inc., 5.875%, 05/01/23	1,750,000	1,868,125
HCA, Inc., 5.875%, 02/15/26	5,850,000	6,084,000
HCA, Inc., 5.250%, 06/15/26	1,000,000	1,040,625
Kindred Healthcare, Inc., 6.375%, 04/15/22	2,000,000	1,792,500
Kindred Healthcare, Inc., 8.750%, 01/15/23	1,500,000	1,485,945
Kinetic Concepts, Inc. / KCI USA, Inc., 144A, 7.875%, 02/15/21 (a)	1,900,000	2,024,677
LifePoint Health, Inc., 144A, 5.375%, 05/01/24 (a)	2,800,000	2,814,000
Mallinckrodt International Finance, 144A, 5.625%, 10/15/23 (a)	2,000,000	1,872,500
MEDNAX, Inc., 144A, 5.250%, 12/01/23 (a)	1,900,000	1,928,500
MPT Operating Partnership LP/Finance Corp., 6.375%, 02/15/22	1,350,000	1,405,688
MPT Operating Partnership LP/Finance Corp., 6.375%, 03/01/24	1,000,000	1,070,000
Tenet Healthcare Corp., 6.750%, 06/15/23	2,000,000	1,922,500
		30,596,498
Insurance: 0.4%
Radian Group, Inc., 7.000%, 03/15/21	1,400,000	1,502,382

Leisure: 0.5%
NCL Corp., Ltd., 144A, 4.625%, 11/15/20 (a)	1,750,000	1,755,460

Media: 12.4%
Altice Financing SA, 144A, 6.500%, 01/15/22 (a)	4,000,000	4,055,000
Altice Financing SA, 144A, 6.625%, 02/15/23 (a)	1,000,000	985,620
Altice Financing SA, 144A, 7.500%, 05/15/26 (a)	1,000,000	982,500
Altice Finco SA, 144A, 8.125%, 01/15/24 (a)	1,750,000	1,701,875
CCO Holdings LLC/Capital Corp., 5.250%, 09/30/22	1,000,000	1,028,750
CCO Holdings LLC/Capital Corp., 144A, 5.875%, 04/01/24 (a)	900,000	936,000
CCO Holdings LLC/Capital Corp., 144A, 5.750%, 02/15/26 (a)	2,000,000	2,065,000
CCO Holdings LLC/Capital Corp., 144A, 5.500%, 05/01/26 (a)	1,000,000	1,017,500

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Media, continued
Columbus International, Inc., 144A, 7.375%, 03/30/21 (a)	$2,600,000	$2,755,350
Emerald Expositions Holding, Inc., 144A, 9.000%, 06/15/21 (a)	4,250,000	4,308,438
Gray Television, Inc., 7.500%, 10/01/20	3,500,000	3,666,250
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (a)	2,500,000	2,312,500
MDC Partners, Inc., 144A, 6.500%, 05/01/24 (a)	1,800,000	1,795,500
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (a)	3,000,000	3,045,000
Numericable Finance-SFR SA, 144A, 7.375%, 05/01/26 (a)	1,900,000	1,881,000
Numericable-SFR SA, 144A, 6.000%, 05/15/22 (a)	2,000,000	1,952,500
Quad/Graphics, Inc., 7.000%, 05/01/22	3,000,000	2,662,500
Sirius XM Radio, Inc., 144A, 5.750%, 08/01/21 (a)	500,000	520,625
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25 (a)	4,375,000	4,366,796
Unitymedia GmbH, 144A, 6.125%, 01/15/25 (a)	2,000,000	2,059,800
VTR Finance BV, 144A, 6.875%, 01/15/24 (a)	4,100,000	4,097,868
		48,196,372
Real Estate: 2.3%
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (a)	2,800,000	2,740,500
iStar, Inc., 6.500%, 07/01/21	1,500,000	1,421,250
Kennedy-Wilson, Inc., 5.875%, 04/01/24	4,700,000	4,600,125
		8,761,875
Retail: 3.8%
CST Brands, Inc., 5.000%, 05/01/23	3,000,000	3,060,000
Ingles Markets, Inc., 5.750%, 06/15/23	1,000,000	1,015,000
JC Penney Corp., Inc., 5.650%, 06/01/20	1,000,000	945,000
JC Penney Corp., Inc., 144A, 5.875%, 07/01/23 (a)	900,000	907,875
Men's Wearhouse, Inc., The, 7.000%, 07/01/22	2,000,000	1,690,000
Neiman Marcus Group LTD LLC, 144A, 8.000%, 10/15/21 (a)	1,000,000	820,000
Outerwall, Inc., 6.000%, 03/15/19	1,400,000	1,295,000
Outerwall, Inc., 5.875%, 06/15/21	1,000,000	860,000
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	3,000,000	3,157,500
Toys R Us Property Co. II LLC, 8.500%, 12/01/17	900,000	895,500
		14,645,875
Services: 3.2%
Ahern Rentals, Inc., 144A, 7.375%, 05/15/23 (a)	6,750,000	4,691,250
Avis Budget Car Rental LLC / Finance, Inc., 144A, 6.375%, 04/01/24 (a)	1,800,000	1,791,000
Michael Baker Holdings LLC/Finance Corp., 144A, 8.875%, 04/15/19 (a)	4,653,675	3,769,477
Prime Security Services Borrower LLC/Finance, Inc., 144A, 9.250%, 05/15/23 (a)	2,000,000	2,125,000
		12,376,727
Technology & Electronics: 5.8%
BCP Singapore VI Cayman Financing Co., Ltd., 144A, 8.000%, 04/15/21 (a)	1,600,000	1,380,000
Diamond 1 Finance Corp./ 2 Finance Corp, 144A, 5.875%, 06/15/21 (a)	950,000	969,629

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Technology & Electronics, continued
Diamond 1 Finance Corp./ 2 Finance Corp., 144A, 7.125%, 06/15/24 (a)	$1,950,000	$2,039,078
Entegris, Inc., 144A, 6.000%, 04/01/22 (a)	1,510,000	1,551,525
First Data Corp., 144A, 7.000%, 12/01/23 (a)	3,000,000	3,048,750
j2 Cloud Services, Inc., 8.000%, 08/01/20	1,500,000	1,561,875
Micron Technology, Inc., 144A, 5.250%, 08/01/23 (a)	2,100,000	1,800,750
Micron Technology, Inc., 144A, 7.500%, 09/15/23 (a)	900,000	958,500
Sensata Technologies UK Financing Co. PLC, 144A, 6.250%, 02/15/26 (a)	1,400,000	1,456,000
Solera LLC / Finance, Inc., 144A, 10.500%, 03/01/24 (a)	2,000,000	2,112,500
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	3,471,435
Western Digital Corp., 144A, 7.375%, 04/01/23 (a)	1,000,000	1,067,500
Western Digital Corp., 144A, 10.500%, 04/01/24 (a)	1,050,000	1,126,125
		22,543,667
Telecommunications: 8.5%
B Communications, Ltd., 144A, 7.375%, 02/15/21 (a)	3,500,000	3,762,500
CenturyLink, Inc., 7.500%, 04/01/24	1,900,000	1,921,375
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (a)	3,100,000	3,123,250
Equinix, Inc., 5.750%, 01/01/25	1,000,000	1,040,000
Frontier Communications Corp., 10.500%, 09/15/22	4,000,000	4,247,500
Frontier Communications Corp., 6.875%, 01/15/25	2,100,000	1,770,562
Level 3 Financing, Inc., 5.375%, 01/15/24	1,000,000	1,006,250
Level 3 Financing, Inc., 144A, 5.250%, 03/15/26 (a)	1,000,000	982,500
Sprint Communications, Inc., 8.375%, 08/15/17	3,000,000	3,079,800
Sprint Communications, Inc., 144A, 7.000%, 03/01/20 (a)	1,000,000	1,051,990
Sprint Corp., 7.250%, 09/15/21	1,000,000	857,500
Sprint Corp., 7.875%, 09/15/23	1,000,000	822,500
Sprint Corp., 7.125%, 06/15/24	2,000,000	1,605,000
Sprint Corp., 7.625%, 02/15/25	1,500,000	1,194,375
T-Mobile USA, Inc., 6.625%, 11/15/20	1,000,000	1,035,000
T-Mobile USA, Inc., 6.731%, 04/28/22	500,000	527,650
T-Mobile USA, Inc., 6.625%, 04/01/23	1,000,000	1,063,130
T-Mobile USA, Inc., 6.000%, 04/15/24	1,000,000	1,037,500
T-Mobile USA, Inc., 6.375%, 03/01/25	2,000,000	2,097,500
T-Mobile USA, Inc., 6.500%, 01/15/26	1,000,000	1,058,750
		33,284,632
Transportation: 2.3%
Air Canada, 144A, 7.750%, 04/15/21 (a)	3,300,000	3,440,250
Navios Maritime Acquisition Corp./Finance US, Inc., 144A, 8.125%, 11/15/21 (a)	3,450,000	2,725,500
OPE KAG Finance Sub, Inc., 144A, 7.875%, 07/31/23 (a)	3,000,000	2,970,000
		9,135,750

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Utility: 0.8%
Atlantica Yield PLC, 144A, 7.000%, 11/15/19 (a)	$900,000	$855,000
Calpine Corp., 5.500%, 02/01/24	1,000,000	970,000
Calpine Corp., 5.750%, 01/15/25	1,000,000	976,250
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)	29,680	29,903
Ormat Funding Corp., 8.250%, 12/30/20 (b)	283,662	282,244
		3,113,397
TOTAL CORPORATE BONDS
(Cost $362,255,577)		353,320,371

LOANS: 2.1%

Retail: 1.5%
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19 (b)	7,850,277	2,943,854
JC Penney Corp, Inc., 1.000%, 06/10/23	500,000	496,720
TOMS Shoes LLC, 1.000%, 10/31/20 (b)	3,910,101	2,561,116
		6,001,690
Telecommunications: 0.6%
PRWireless, Inc., 1.000%, 06/29/20 (b)	2,940,000	2,190,300

TOTAL LOANS
(Cost $14,767,281)		8,191,990

TOTAL BONDS
(Cost $377,022,858)		361,512,361

CERTIFICATES OF DEPOSIT: 0.3%
Beneficial State Bank, FSB CDARS, 0.080%, 10/27/16	100,120	100,120
Beneficial State Bank, 1.250%, 05/10/17	100,000	100,000
Beneficial State Bank, 0.500%, 01/21/18	200,000	200,000
Self Help Credit Union, 1.050%, 01/04/17	100,000	100,000
Shared Interest, Inc., 0.700%, 09/30/18	500,000	500,000
Urban Partnership Bank, 0.300%, 07/01/16	100,539	100,539
Urban Partnership Bank, 0.200%, 08/03/16	100,000	100,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,200,659)		1,200,659

MONEY MARKET: 0.1%
Beneficial State Bank Money Market Account	200,224	200,224
(Cost $200,224)

TIME DEPOSIT: 4.0%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/16	15,679,000	15,679,000
(Cost $15,679,000)

TOTAL INVESTMENTS: 97.8%
(Cost $396,844,485)		380,485,814

OTHER ASSETS AND LIABILITIES—
(NET): 2.2%		8,853,400

NET ASSETS: 100.0%		$389,339,214

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers

(b)	Illiquid security.

(c)	Fair valued security.

(d)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Sustainable Managers Capital Appreciation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
AFFILIATED INVESTMENT COMPANIES: 26.3%
Pax Global Environmental Markets Fund (a)	62,600	$779,991
Pax High Yield Bond Fund (a)	40,280	254,975
Pax MSCI International ESG Index Fund (a)	846,437	6,373,671
Pax Small Cap Fund (a)	143,424	2,010,804

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $9,282,473)		9,419,441

NON-AFFILIATED INVESTMENT COMPANIES: 73.3%
Appleseed Fund (a)	30,361	367,673
Ariel Fund (a)	29,787	1,732,405
Eventide Gilead Fund (a)(b)	112,053	2,653,426
Neuberger Berman Socially Responsive Fund (a)	19,817	650,576
Parnassus Core Equity Fund (a)	217,634	8,280,963
PIMCO Income Fund (a)	200,881	2,388,477
Portfolio 21 Global Equity Fund (a)	10,943	382,683
Praxis Impact Bond Fund (a)	3,807	40,434
Schroder Emerging Market Equity Fund (c)	130,509	1,498,240
TIAA-CREF Social Choice Bond Fund (a)	126,455	1,330,310
TIAA-CREF Social Choice Equity Fund (a)	346,936	5,609,956
Touchstone Premium Yield Equity Fund (d)	154,343	1,304,196

TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $25,758,401)		26,239,339

TOTAL INVESTMENTS: 99.6%
(Cost $35,040,874)		35,658,780

OTHER ASSETS AND LIABILITIES—
(NET): 0.4%		150,058

NET ASSETS: 100.0%		$35,808,838

(a)	Institutional Class shares

(b)	Non income producing security

(c)	Investor Class shares

(d)	Class Y shares

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Schedule of Investments (Unaudited), continued

Pax Sustainable Managers Total Return Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/Principal	Value
AFFILIATED INVESTMENT COMPANIES: 14.7%
Pax Global Environmental Markets Fund (a)	33,839	$421,629
Pax High Yield Bond Fund (a)	247,107	1,564,188
Pax MSCI International ESG Index Fund (a)	426,112	3,208,623
Pax Small Cap Fund (a)	56,932	798,185

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $6,015,403)		5,992,625

NON-AFFILIATED INVESTMENT COMPANIES: 85.6%
Access Capital Community Investment Fund (a)	229,067	2,123,448
Appleseed Fund (a)	103,739	1,256,282
Ariel Fund (a)	9,904	575,991
CRA Qualified Investment Fund (a)	197,815	2,160,144
Eventide Gilead Fund (a)(b)	52,237	1,236,966
Neuberger Berman Socially Responsive Fund (a)	38,909	1,277,369
Parnassus Core Equity Fund (a)	89,233	3,395,327
PIMCO Income Fund (a)	361,074	4,293,173
Portfolio 21 Global Equity Fund (a)	11,853	414,509
Praxis Impact Bond Fund (a)	587,634	6,240,670
Schroder Emerging Market Equity Fund (c)	71,744	823,621
TIAA-CREF Social Choice Bond Fund (a)	633,307	6,662,387
TIAA-CREF Social Choice Equity Fund (a)	158,771	2,567,324
Touchstone Premium Yield Equity Fund (d)	233,020	1,969,021

TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $34,844,175)		34,996,233

TOTAL INVESTMENTS: 100.3%
(Cost $40,859,578)		40,988,858

OTHER ASSETS AND LIABILITIES—
(NET): -0.3%		(107,488)

NET ASSETS: 100.0%		$40,881,370

(a)	Institutional Class shares

(b)	Non income producing security

(c)	Investor Class shares

(d)	Class Y shares

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2016

Statements of Assets and Liabilities (Unaudited)

	ESG Beta Quality Fund	Mid Cap Fund	Small Cap Fund	Balanced Fund
ASSETS
Investments, at cost - Note A	$150,281,242	$145,281,721	$641,902,270	$1,730,376,319

Investments in unaffiliated issuers, at value	$196,675,668	$156,978,542	$642,387,636	$1,546,790,747
Investments in affiliated issuers, at value	—	—	—	320,846,826
Total investments, at value - Note A1	196,675,668	156,978,542	642,387,636	1,867,637,573
Cash	88	5,879,457	458	82,792
Foreign currency at value (cost $10,329; $34,506; $497,735; $60,730; and $747,119, respectively)	—	10,374	34,657	—
Prepaid expenses	58,115	7,035	48,822	101,448
Receivables:
Capital stock sold	56,112	4,995	4,081,117	637,446
Dividends and interest - Note A	166,967	127,898	470,321	5,292,584
Investment securities sold	87,756,519	2,744,800	3,359,867	1,554,862
Investment Adviser reimbursement	9,370	—	—	—
Other	26,950	—	4,753	1,055
Total Assets	284,749,789	165,753,101	650,387,631	1,875,307,760

LIABILITIES
Collateral on securities loaned, at value	—	—	8,299,329	1,987,958
Payables:
Capital stock reacquired	57,816	—	750,678	524,722
Options written, at value (premiums received $463,991)	—	—	—	2,456,000
Investment securities purchased	91,009,754	796,017	2,997,536	—
Dividend payable - Note A	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	119,057	100,670	388,889	588,319
Distribution expense	34,256	32	56,581	329,641
Transfer agent fees	28,388	3,109	90,962	221,006
Printing and other shareholder communication fees	—	1,985	—	—
Custodian fees	12,557	6,094	20,952	99,016
Legal and audit fees	29,086	14,280	14,140	45,835
Other accrued expenses	9,800	7,293	9,124	12,236
Total Liabilities	91,300,714	929,480	12,628,191	6,264,733
NET ASSETS	$193,449,075	$164,823,621	$637,759,440	$1,869,043,027

[1]

Investments at market value include securities loaned. At June 30, 2016, the Small Cap Fund, Balanced Fund and Global Women’s Index Fund had a total market value of securities on loan of $7,983,155; $1,943,235 and $479,854, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Intl ESG Index Fund	Global Environmental Markets Fund	Global Women’s Index Fund	High Yield Bond Fund	Capital Appreciation Fund	Total Return Fund

$500,171,846	$276,062,384	$99,422,472	$396,844,485	$35,040,874	$40,859,578

$472,105,131	$306,008,346	$100,719,944	$380,485,814	$26,239,339	$34,996,233
—	—	—	—	9,419,441	5,992,625
472,105,131	306,008,346	100,719,944	380,485,814	35,658,780	40,988,858
567	36,611	637	48	5,419	113,640
496,549	60,581	750,068	—	—	—
—	23,025	—	13,932	5,756	7,393

4,962,268	2,680,807	371,257	954,218	117,679	13,426
1,410,460	430,674	172,011	6,366,438	40,529	76,562
7,247,909	—	2,098,275	5,356,649	100,000	—
—	163	—	—	8,072	9,965
508,452	27,093	37,886	216	—	—
486,731,336	309,267,300	104,150,078	393,177,315	35,936,235	41,209,844

—	—	361,326	—	—	—

299,845	107,004	6,874	728,176	100	163,835
—	—	—	—	—	—
18,742,835	—	7,076,799	2,448,819	38,960	72,418
—	—	—	269,312	—	—

210,006	226,475	51,164	160,632	37,135	39,213
19,345	27,861	14,299	48,684	10,998	13,257
—	22,051	—	98,338	1,294	—
—	—	—	—	1,361	2,167
—	19,423	—	40,492	11,352	11,421
—	15,881	—	33,444	25,843	25,844
—	11,264	—	10,204	354	319
19,272,031	429,959	7,510,462	3,838,101	127,397	328,474
$467,459,305	$308,837,341	$96,639,616	$389,339,214	$35,808,838	$40,881,370

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Statements of Assets and Liabilities (Unaudited), continued

	ESG Beta Quality Fund	Mid Cap Fund	Small Cap Fund	Balanced Fund
Net Assets Represented By:
Paid in Capital	$130,610,633	$149,617,085	$629,637,700	$1,714,467,680
Undistributed (distributions in excess of) net investment income	62,599	75,158	313,104	3,781,591
Accumulated net realized gain (loss)	16,383,214	3,434,529	7,323,176	15,541,211
Net unrealized appreciation (depreciation) of:
Investments and written options	46,394,426	11,696,821	485,366	135,269,245
Foreign currency translations	(1,797)	28	94	(16,700)
NET ASSETS	$193,449,075	$164,823,621	$637,759,440	$1,869,043,027

Individual Investor Class
Net assets	$160,353,380	$169,129	$233,829,422	$1,595,503,617
Capital Shares Outstanding	9,178,778	16,417	16,786,246	72,525,524
Net asset value per share	$17.47	$10.30	$13.93	$22.00
Class A
Net assets	$3,364,377		$33,492,643
Capital Shares Outstanding	192,947		2,408,986
Net asset value per share	$17.44		$13.90
Institutional Class
Net assets	$28,357,110	$164,654,492	$366,682,985	$267,377,642
Capital Shares Outstanding	1,585,277	15,985,002	26,147,818	12,000,276
Net asset value per share	$17.89	$10.30	$14.02	$22.28
Class C
Net assets
Capital Shares Outstanding
Net asset value per share
Class R
Net assets	$1,374,208		$3,754,390	$6,161,768
Capital Shares Outstanding	79,130		272,296	278,234
Net asset value per share	$17.37		$13.79	$22.15

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Intl ESG Index Fund	Global Environmental Markets Fund	Global Women’s Index Fund	High Yield Bond Fund	Capital Appreciation Fund	Total Return Fund

$512,115,776	$284,443,697	$95,434,299	$470,238,497	$35,571,943	$41,016,888
1,068,512	189,873	115,346	(204,957)	140,734	112,783
(17,590,686)	(5,732,268)	(198,064)	(64,335,655)	(521,745)	(377,582)

(28,066,715)	29,945,962	1,297,472	(16,358,671)	617,906	129,281
(67,582)	(9,923)	(9,437)	—	—	—
$467,459,305	$308,837,341	$96,639,616	$389,339,214	$35,808,838	$40,881,370

$91,309,178	$117,722,206	$69,804,717	$228,358,286	$28,217	$104,585
11,916,999	9,509,372	3,496,162	35,957,755	2,425	9,801
$7.66	$12.38	$19.97	$6.35	$11.64	$10.67

	$14,304,597		$6,423,552	$21,138,932	$19,473,500
	1,157,536		1,009,870	1,816,384	1,824,835
	$12.36		$6.36	$11.64	$10.67

$375,241,393	$174,304,176	$26,834,899	$153,798,086	$7,649,627	$10,238,053
49,853,037	13,993,613	1,338,117	24,303,630	654,753	957,577
$7.53	$12.46	$20.05	$6.33	$11.68	$10.69

				$6,992,062	$11,065,232
				606,338	1,053,616
				$11.53	$10.50

$908,734	$2,506,362		$759,290
119,502	204,169		119,485
$7.60	$12.28		$6.35

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2016

Statements of Operations (Unaudited)

	ESG Beta Quality Fund	Mid Cap Fund*	Small Cap Fund	Balanced Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $0; $2,855; $12,983; $30,262; $961,843; $183,758; $116,478; $0; $0 and $0 respectively)	$1,558,023	$640,060	$3,466,528	$9,394,420
Dividends from affiliate - Note C	—	—	—	3,071,675
Interest	321	—	1,425	7,489,840
Income from securities lending - Note A	15,398	—	23,956	15,779
Total Income	1,573,742	640,060	3,491,909	19,971,714

Expenses
Investment advisory fees - Note B	744,446	301,267	2,099,402	4,592,047
Distribution expenses - Individual Investor (Note B)	195,734	66	271,872	1,952,868
Distribution expenses - Class A (Note B)	4,012	—	37,531	—
Distribution expenses - Class C (Note B)	—	—	—	—
Distribution expenses - Class R (Note B)	3,372	—	7,652	14,704
Service Plan expenses - Class C (Note B)	—	—	—	—
Transfer agent fees - Note B	136,122	6,216	320,503	850,591
Printing and other shareholder communication fees	18,627	2,486	19,664	70,260
Custodian fees	22,884	6,094	43,711	174,064
Legal fees and related expenses	13,350	5,470	20,811	50,151
Trustees' fees and expenses - Note B	16,795	5,595	25,881	68,018
Compliance expense	8,176	3,357	7,214	16,474
Audit fees	29,086	10,424	13,717	45,225
Registration fees	32,392	11,188	52,967	29,476
Other expenses	8,698	1,244	17,124	71,972
Total Expenses	1,233,694	353,407	2,938,049	7,935,850
Less: Advisory fee waiver - Note B	—	—	—	(754,683)
Expenses assumed by Adviser - Note B	(49,241)	—	—	—
Net expenses	1,184,453	353,407	2,938,049	7,181,167
Net investment income	389,289	286,653	553,860	12,790,547

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	16,525,323	3,442,151	8,296,498	19,199,860
Investment in affiliated issuers	—	—	—	(3,625,126)
Foreign currency transactions	—	(7,622)	(13,554)	(97)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(16,786,152)	11,696,821	20,791,488	21,445,076
Investment in affiliated issuers	—	—	—	425,098
Option contracts written	—	—	—	(1,992,009)
Foreign currency translation	643	28	111	5,793
Net realized and unrealized gain (loss) on investments and foreign currency	(260,186)	15,131,378	29,074,543	35,458,595

Net increase (decrease) in net assets resulting from operations	$129,103	$15,418,031	$29,628,403	$48,249,142

*	Commencement of Operations – March 31, 2016

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2016

Intl ESG Index Fund	Global Environmental Markets Fund	Global Women’s Index Fund	High Yield Bond Fund	Capital Appreciation Fund	Total Return Fund

$10,659,984	$3,111,541	$1,586,020	$285,130	$151,396	$284,314
—	—	—	—	143,070	92,804
118	259	17	13,792,814	—	—
—	—	1,074	7,857	—	—
10,660,102	3,111,800	1,587,111	14,085,801	294,466	377,118

1,203,550	1,225,435	305,412	981,238	67,902	59,114
104,969	131,494	82,379	285,997	11	30
—	17,013	—	7,654	24,316	15,840
—	—	—	—	20,695	26,283
2,240	5,915	—	1,772	—	—
—	—	—	—	6,898	8,761
—	138,243	—	268,567	20,720	15,271
—	13,069	—	30,927	5,364	2,391
—	39,358	—	77,320	15,890	16,608
—	14,552	—	18,088	9,307	9,097
—	18,247	—	24,302	11,202	10,936
—	7,214	—	9,330	7,194	7,192
—	15,239	—	33,444	15,834	15,834
—	35,939	—	38,940	25,284	25,757
—	10,152	—	20,849	1,896	1,509
1,310,759	1,671,870	387,791	1,798,428	232,513	214,623
—	—	—	—	(16,750)	(8,566)
—	(324)	—	—	(62,092)	(73,078)
1,310,759	1,671,546	387,791	1,798,428	153,671	132,979
9,349,343	1,440,254	1,199,320	12,287,373	140,795	244,139

(9,666,634)	(2,693,190)	218,982	(24,836,993)	(278,734)	(265,138)
—	—	—	—	(131,644)	(26,400)
(279,346)	(44,101)	(13,530)	—	19	—

(12,913,941)	12,248,182	715,192	30,777,278	731,703	281,687
—	—	—	—	203,217	(87,889)
—	—	—	—
(41,715)	(5,835)	(5,090)	—	—	—
(22,901,636)	9,505,056	915,554	5,940,285	524,561	(97,740)

$(13,552,293)	$10,945,310	$2,114,874	$18,227,658	$665,356	$146,399

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	ESG Beta Quality Fund

	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations
Investment income, net	$389,289	$470,417
Net realized gain (loss) on investments and foreign currency transactions	16,525,323	9,716,070
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(16,785,509)	(5,657,554)
Net increase (decrease) in net assets resulting from operations	129,103	4,528,933
Distributions to shareholders from:
Net investment income
Individual Investor Class	(328,214)	(253,458)
Class A	(7,165)	(5,668)
Institutional Class	(89,471)	(149,491)
Class R	(1,272)	(448)
Realized gains
Individual Investor Class	(203,364)	(9,603,201)
Class A	(4,338)	(186,122)
Institutional Class	(35,387)	(2,206,751)
Class R	(1,770)	(94,630)
Total distributions to shareholders	(670,981)	(12,499,769)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	8,807,984	20,940,113
Proceeds from reinvestment of distributions	517,074	9,616,037
Cost of shares redeemed	(9,648,435)	(22,659,641)
Net increase (decrease) from Individual Investor Class transactions	(323,377)	7,896,509
Class A
Proceeds from shares sold	369,511	1,755,464
Proceeds from reinvestment of distributions	10,478	178,749
Cost of shares redeemed	(249,354)	(240,818)
Net increase from Class A transactions	130,635	1,693,395
Institutional Class
Proceeds from shares sold	6,742,789	8,919,545
Shares issued in connection with in kind subscription (Note C)
Proceeds from reinvestment of distributions	101,434	2,003,146
Cost of shares redeemed	(17,387,714)	(8,444,660)
Net increase (decrease) from Institutional Class transactions	(10,543,491)	2,478,031
Class R
Proceeds from shares sold	155,579	835,373
Proceeds from reinvestment of distributions	3,012	94,190
Cost of shares redeemed	(361,159)	(264,660)
Net increase (decrease) from Class R transactions	(202,568)	664,903
NAV of shares issued in fund merger
Net increase (decrease) from capital share transactions	(10,938,801)	12,732,838
Net increase (decrease) in net assets	(11,480,679)	4,762,002
Net assets
Beginning of period	204,929,754	200,167,752
End of period (1)	$193,449,075	$204,929,754
(1) Includes undistributed net investment income (loss)	$62,599	$99,432

*	Commencement of Operations – March 31, 2016

SEE NOTES TO FINANCIAL STATEMENTS

Mid Cap Fund*	Small Cap Fund		Balanced Fund

(Unaudited) Period Ended 6/30/16	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15

$286,653	$553,860	$1,236,922	$12,790,547	$21,661,647
3,434,529	8,282,944	1,472,623	15,574,637	126,993,287
11,696,849	20,791,599	(28,400,681)	19,883,958	(157,774,516)
15,418,031	29,628,403	(25,691,136)	48,249,142	(9,119,582)

(161)	—	(295,628)	(13,637,163)	(14,138,878)
—	—	(37,413)
(211,334)	(240,756)	(800,679)	(2,559,150)	(2,949,223)
—	—	—	(45,684)	(36,932)

—	(2,052)	(1,060,603)	(10,275,521)	(111,813,463)
—	(292)	(141,411)
—	(3,118)	(1,213,531)	(1,697,384)	(17,767,453)
—	(32)	(11,710)	(39,553)	(411,612)
(211,495)	(246,250)	(3,560,975)	(28,254,455)	(147,117,561)

168,365	40,034,039	183,819,174	40,605,953	87,386,792
162	1,964	1,318,500	22,948,130	121,508,288
(3,545)	(32,967,135)	(58,943,968)	(81,710,342)	(219,178,498)
164,982	7,068,868	126,193,706	(18,156,259)	(10,283,418)

	6,933,518	17,299,149
	263	163,619
	(3,331,195)	(7,133,316)
	3,602,586	10,329,452

30,079	124,161,870	236,632,301	24,423,627	68,555,214
159,614,142
211,334	188,534	1,751,229	4,017,243	19,506,073
—	(36,272,984)	(40,392,289)	(20,668,043)	(58,111,829)
159,855,555	88,077,420	197,991,241	7,772,827	29,949,458

	1,552,577	2,337,697	675,013	1,828,678
	14	9,031	84,087	443,997
	(783,768)	(807,903)	(735,334)	(1,014,640)
	768,823	1,538,825	23,766	1,258,035
(10,403,452)
149,617,085	99,517,697	336,053,224	(10,359,666)	20,924,075
164,823,621	128,899,850	306,801,113	9,635,021	(135,313,068)

—	508,859,590	202,058,477	1,859,408,006	1,994,721,074
$164,823,621	$637,759,440	$508,859,590	$1,869,043,027	$1,859,408,006
$75,158	$313,104	$—	$3,781,591	$7,233,041

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	International ESG Index Fund

	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations
Investment income, net	$9,349,343	$6,411,960
Net realized gain (loss) on investments and foreign currency transactions	(9,945,980)	(6,713,015)
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(12,955,656)	(12,779,092)
Net increase (decrease) in net assets resulting from operations	(13,552,293)	(13,080,147)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(1,552,211)	(1,041,350)
Class A
Institutional Class	(6,768,581)	(5,526,704)
Class R	(14,374)	(12,478)
Realized gains
Individual Investor Class	—	(5,006)
Class A
Institutional Class	—	(22,668)
Class R	—	(73)
Total distributions to shareholders	(8,335,166)	(6,608,279)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	35,002,818	52,181,467
Proceeds from reinvestment of distributions	1,470,078	986,985
Cost of shares redeemed	(9,311,592)	(20,962,556)
Net increase (decrease) from Individual Investor Class transactions	27,161,304	32,205,896
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	99,939,027	275,536,280
Proceeds from reinvestment of distributions	5,884,082	4,677,404
Cost of shares redeemed	(37,071,675)	(26,968,031)
Net increase (decrease) from Institutional Class transactions	68,751,434	253,245,653
Class R
Proceeds from shares sold	185,118	259,982
Proceeds from reinvestment of distributions	14,375	12,550
Cost of shares redeemed	(126,738)	(178,225)
Net increase (decrease) from Class R transactions	72,755	94,307
Net increase (decrease) from capital share transactions	95,985,493	285,545,856
Net increase (decrease) in net assets	74,098,034	265,857,430
Net assets
Beginning of period	393,361,271	127,503,841
End of period (1)	$467,459,305	$393,361,271
(1) Includes undistributed net investment income (loss)	$1,068,512	$54,335

SEE NOTES TO FINANCIAL STATEMENTS

Global Environmental Markets Fund		Global Women’s Index Fund		High Yield Bond Fund

(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15

$1,440,254	$990,771	$1,199,320	$1,322,084	$12,287,373	$30,179,068
(2,737,291)	(1,204,512)	205,452	(257,523)	(24,836,993)	(24,909,709)
12,242,347	(4,084,915)	710,102	(2,134,839)	30,777,278	(30,061,469)
10,945,310	(4,298,656)	2,114,874	(1,070,278)	18,227,658	(24,792,110)

(397,543)	(311,071)	(763,994)	(983,136)	(7,042,801)	(18,165,717)
(49,613)	(38,210)			(187,898)	(252,283)
(778,958)	(540,230)	(318,433)	(331,300)	(5,024,728)	(11,656,549)
(5,855)	(4,546)			(20,896)	(49,600)

—	(676,043)	—	(496,242)	—	—
—	(86,015)			—	—
—	(547,504)	—	(137,863)	—	—
—	(14,944)			—	—
(1,231,969)	(2,218,563)	(1,082,427)	(1,948,541)	(12,276,323)	(30,124,149)

19,212,088	26,897,939	7,620,551	19,895,482	18,942,162	78,418,520
371,597	937,050	704,263	1,372,490	6,545,662	16,756,106
(10,239,126)	(16,449,267)	(4,159,373)	(9,619,621)	(42,574,624)	(171,134,720)
9,344,559	11,385,722	4,165,441	11,648,351	(17,086,800)	(75,960,094)

1,805,324	5,979,853			1,555,755	3,985,259
38,112	111,735			137,797	211,186
(1,366,794)	(2,086,991)			(1,310,533)	(737,652)
476,642	4,004,597			383,019	3,458,793

46,026,487	65,450,880	7,697,113	11,353,602	20,312,585	51,324,587
720,702	1,277,589	238,628	341,295	3,799,433	8,789,598
(11,831,725)	(16,720,924)	(1,773,720)	(3,738,084)	(35,151,911)	(78,067,416)
34,915,464	50,007,545	6,162,021	7,956,813	(11,039,893)	(17,953,231)

329,260	865,376			69,189	405,208
5,709	19,275			20,884	49,593
(224,278)	(1,012,630)			(18,889)	(814,859)
110,691	(127,979)			71,184	(360,058)
44,847,356	64,969,885	10,327,462	19,605,164	(27,672,490)	(90,814,590)
54,560,697	58,152,666	11,359,909	16,586,345	(21,721,155)	(145,730,849)

254,276,644	196,123,978	85,279,707	68,693,362	411,060,369	556,791,218
$308,837,341	$254,276,644	$96,639,616	$85,279,707	$389,339,214	$411,060,369
$189,873	$(18,412)	$115,346	$(1,547)	$(204,957)	$(216,007)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Capital Appreciation Fund

	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets
Operations
Investment income, net	$140,795	$207,912
Net realized gain (loss) on investments and foreign currency transactions	(410,359)	541,003
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	934,920	(1,574,256)
Net increase (decrease) in net assets resulting from operations	665,356	(825,341)
Distributions to shareholders from:
Net investment income
Individual Investor Class	—	—
Class A	(13,049)	(143,202)
Institutional Class	(5,110)	(35,536)
Class C	(4)	(21,133)
Realized gains
Individual Investor Class	(424)	—
Class A	(386,437)	(283,213)
Institutional Class	(112,231)	(67,127)
Class C	(105,068)	(95,439)
Total distributions to shareholders	(622,323)	(645,650)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	27,948
Proceeds from reinvestment of distributions	423
Cost of shares redeemed	(34)
Net increase (decrease) from Individual Investor Class transactions	28,337
Class A
Proceeds from shares sold	2,908,944	5,202,514
Shares issued in connection with fund acquisition (Note A)	10,468,434
Proceeds from reinvestment of distributions	383,704	393,554
Cost of shares redeemed	(6,147,546)	(1,798,690)
Net increase from Class A transactions	7,613,536	3,797,378
Institutional Class
Proceeds from shares sold	2,417,493	1,333,468
Shares issued in connection with in kind subscription (Note A)	3,212,112
Proceeds from reinvestment of distributions	113,279	102,370
Cost of shares redeemed	(644,225)	(1,219,520)
Net increase (decrease) from Institutional Class transactions	5,098,659	216,318
Class C
Proceeds from shares sold	465,174	1,469,049
Shares issued in connection with fund acquisition (Note A)	2,639,824
Proceeds from reinvestment of distributions	101,444	114,582
Cost of shares redeemed	(310,632)	(1,442,159)
Net increase (decrease) from Institutional Class transactions	2,895,810	141,472
NAV of shares issued in fund merger (Note A)	(147,629)
Net increase (decrease) from capital share transactions	15,488,713	4,155,168
Net increase (decrease) in net assets	15,531,746	2,684,177
Net assets
Beginning of period	20,277,092	17,592,915
End of period (1)	$35,808,838	$20,277,092
(1) Includes undistributed net investment income (loss)	$140,734	$18,102

SEE NOTES TO FINANCIAL STATEMENTS

Total Return Fund

(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15

$244,139	$201,139
(291,538)	168,112
193,798	(436,610)
146,399	(67,359)

(478)	—
(79,641)	(94,863)
(48,903)	(53,911)
(22,447)	(29,596)

(435)	—
(82,178)	(96,292)
(42,210)	(49,651)
(47,238)	(47,166)
(323,530)	(371,479)

103,838
913
(26)
104,725

2,202,562	2,318,914
14,025,624
150,815	170,143
(2,658,783)	(1,036,607)
13,720,218	1,452,450

958,390	3,682,084
7,439,951
88,191	102,678
(1,150,939)	(3,532,236)
7,335,593	252,526

569,013	1,279,474
8,010,086
67,416	73,920
(576,272)	(231,835)
8,070,243	1,121,559
735,947
29,966,726	2,826,535
29,789,595	2,387,697

11,091,775	8,704,078
$40,881,370	$11,091,775
$112,783	$20,113

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	ESG Beta Quality Fund

	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15
Individual Investor Class
Shares sold	524,416	1,127,502
Shares issued in reinvestment of distributions	29,615	538,833
Shares redeemed	(568,427)	(1,225,815)
Net increase (decrease) in shares outstanding	(14,396)	440,520

Class A
Shares sold	21,576	93,649
Shares issued in reinvestment of distributions	601	10,047
Shares redeemed	(14,834)	(12,953)
Net increase in shares outstanding	7,343	90,743

Institutional Class
Shares sold	401,455	472,696
Shares issued in in kind subscription (Note C)
Shares issued in reinvestment of distributions	5,673	109,635
Shares redeemed	(978,152)	(442,288)
Net increase (decrease) in shares outstanding	(571,024)	140,043

Class R
Shares sold	9,183	44,960
Shares issued in reinvestment of distributions	174	5,315
Shares redeemed	(22,092)	(14,321)
Net increase (decrease) in shares outstanding	(12,735)	35,954

	International ESG Index Fund

	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15
Individual Investor Class
Shares sold	4,589,286	6,158,518
Shares issued in reinvestment of distributions	187,033	113,670
Shares redeemed	(1,197,282)	(2,523,478)
Net increase (decrease) in shares outstanding	3,579,037	3,748,710

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	13,320,360	32,248,255
Shares issued in reinvestment of distributions	762,187	551,896
Shares redeemed	(4,850,926)	(3,245,725)
Net increase (decrease) in shares outstanding	9,231,621	29,554,426

Class R
Shares sold	23,622	30,931
Shares issued in reinvestment of distributions	1,843	1,447
Shares redeemed	(15,884)	(21,214)
Net increase (decrease) in shares outstanding	9,581	11,164

SEE NOTES TO FINANCIAL STATEMENTS

Mid Cap Fund	Small Cap Fund		Balanced Fund

(Unaudited) Period Ended 6/30/16	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15

16,749	2,986,350	13,038,448	1,883,909	3,720,601
16	141	97,900	1,046,427	5,508,927
(348)	(2,503,333)	(4,267,608)	(3,770,464)	(9,311,560)
16,417	483,158	8,868,740	(840,128)	(82,032)

	521,370	1,223,563
	19	12,174
	(251,234)	(514,494)
	270,155	721,243

2,910	9,361,841	16,743,968	1,114,460	2,861,032
15,961,414
20,678	13,467	129,155	180,875	872,522
—	(2,714,678)	(2,917,817)	(941,850)	(2,474,098)
15,985,002	6,660,630	13,955,306	353,485	1,259,456

	117,953	171,597	30,945	77,359
	1	684	3,808	20,014
	(60,820)	(57,292)	(34,335)	(43,057)
	57,134	114,989	418	54,316

Global Environmental Markets Fund		Global Women’s Index Fund		High Yield Bond Fund

(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15

1,599,816	2,136,032	386,104	971,972	3,059,799	11,424,575
29,492	76,072	35,073	66,871	1,056,495	2,452,964
(875,702)	(1,316,248)	(209,675)	(473,479)	(6,889,434)	(25,087,817)
753,606	895,856	211,502	565,364	(2,773,140)	(11,210,278)

153,349	475,850			251,402	589,205
3,030	9,103			22,192	31,174
(115,387)	(166,950)			(210,205)	(108,792)
40,992	318,003			63,389	511,587

3,816,662	5,259,933	386,403	555,542	3,312,350	7,511,337
56,883	102,858	11,831	16,635	615,664	1,293,470
(1,012,382)	(1,348,817)	(89,996)	(182,985)	(5,707,833)	(11,473,450)
2,861,163	4,013,974	308,238	389,192	(1,779,819)	(2,668,643)

28,483	69,806			11,363	60,580
457	1,587			3,365	7,242
(19,091)	(82,739)			(3,008)	(118,632)
9,849	(11,346)			11,720	(50,810)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest, continued

	Capital Appreciation Fund

	(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15
Individual Investor Class
Shares sold	2,392
Shares issued in reinvestment of distributions	36
Shares redeemed	(3)
Net increase (decrease) in shares outstanding	2,425

Class A
Shares sold	253,006	425,617
Shares issued in connection with fund acquisition (Note A)	898,578
Shares issued in reinvestment of distributions	32,880	31,922
Shares redeemed	(542,239)	(147,038)
Net increase in shares outstanding	642,225	310,501

Institutional Class
Shares sold	210,060	107,700
Shares issued in connection with fund acquisition (Note A)	274,774
Shares issued in reinvestment of distributions	9,665	8,264
Shares redeemed	(56,260)	(101,141)
Net increase (decrease) in shares outstanding	438,239	14,823

Class C
Shares sold	42,227	118,501
Shares issued in connection with fund acquisition (Note A)	228,359
Shares issued in reinvestment of distributions	8,768	9,257
Shares redeemed	(27,120)	(118,000)
Net increase (decrease) in shares outstanding	252,234	9,758

SEE NOTES TO FINANCIAL STATEMENTS

Total Return Fund

(Unaudited) Period Ended 6/30/16	Year Ended 12/31/15

9,717
86
(2)
9,801

209,492	212,857
1,329,443
14,148	15,747
(250,372)	(95,297)
1,302,711	133,307

91,035	350,446
703,874
8,258	9,481
(108,359)	(325,518)
694,808	34,409

54,444	118,014
771,685
6,427	6,926
(55,085)	(21,951)
777,471	102,989

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$17.55	$0.03	$(0.05)	$(0.02)	$0.04	$0.02
Year Ended December 31, 2015	18.26	0.03	0.38	0.41	0.03	1.09
Year Ended December 31, 2014	17.08	0.12	1.87	1.99	0.11	0.70
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—
Class A
Period Ended June 30, 2016 (Unaudited)	$17.52	$0.03	$(0.05)	$(0.02)	$0.04	$0.02
Year Ended December 31, 2015	18.23	0.04	0.38	0.42	0.04	1.09
Year Ended December 31, 2014	17.06	0.08	1.91	1.99	0.12	0.70
Period Ended December 31, 2013[5]	14.39	—	3.09	3.09	0.05	0.37
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$17.97	$0.05	$(0.05)	$—	$0.06	$0.02
Year Ended December 31, 2015	18.66	0.08	0.39	0.47	0.07	1.09
Year Ended December 31, 2014	17.44	0.16	1.91	2.07	0.15	0.70
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—
Class R
Period Ended June 30, 2016 (Unaudited)	$17.45	$0.01	$(0.05)	$(0.04)	$0.02	$0.02
Year Ended December 31, 2015	18.18	(0.01)	0.38	0.37	0.01	1.09
Year Ended December 31, 2014	17.03	0.08	1.85	1.93	0.08	0.70
Year Ended December 31, 2013	13.48	(0.01)[6]	3.95	3.94	0.02	0.37
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—
Year Ended December 31, 2011	12.24	(0.02)[6]	(0.27)	(0.29)	—	—

Mid Cap Fund[7]
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$10.00	$0.02	$0.29	$0.31	$0.01	$—
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$10.00	$0.02	$0.29	$0.31	$0.01	$—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.06	$17.47	(0.12%)	$160,353	1.24%	0.35%	1.29%	54%
1.12	17.55	2.20%	161,334	1.24%	0.18%	1.28%	26%
0.81	18.26	11.66%	159,794	1.26%	0.69%	1.32%	29%
0.41	17.08	29.61%	141,698	1.29%	0.18%	1.35%	27%
0.02	13.50	13.08%	123,870	1.29%	0.36%	1.44%	21%
—	11.96	(2.05%)	112,042	1.32%	0.04%	1.47%	20%

$0.06	$17.44	(0.12%)	$3,364	1.24%	0.35%	1.29%	54%
1.13	17.52	2.24%	3,251	1.24%	0.20%	1.28%	26%
0.82	18.23	11.68%	1,729	1.26%	0.47%	1.33%	29%
0.42	17.06	21.58%	289	1.29%	0.02%	1.35%	27%

$0.08	$17.89	(0.01%)	$28,357	0.99%	0.58%	1.04%	54%
1.16	17.97	2.50%	38,741	0.99%	0.44%	1.03%	26%
0.85	18.66	11.91%	37,629	1.01%	0.91%	1.07%	29%
0.42	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%
0.07	13.76	13.35%	6,147	1.04%	0.63%	1.19%	21%
—	12.19	(1.77%)	4,883	1.07%	0.31%	1.22%	20%

$0.04	$17.37	(0.24%)	$1,374	1.49%	0.10%	1.54%	54%
1.10	17.45	1.97%	1,603	1.49%	(0.05%)	1.53%	26%
0.78	18.18	11.37%	1,016	1.51%	0.47%	1.57%	29%
0.39	17.03	29.30%	819	1.54%	(0.07%)	1.60%	27%
—	13.48	12.80%	489	1.54%	0.11%	1.69%	21%
—	11.95	(2.37%)	421	1.57%	(0.13%)	1.72%	20%

$0.01	$10.30	3.10%	$169	1.13%	0.54%	1.13%	14%[8]

$0.01	$10.30	3.13%	$164,654	0.88%	0.54%	0.88%	14%[8]

[5]	Per share data is reflected from class inception date of May 1, 2013.
[6]

The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[7]	Per share data is reflected from the Fund’s inception date of March 31, 2016.
[8]	For the purposes of calculating the turnover ratio for the Mid Cap Fund, transactions related to the in-kind subscription have been excluded (Note C).

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$13.30	$—	[5]	$0.63	$0.63	$—	$—	[5]
Year Ended December 31, 2015	13.92	0.03		(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.58	0.12		0.83	0.95	0.10	0.51
Year Ended December 31, 2013	10.58	0.10		4.43	4.53	0.11	1.42
Year Ended December 31, 2012	9.65	0.19		1.09	1.28	0.10	0.25
Year Ended December 31, 2011	11.05	0.04		(0.39)	(0.35)	0.09	0.96
Class A
Period Ended June 30, 2016 (Unaudited)	$13.28	$—	[5]	$0.62	$0.62	$—	$—	[5]
Year Ended December 31, 2015	13.90	0.03		(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.56	0.13		0.83	0.96	0.11	0.51
Period Ended December 31, 2013[6]	11.83	0.13		3.15	3.28	0.13	1.42
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$13.38	$0.02		$0.63	$0.65	$0.01	$—	[5]
Year Ended December 31, 2015	14.00	0.06		(0.56)	(0.50)	0.05	0.07
Year Ended December 31, 2014	13.65	0.16		0.83	0.99	0.13	0.51
Year Ended December 31, 2013	10.62	0.15		4.44	4.59	0.14	1.42
Year Ended December 31, 2012	9.69	0.17		1.13	1.30	0.12	0.25
Year Ended December 31, 2011	11.08	0.07		(0.38)	(0.31)	0.12	0.96
Class R
Period Ended June 30, 2016 (Unaudited)	$13.18	$(0.01)		$0.62	$0.61	$—	$—	[5]
Year Ended December 31, 2015	13.81	(0.01)		(0.55)	(0.56)	—	0.07
Year Ended December 31, 2014	13.48	0.09		0.82	0.91	0.07	0.51
Year Ended December 31, 2013	10.52	0.08		4.39	4.47	0.09	1.42
Year Ended December 31, 2012	9.61	0.21		1.03	1.24	0.08	0.25
Year Ended December 31, 2011	10.99	0.02		(0.39)	(0.37)	0.05	0.96

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

					Ratios to average net assets[3]
Total distributions		Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$—	[5]	$13.93	4.74%	$233,829	1.19%	0.05%	1.19%	21%
0.09		13.30	(3.85%)	216,844	1.22%	0.20%	1.23%	48%
0.61		13.92	7.06%	103,508	1.24%	0.88%	1.37%	167%
1.53		13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%
0.35		10.58	13.55%	15,447	1.24%	1.89%	2.20%	166%
1.05		9.65	(3.50%)	13,290	1.24%	0.40%	2.71%	161%

$—	[5]	$13.90	4.67%	$33,493	1.19%	0.06%	1.19%	21%
0.09		13.28	(3.87%)	28,394	1.22%	0.19%	1.23%	48%
0.62		13.90	7.10%	19,698	1.24%	0.91%	1.37%	167%
1.55		13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%

$0.01		$14.02	4.85%	$366,683	0.94%	0.32%	0.94%	21%
0.12		13.38	(3.62%)	260,786	0.97%	0.44%	0.98%	48%
0.64		14.00	7.31%	77,469	0.99%	1.14%	1.11%	167%
1.56		13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%
0.37		10.62	13.75%	442	0.99%	1.69%	1.95%	166%
1.08		9.69	(3.17%)	627	0.99%	0.67%	2.46%	161%

$—	[5]	$13.79	4.63%	$3,754	1.44%	(0.18%)	1.44%	21%
0.07		13.18	(4.09%)	2,836	1.47%	(0.07%)	1.48%	48%
0.58		13.81	6.79%	1,384	1.49%	0.63%	1.62%	167%
1.51		13.48	42.90%	621	1.49%	0.58%	1.91%	162%
0.33		10.52	13.24%	111	1.49%	2.12%	2.45%	166%
1.01		9.61	(3.74%)	46	1.49%	0.15%	2.96%	161%

[4]	Not annualized
[5]	Rounds to less than $0.005.
[6]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Balanced Fund
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$21.76	$0.15	$0.42	$0.57	$0.19	$0.14
Year Ended December 31, 2015	23.70	0.25	(0.37)	(0.12)	0.20	1.62
Year Ended December 31, 2014	24.47	0.23	1.72	1.95	0.22	2.50
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$22.04	$0.18	$0.42	$0.60	$0.22	$0.14
Year Ended December 31, 2015	23.97	0.32	(0.37)	(0.05)	0.26	1.62
Year Ended December 31, 2014	24.73	0.29	1.74	2.03	0.29	2.50
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—
Class R
Period Ended June 30, 2016 (Unaudited)	$21.91	$0.12	$0.43	$0.55	$0.17	$0.14
Year Ended December 31, 2015	23.84	0.20	(0.36)	(0.16)	0.15	1.62
Year Ended December 31, 2014	24.62	0.17	1.72	1.89	0.17	2.50
Year Ended December 31, 2013	23.86	0.22	3.56	3.78	0.15	2.87
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.33	$22.00	2.64%	$1,595,504	0.84%	1.37%	0.90%	20%[5]
1.82	21.76	(0.53%)	1,596,682	0.87%	1.08%	0.90%	61%
2.72	23.70	8.00%	1,740,414	0.91%	0.91%	0.92%	52%
3.08	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%
0.37	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	31%
0.29	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	38%

$0.36	$22.28	2.73%	$267,378	0.59%	1.63%	0.65%	20%[5]
1.88	22.04	(0.23%)	256,640	0.62%	1.34%	0.65%	61%
2.79	23.97	8.21%	248,979	0.66%	1.16%	0.67%	52%
3.14	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%
0.43	23.94	11.56%	142,848	0.69%	1.75%	0.69%	31%
0.35	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	38%

$0.31	$22.15	2.51%	$6,162	1.09%	1.12%	1.15%	20%[5]
1.77	21.91	(0.72%)	6,087	1.12%	0.84%	1.15%	61%
2.67	23.84	7.68%	5,328	1.16%	0.66%	1.17%	52%
3.02	24.62	16.09%	4,548	1.16%	0.86%	1.17%	62%
0.32	23.86	11.02%	3,341	1.19%	1.25%	1.19%	31%
0.23	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	38%

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	For the purposes of calculating the turnover ratio for the Balanced Fund, in-kind transactions related to the initial investment in the Mid Cap Fund have been excluded (Note C).

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
International ESG Index Fund
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$8.13	$0.16	$(0.50)	$(0.34)	$0.13	$—
Year Ended December 31, 2015	8.19	0.16	(0.08)	0.08	0.14	0.00	[8]
Period Ended December 31, 2014[5]	8.84	0.20	(0.70)	(0.50)	0.11	0.04
Institutional Class[6]
Period Ended June 30, 2016 (Unaudited)	$7.99	$0.16	$(0.48)	$(0.32)	$0.14	$—
Year Ended December 31, 2015	8.05	0.18	(0.08)	0.10	0.16	0.00	[8]
Year Ended December 31, 2014	8.84	0.34	(0.80)	(0.46)	0.29	0.04
Year Ended December 31, 2013	7.23	0.19	1.51	1.70	0.17	—
Year Ended December 31, 2012	6.36	0.22	0.76	0.98	0.19	—
Period Ended December 31, 2011[7]	7.57	0.19	(1.30)	(1.11)	0.17	—
Class R
Period Ended June 30, 2016 (Unaudited)	$8.07	$0.15	$(0.50)	$(0.35)	$0.12	$—
Year Ended December 31, 2015	8.13	0.15	(0.09)	0.06	0.12	0.00	[8]
Period Ended December 31, 2014[5]	8.80	0.16	(0.67)	(0.51)	0.12	0.04

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from class inception date of March 31, 2014.
[6]

Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the “Reorganizations”). Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for periods prior to the Reorganization is that of the Predecessor Fund. Per share data shown for periods prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

					Ratios to average net assets[3]
Total distributions	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.13	$—	$7.66	(4.20%)	$91,309	0.80%	4.18%	0.80%	28%[10]
0.14	—	8.13	0.91%	67,823	0.80%	1.94%	0.80%	86%[10]
0.15	—	8.19	(5.75%)	37,603	0.80%	2.27%	0.80%	36%[9,10]

$0.14	$—	$7.53	(4.04%)	$375,241	0.55%	4.30%	0.55%	28%[10]
0.16	—	7.99	1.16%	324,651	0.55%	2.13%	0.55%	86%[10]
0.33	—	8.05	(5.49%)	89,098	0.55%	3.91%	0.55%	36%[9,10]
0.17	0.08	8.84	24.96%	58,549	0.55%	2.34%	0.55%	12%
0.19	0.08	7.23	16.98%	13,162	0.55%	3.21%	0.55%	8%
0.17	0.07	6.36	(14.04%)	4,207	0.55%	2.91%	0.55%	11%

$0.12	$—	$7.60	(4.35%)	$909	1.05%	3.88%	1.05%	28%[10]
0.12	—	8.07	0.66%	888	1.05%	1.75%	1.05%	86%[10]
0.16	—	8.13	(6.06%)	803	1.05%	1.86%	1.05%	36%[9,10]

[7]	Per share data is reflected from class inception date of January 27, 2011.
[8]	Rounds to less than $0.005.
[9]	For purposes of calculating portfolio turnover ratio for the International ESG Index Fund, transactions related to the Reorganizations have been excluded.
[10]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International ESG Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 6% for the period ended June 30, 2016, 8% for the year ended December 31, 2015, and 15% for the year ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$11.96	$0.05	$0.41	$0.46	$0.04	$—
Year Ended December 31, 2015	12.25	0.04	(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.80	0.07	(0.42)	(0.35)	0.12	0.08
Year Ended December 31, 2013	9.88	0.07	3.07	3.14	0.20	0.02
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—
Year Ended December 31, 2011	9.63	0.04	(1.04)	(1.00)	—	0.21
Class A
Period Ended June 30, 2016 (Unaudited)	$11.94	$0.05	$0.41	$0.46	$0.04	$—
Year Ended December 31, 2015	12.23	0.04	(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.78	0.04	(0.38)	(0.34)	0.13	0.08
Period Ended December 31, 2013[5]	10.75	(0.02)	2.29	2.27	0.22	0.02
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$12.03	$0.07	$0.42	$0.49	$0.06	$—
Year Ended December 31, 2015	12.31	0.07	(0.21)	(0.14)	0.06	0.08
Year Ended December 31, 2014	12.86	0.08	(0.40)	(0.32)	0.15	0.08
Year Ended December 31, 2013	9.92	0.09	3.10	3.19	0.23	0.02
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—
Year Ended December 31, 2011	9.64	0.07	(1.04)	(0.97)	—	0.21
Class R
Period Ended June 30, 2016 (Unaudited)	$11.86	$0.04	$0.41	$0.45	$0.03	$—
Year Ended December 31, 2015	12.16	0.01	(0.21)	(0.20)	0.02	0.08
Year Ended December 31, 2014	12.71	0.04	(0.42)	(0.38)	0.09	0.08
Year Ended December 31, 2013	9.81	0.05	3.05	3.10	0.18	0.02
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—
Year Ended December 31, 2011	9.60	0.02	(1.04)	(1.02)	—	0.21

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.04	$12.38	3.86%	$117,722	1.36%	0.90%	1.36%	17%
0.12	11.96	(1.45%)	104,712	1.40%	0.31%	1.41%	22%
0.20	12.25	(2.78%)	96,255	1.40%	0.56%	1.46%	27%
0.22	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%
0.15	9.88	19.27%	46,392	1.40%	0.64%	1.81%	46%
0.21	8.42	(10.39%)	33,444	1.40%	0.44%	1.99%	79%

$0.04	$12.36	3.87%	$14,305	1.36%	0.89%	1.36%	17%
0.12	11.94	(1.44%)	13,330	1.40%	0.30%	1.41%	22%
0.21	12.23	(2.73%)	9,763	1.40%	0.31%	1.46%	27%
0.24	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%

$0.06	$12.46	4.03%	$174,304	1.11%	1.18%	1.11%	17%
0.14	12.03	(1.21%)	133,930	1.15%	0.55%	1.16%	22%
0.23	12.31	(2.53%)	87,605	1.15%	0.63%	1.21%	27%
0.25	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%
0.18	9.92	19.47%	10,644	1.15%	0.90%	1.56%	46%
0.21	8.46	(10.07%)	2,511	1.15%	0.73%	1.74%	79%

$0.03	$12.28	3.78%	$2,506	1.61%	0.65%	1.61%	17%
0.10	11.86	(1.65%)	2,305	1.65%	0.06%	1.66%	22%
0.17	12.16	(3.04%)	2,501	1.65%	0.30%	1.71%	27%
0.20	12.71	31.72%	2,476	1.65%	0.42%	1.79%	20%
0.14	9.81	18.95%	1,545	1.65%	0.42%	2.06%	46%
0.21	8.37	(10.63%)	658	1.65%	0.18%	2.24%	79%

[4]	Not annualized
[5]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Index Fund[4]
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$19.75	$0.26	$0.18	$0.44	$0.22	$—
Year Ended December 31, 2015	20.43	0.33	(0.53)	(0.20)	0.32	0.16
Year Ended December 31, 2014	21.78	0.47	0.84	1.31	0.45	2.21
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$19.83	$0.29	$0.17	$0.46	$0.24	$—
Year Ended December 31, 2015	20.52	0.38	(0.54)	(0.16)	0.37	0.16
Year Ended December 31, 2014	21.86	0.39	0.99	1.38	0.51	2.21
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Not annualized.
[4]

Effective June 4, 2014, the Global Women’s Index Fund acquired the assets of the Pax World Global Women’s Equality Fund, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.22	$19.97	2.23%	$69,805	0.94%	2.64%	0.94%	18%[5]
0.48	19.75	(1.08%)	64,587	0.98%	1.62%	0.98%	50%[5]
2.66	20.43	5.95%	55,548	1.09%	2.13%	1.22%	134%[5]
0.19	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%
0.22	17.67	12.67%	33,988	1.24%	1.37%	1.69%	35%
0.18	15.90	(8.60%)	33,034	1.24%	1.20%	1.68%	114%

$0.24	$20.05	2.33%	$26,835	0.69%	2.94%	0.69%	18%[5]
0.53	19.83	(0.86%)	20,422	0.74%	1.85%	0.74%	50%[5]
2.72	20.52	6.21%	13,146	0.78%	1.73%	0.84%	134%[5]
0.22	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%
0.27	17.71	12.92%	1,295	0.99%	1.56%	1.44%	35%
0.22	15.94	(8.35%)	2,719	0.99%	1.47%	1.43%	114%

[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Index Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 6% for the period ended June 30, 2016, 25% for the year ended December 31, 2015, and 99% for the year ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2016 (Unaudited)	$6.25	$0.19	$0.10	$0.29	$0.19	$—
Year Ended December 31, 2015	7.03	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.44	(0.53)	(0.09)	0.44	0.01
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12
Class A
Period Ended June 30, 2016 (Unaudited)	$6.26	$0.19	$0.10	$0.29	$0.19	$—
Year Ended December 31, 2015	7.04	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.43	(0.51)	(0.08)	0.44	0.01
Period Ended December 31, 2013[5]	7.67	0.29	(0.08)	0.21	0.30	0.01
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$6.23	$0.20	$0.10	$0.30	$0.20	$—
Year Ended December 31, 2015	7.01	0.42	(0.78)	(0.36)	0.42	—
Year Ended December 31, 2014	7.54	0.46	(0.52)	(0.06)	0.46	0.01
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12
Class R
Period Ended June 30, 2016 (Unaudited)	$6.25	$0.18	$0.10	$0.28	$0.18	$—
Year Ended December 31, 2015	7.03	0.38	(0.78)	(0.40)	0.38	—
Year Ended December 31, 2014	7.57	0.42	(0.53)	(0.11)	0.42	0.01
Year Ended December 31, 2013	7.53	0.44	0.05	0.49	0.44	0.01
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.19	$6.35	4.74%	$228,358	1.02%	6.16%	1.02%	65%
0.40	6.25	(5.74%)	242,038	0.96%	5.82%	0.96%	78%
0.45	7.03	(1.41%)[6]	351,180	0.98%	5.81%	0.98%	74%
0.49	7.57	6.91%	472,484	0.96%	6.05%	0.96%	58%
0.60	7.53	13.41%	346,071	0.98%	7.20%	0.98%	73%
0.70	7.20	2.00%	295,597	0.97%	7.54%	0.97%	49%

$0.19	$6.36	4.73%	$6,424	1.02%	6.15%	1.02%	65%
0.40	6.26	(5.73%)	5,923	0.96%	5.87%	0.96%	78%
0.45	7.04	(1.27%)[6]	3,061	0.98%	5.80%	0.98%	74%
0.31	7.57	2.78%	786	0.96%	5.87%	0.96%	58%

$0.20	$6.33	4.88%	$153,798	0.77%	6.41%	0.77%	65%
0.42	6.23	(5.54%)	162,425	0.71%	6.08%	0.71%	78%
0.47	7.01	(1.05%)[6]	201,435	0.73%	6.07%	0.73%	74%
0.48	7.54	7.18%	187,522	0.71%	6.32%	0.71%	58%
0.62	7.50	13.72%	135,382	0.73%	7.46%	0.73%	73%
0.71	7.17	2.10%	146,810	0.72%	7.78%	0.72%	49%

$0.18	$6.35	4.61%	$759	1.27%	5.91%	1.27%	65%
0.38	6.25	(5.97%)	674	1.21%	5.57%	1.21%	78%
0.43	7.03	(1.64%)[6]	1,115	1.23%	5.56%	1.23%	74%
0.45	7.57	6.63%	694	1.21%	5.82%	1.21%	58%
0.59	7.53	13.29%	882	1.23%	6.96%	1.23%	73%
0.68	7.19	1.87%	452	1.22%	7.30%	1.22%	49%

[4]	Not annualized.
[5]	Per share data is reflected from class inception date of May 1, 2013.
[6]

In 2014, the Investment Adviser reimbursed the Fund $90,278 for a realized loss incurred by the Fund due to a trading error. Before the reimbursement from Adviser for the loss on trading error, the difference in the total return for the year would have been less than 0.005% for each class of shares.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Capital Appreciation Fund
Individual Class
Period Ended June 30, 2016 (Unaudited)[5]	$11.68	$0.06	$0.08	$0.14	$—	$0.18
Class A
Period Ended June 30, 2016 (Unaudited)	$11.63	$0.06	$0.14	$0.20	$0.01	$0.18
Year Ended December 31, 2015	12.49	0.15	(0.60)	(0.45)	0.13	0.28
Year Ended December 31, 2014	12.13	0.20	0.62	0.82	0.16	0.30
Year Ended December 31, 2013	11.30	0.16	2.50	2.66	0.13	1.70
Year Ended December 31, 2012	10.38	0.18	0.91	1.09	0.17	—
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00	[6]
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$11.66	$0.09	$0.12	$0.21	$0.01	$0.18
Year Ended December 31, 2015	12.52	0.17	(0.59)	(0.42)	0.16	0.28
Year Ended December 31, 2014	12.15	0.24	0.62	0.86	0.19	0.30
Year Ended December 31, 2013	11.30	0.22	2.49	2.71	0.16	1.70
Year Ended December 31, 2012	10.37	0.20	0.93	1.13	0.20	—
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00	[6]
Class C
Period Ended June 30, 2016 (Unaudited)	$11.56	$0.01	$0.14	$0.15	$—	$0.18
Year Ended December 31, 2015	12.44	0.05	(0.59)	(0.54)	0.06	0.28
Year Ended December 31, 2014	12.08	0.11	0.61	0.72	0.06	0.30
Year Ended December 31, 2013	11.27	0.06	2.50	2.56	0.05	1.70
Year Ended December 31, 2012	10.34	0.09	0.95	1.04	0.08	—
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00	[6]

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.18	$11.64	1.17%	$28	0.96%	1.69%	1.46%	33%[7]

$0.19	$11.64	1.66%	$21,139	0.96%	1.01%	1.46%	33%[7]
0.41	11.63	(3.75%)	13,657	1.01%	1.20%	1.99%	12%
0.46	12.49	6.83%	10,785	1.02%	1.65%	2.76%	12%
1.83	12.13	23.86%	5,966	1.12%	1.25%	3.02%	140%
0.17	11.30	10.60%	3,618	1.13%	1.64%	3.61%	48%
0.19	10.38	(2.16%)	2,460	1.00%	1.84%	4.12%	51%

$0.19	$11.68	1.75%	$7,650	0.71%	1.49%	1.21%	33%[7]
0.44	11.66	(3.51%)	2,525	0.76%	1.35%	1.74%	12%
0.49	12.52	7.13%	2,525	0.77%	1.96%	2.52%	12%
1.86	12.15	24.32%	1,487	0.87%	1.77%	2.77%	140%
0.20	11.30	10.96%	5,286	0.88%	1.86%	3.36%	48%
0.21	10.37	(2.01%)	4,785	0.78%	2.07%	3.89%	51%

$0.18	$11.53	1.27%	$6,992	1.71%	0.25%	2.21%	33%[7]
0.34	11.56	(4.49%)	4,095	1.76%	0.41%	2.74%	12%
0.36	12.44	6.02%	4,283	1.77%	0.89%	3.52%	12%
1.75	12.08	22.94%	3,694	1.87%	0.44%	3.77%	140%
0.08	11.27	9.80%	2,240	1.88%	0.84%	4.35%	48%
0.11	10.34	(3.01%)	2,244	1.79%	1.08%	4.91%	51%

[4]	Not annualized.
[5]	Per share data is reflected from class inception date of April 1, 2016.
[6]	Rounds to less than $0.005.
[7]	For the purposes of calculating the turnover ratio for the Capital Appreciation Fund, transactions related to the Reorganization have been excluded (Note A).

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Total Return Fund
Individual Class
Period Ended June 30, 2016 (Unaudited)[5]	$10.57	$0.07	$0.12	$0.19	$0.05	$0.04
Class A
Period Ended June 30, 2016 (Unaudited)	$10.49	$0.10	$0.16	$0.26	$0.04	$0.04
Year Ended December 31, 2015	11.04	0.23	(0.37)	(0.14)	0.20	0.21
Year Ended December 31, 2014	10.72	0.25	0.44	0.69	0.22	0.15
Year Ended December 31, 2013	10.92	0.22	0.81	1.03	0.20	1.03
Year Ended December 31, 2012	10.51	0.22	0.51	0.73	0.22	0.10
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07
Institutional Class
Period Ended June 30, 2016 (Unaudited)	$10.50	$0.12	$0.16	$0.28	$0.05	$0.04
Year Ended December 31, 2015	11.06	0.24	(0.37)	(0.13)	0.22	0.21
Year Ended December 31, 2014	10.73	0.28	0.44	0.72	0.24	0.15
Year Ended December 31, 2013	10.93	0.25	0.81	1.06	0.23	1.03
Year Ended December 31, 2012	10.52	0.24	0.52	0.76	0.25	0.10
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07
Class C
Period Ended June 30, 2016 (Unaudited)	$10.34	$0.06	$0.16	$0.22	$0.02	$0.04
Year Ended December 31, 2015	10.90	0.14	(0.37)	(0.23)	0.12	0.21
Year Ended December 31, 2014	10.60	0.16	0.43	0.59	0.14	0.15
Year Ended December 31, 2013	10.82	0.13	0.81	0.94	0.13	1.03
Year Ended December 31, 2012	10.42	0.14	0.51	0.65	0.15	0.10
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.09	$10.67	1.84%	$105	0.89%	4.39%	1.50%	25%[6]

$0.08	$10.67	2.56%	$19,474	0.89%	1.99%	1.50%	25%[6]
0.41	10.49	(1.40%)	5,476	0.90%	2.06%	2.89%	44%
0.37	11.04	6.46%	4,292	0.92%	2.24%	4.11%	27%
1.23	10.72	9.65%	2,728	0.99%	1.93%	4.16%	97%
0.32	10.92	6.99%	1,835	1.00%	2.01%	4.34%	84%
0.31	10.51	2.51%	1,596	0.95%	2.35%	5.64%	45%

$0.09	$10.69	2.73%	$10,238	0.64%	2.24%	1.25%	25%[6]
0.43	10.50	(1.26%)	2,760	0.65%	2.20%	2.64%	44%
0.39	11.06	6.80%	2,525	0.67%	2.54%	3.86%	27%
1.26	10.73	9.89%	2,168	0.74%	2.17%	3.91%	97%
0.35	10.93	7.23%	4,761	0.75%	2.25%	4.08%	84%
0.33	10.52	2.74%	4,586	0.70%	2.61%	5.41%	45%

$0.06	$10.50	2.19%	$11,065	1.64%	1.25%	2.25%	25%[6]
0.33	10.34	(2.20%)	2,856	1.65%	1.33%	3.64%	44%
0.29	10.90	5.65%	1,887	1.67%	1.50%	4.86%	27%
1.16	10.60	8.82%	1,450	1.74%	1.19%	4.91%	97%
0.25	10.82	6.23%	882	1.75%	1.27%	5.09%	84%
0.27	10.42	1.78%	661	1.70%	1.68%	6.35%	45%

[4]	Not annualized.
[5]	Per share data is reflected from class inception date of April 1, 2016.
[6]	For the purposes of calculating the turnover ratio for the Total Return Fund, transactions related to the Reorganization have been excluded (Note A).

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2016

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I and Pax World Funds Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2016, Trust I offered nine investment funds: The Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”, formerly known as the Pax Growth Fund), Pax Mid Cap Fund (the “Mid Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax Balanced Fund (the “Balanced Fund”), Pax MSCI International ESG Index Fund (“International Index Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), Pax Sustainable Managers Capital Appreciation Fund (the “Capital Appreciation Fund”), and the Pax Sustainable Managers Total Return Fund (the “Total Return Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Index Fund (the “Global Women’s Index Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

Effective June 30, 2016 Aperio Group LLC began serving as sub-adviser to the ESG Beta Quality Fund. The changes occurred pursuant to a shareholder meeting held June 15, 2016 where shareholders approved the changes.

Effective March 29, 2016 the Capital Appreciation Fund (formerly the ESG Managers Growth and Income Portfolio) and the Total Return Fund (formerly the ESG Managers Income Portfolio) (the “Acquiring Funds”) acquired the assets of ESG Managers Growth Portfolio and ESG Managers Balanced Portfolio, (the “Target Funds”, each a series of Trust I), respectively. The acquisitions were based on valuations as of the close of business on March 29, 2016, pursuant to an Agreement and Plan of Reorganization dated December 3, 2015 (“the Reorganizations”). The purpose of the Reorganizations is to enable shareholders to invest in a larger, potentially more efficient portfolio which will result in reduced operating expenses for shareholders. The Reorganizations were accomplished by

June 30, 2016

tax-free exchanges of shares. For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares and net assets of the Target Funds and Acquiring Funds immediately prior to the Reorganizations were as follows:

ESG Managers Growth Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	917,800	$11.41	$10,468,434
Institutional Class	280,043	$11.47	$3,212,112
Class C shares	235,680	$11.20	$2,639,824

ESG Managers Growth and Income Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	1,228,813	$11.65	$14,314,148
Institutional Class	249,833	$11.69	$2,919,750
Class C shares	375,626	$11.56	$4,342,599

ESG Managers Balanced Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	1,285,399	$10.91	$14,025,624
Institutional Class	680,221	$10.94	$7,439,951
Class C shares	742,796	$10.78	$8,010,086

ESG Managers Income Portfolio	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	558,472	$10.55	$5,891,246
Institutional Class	279,421	$10.57	$2,954,175
Class C shares	277,407	$10.38	$2,880,759

Shares and net assets of the Acquiring Funds immediately after the Reorganizations were as follows:

Capital Appreciation Fund	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	2,127,390	$11.65	$24,782,582
Institutional Class	524,608	$11.69	$6,131,862
Class C shares	603,985	$11.56	$6,982,423

Total Return Fund	Shares Outstanding	NAV Per Share	Total Net Assets
Class A shares	1,887,915	$10.55	$19,916,870
Institutional Class	983,295	$10.57	$10,394,126
Class C shares	1,049,092	$10.38	$10,890,845

June 30, 2016

Notes to Financial Statements (Unaudited), continued

The Mid Cap Fund and Global Women’s Index Fund each offer two classes of shares—Individual Investor Class shares and Institutional Class shares. The Balanced Fund and International Index Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The ESG Beta Quality Fund, Small Cap Fund, High Yield Bond Fund and Global Environmental Markets Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. The Capital Appreciation Fund and Total Return Fund each have four classes of shares—Individual Investor Class Shares, Class A shares, Institutional Class shares and Class C shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities of companies that the Adviser believes have strong Environmental, Social and Governance (ESG) profiles that exhibit higher “quality” characteristics and reasonable valuations.

The Mid Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

June 30, 2016

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 25%-40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The International Index Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or a representative sampling of the component securities, of the MSCI EAFE ESG Index.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Women’s Index Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or an enhanced, optimized or representative sampling of the component securities, of the Women’s Index, including at least 40% of its net assets in the securities of non-U.S. issuers.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service

June 30, 2016

Notes to Financial Statements (Unaudited), continued

and other fixed income securities that are determined by the High Yield Bond Fund’s investment adviser to be of comparable quality (commonly referred to as “junk bonds”).

The Capital Appreciation Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing (either directly or indirectly through underlying funds), under normal market conditions, most of its assets in equity securities, although it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds).

The Total Return Fund’s investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing (either directly or indirectly through underlying funds), under normal market conditions, a majority of its assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds) although it may invest a portion of its assets in equity securities (e.g., stocks). The Fund may invest in securities of non-U.S. issuers, including investments in emerging markets.

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data

June 30, 2016

for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees (so called “evaluated pricing”). The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend

June 30, 2016

Notes to Financial Statements (Unaudited), continued

fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined; and changes in overall market conditions. At June 30, 2016, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Balanced Fund held one security fair valued at $254,417 representing 0.01% of the Fund’s net asset value, and the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 –	unadjusted quoted prices in active markets for identical investments

● Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

June 30, 2016

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

June 30, 2016

Notes to Financial Statements (Unaudited), continued

The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2016:

	Level 1	Level 2	Level 3*	Totals
ESG Beta Quality
Common Stocks	$190,609,668	$—	$—	$190,609,668
Cash Equivalents	—	6,066,000	—	6,066,000
Total	$190,609,668	$6,066,000	$—	$196,675,668
Mid Cap
Common Stocks	$156,978,542	$—	$—	$156,978,542
Total	$156,978,542	$—	$—	$156,978,542
Small Cap
Common Stocks	$607,172,307	$—	$—	$607,172,307
Cash Equivalents	8,299,329	26,916,000	—	35,215,329
Total	$615,471,636	$26,916,000	$—	$642,387,636
Balanced
Common Stocks	$861,514,897	$—	$—	$861,514,897
Affiliated Investment Companies	320,846,826	—	—	320,846,826
Community Investment Notes	—	3,000,000	254,417	3,254,417
Corporate Bonds	—	176,627,990	—	176,627,990
U.S. Gov't Agency Bonds	—	33,899,587	—	33,899,587
Government Bonds	—	5,400,335	—	5,400,335
Municipal Bonds	—	43,655,939	—	43,655,939
U.S. Treasury Notes	—	187,590,646	—	187,590,646
Mortgage-Backed Securities	—	171,916,175	—	171,916,175
Cash Equivalents	2,408,761	60,522,000	—	62,930,761
Total	$1,184,770,484	$682,612,672	$254,417	$1,867,637,573
International Index
Common Stocks	$5,818,167	$443,869,065	$—	$449,687,232
Preferred Stocks	—	2,342,529	—	2,342,529
Rights	27,460	—	—	27,460
Exchange-Traded Funds	12,701,910	—	—	12,701,910
Cash Equivalents	—	7,346,000	—	7,346,000
Total	$18,547,537	$453,557,594	$—	$472,105,131
Global Environmental Markets
Common Stocks	$161,932,544	$138,234,802	$—	$300,167,346
Cash Equivalents	—	5,841,000	—	5,841,000
Total	$161,932,544	$144,075,802	$—	$306,008,346
Global Women’s Index
Common Stocks	$66,106,352	$28,605,276	$—	$94,711,628
Preferred Stocks	—	148,662	—	148,662
Exchange-Traded Funds	1,488,328	—	—	1,488,328
Cash Equivalents	361,326	4,010,000	—	4,371,326
Total	$67,956,006	$32,763,938	$—	$100,719,944

June 30, 2016

	Level 1	Level 2	Level 3*	Totals
High Yield Bond
Common Stocks	$1,379,620	$—	$0	$1,379,620
Preferred Stocks	513,950	—	0	513,950
Corporate Bonds	—	353,320,371	—	353,320,371
Loans	—	8,191,990	—	8,191,990
Cash Equivalents	200,224	16,879,659	—	17,079,883
Total	$2,093,794	$378,392,020	$0	$380,485,814
Capital Appreciation
Affiliated Investment Companies	$9,419,441	$—	$—	$9,419,441
Non-affiliated Investment Companies	26,239,339	—	—	26,239,339
Total	$35,658,780	$—	$—	$35,658,780
Total Return
Affiliated Investment Companies	$5,992,625	$—	$—	$5,992,625
Non-affiliated Investment Companies	34,996,233	—	—	34,996,233
Total	$40,988,858	$—	$—	$40,988,858

*	Table includes securities valued at zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

High Yield Bond
Stocks
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases/Received in Exchange	—
Sales	—
Transfers in to and/or out of Level Three	—
Balance as of June 30, 2016	$0

Balanced
Bonds and Notes
Balance as of December 31, 2015	$260,445
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	(6,028)
Purchases	—
Sales/Maturities	—
Transfers in to and/or out of Level Three	—
Balance as of June 30, 2016	$254,417

June 30, 2016

Notes to Financial Statements (Unaudited), continued

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, Level 1 to Level 2 transfers were: $2,814,696 for the International Index Fund and $235,504 for the Global Women’s Index Fund; and Level 2 to Level 1 transfers were: $3,206,027 for the Global Environmental Markets Fund. All such transfers were due to utilization of the pricing vendor’s fair value pricing of foreign securities.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The Balanced Fund holds positions in Community Investment notes which are valued based on quarterly financial statements adjusted for any changes in credit quality indicated in such financial statements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The ESG Beta Quality Fund, Mid Cap Fund, Small Cap Fund, Balanced Fund, International Index Fund, Global Environmental Markets Fund, Global Women’s Index Fund, Capital Appreciation Fund and Total Return Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

June 30, 2016

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

June 30, 2016

Notes to Financial Statements (Unaudited), continued

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At June 30, 2016, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2016, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value	Over (Under) Collateralized
Small Cap	$7,983,155	$8,299,329	$—	$316,174
Balanced	1,943,235	1,987,958	—	44,723
Global Women's Index	479,854	361,326	121,798	3,270

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure. The disclosure is intended to provide greater transparency regarding the types of collateral pledge for securities lending and similar transactions that are accounted for as secured borrowing.

June 30, 2016

For the Small Cap Fund and Women’s Index Fund, all of the securities on loan at June 30, 2016 are classified as Common Stocks in each Fund’s Schedule of Investments. For the Balanced Fund all of the securities on loan at June 30, 2016 are classified as Corporate Debt on the Fund’s Schedule of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Pax World Management LLC and Pax Ellevate Management LLC, respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%

Fund	Annual Rate
ESG Beta Quality	0.65%[1,2]
Mid Cap	0.75%
Small Cap	0.75%
High Yield Bond	0.50%
Global Environmental Markets	0.80%[3]
International Index	0.55%[1]
Global Women's Index	0.65%[1],4
Capital Appreciation	0.45%[5]
Total Return	0.45%[5]

[1]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, The Advisers do not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

June 30, 2016

Notes to Financial Statements (Unaudited), continued

[2]

Effective June 30, 2016, the ESG Beta Quality Fund changed its expense structure to a unified fee. The ratio shown in the table above reflects the amount charged to the Fund after the change. The advisory fee prior to June 30, 2016 was 0.75%.

[3]	Effective June 30, 2016, the Global Environmental Markets Fund changed its advisory fee to 0.80%. Prior to June 30, 2016 the Fund’s advisory fee was 0.90%.

[4]	Effective April 1, 2016, the Global Women’s Index Fund changed its advisory fee to 0.65%. Prior to April 1, 2016 the Fund’s advisory fee was 0.74%

[5]

With respect to the portion of fund assets invested in mutual funds the Adviser was paid an advisory fee of 0.45%. The Adviser applied higher management fees to the portion of assets managed by a subadviser, resulting in annualized advisory fee ratios as followed during the period (expressed as a percentage of the average daily net assets of such Fund). For the period January 1, 2016 through June 30, 2016 the rates for Capital Appreciation Fund and Total Return Fund was 0.46% and 0.45%, respectively.

For the period ended June 30, 2016, the Funds incurred the following advisory fees:

Fund	Amount
ESG Beta Quality	$744,446
Mid Cap	301,267
Small Cap	2,099,402
Balanced	4,592,047
International Index	1,203,550
Global Environmental Markets	1,225,435
Global Women's Index	305,412
High Yield Bond	981,238
Capital Appreciation	67,902
Total Return	59,114

The Adviser has contractually agreed to reimburse the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Individual Investor	Class A	Institutional	Class R	Class C
ESG Beta Quality [1,2]	0.90%	0.90%	0.65%	1.15%
International Index [1]	0.80%		0.55%	1.05%
Global Environmental Markets [2],3	1.23%	1.23%	0.98%	1.48%
Global Women's Index [1]	0.90%		0.65%
Capital Appreciation [3]	1.04%	1.04%	0.79%		1.79%
Total Return [3]	0.94%	0.94%	0.69%		1.69%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

June 30, 2016

[2]

Represents reduced expense caps that became effective on June 30, 2016. For the period from January 1, 2016 through June 29, 2016, expenses were capped at 1.24%, 1.24% 0.99% and 1.49% for the Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares of the ESG Beta Quality Fund, respectively. And expenses of respective share classes of the Global Environmental Markets Fund were capped at 1.40%, 1.40%, 1.15% and 1.65%. respectively.

[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2017.

In addition, the Adviser voluntarily waived $754,683, $16,750, and $8,566 of its management fee from the Balanced Fund, Capital Appreciation Fund and Total Return Fund, respectively, related to each Fund’s investment in affiliates.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2016, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R	Class C
ESG Beta Quality	$39,021	$805	$9,085	$330
Global Environmental Markets	117	12	191	4
Capital Appreciation	11	40,937	9,217		$11,927
Total Return	37	35,920	18,070		19,051

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and Class A shares, 0.50% of the annual average daily net assets attributable to the R Class shares, and 0.75% of the annual average daily net assets attributable to the Class C shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such

June 30, 2016

Notes to Financial Statements (Unaudited), continued

Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a “Services Plan”) with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Advisers.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2016 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
ESG Beta Quality	$105,667,372	$—	$113,426,182	$—
Mid Cap[2]	17,169,467	—	16,642,820	—
Small Cap	206,581,586	—	114,884,750	—
Balanced[2]	319,942,429	46,266,211	374,280,774	26,330,842
International Index	217,243,046	—	122,562,455	—
Global Environmental Markets	86,952,203	—	46,224,568	—
Global Women's Index	26,453,245	—	15,615,888	—
High Yield Bond	247,436,924	—	282,626,175	—
Capital Appreciation[2]	10,072,146	—	11,548,327	—
Total Return[2]	6,989,035	—	7,185,321	—

[1]	Excluding short-term investments and U.S. Government bonds.

[2]	Purchases and sales exclude in-kind transactions.

June 30, 2016

For federal income tax purposes, the identified cost of investments owned at June 30, 2016 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2016 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
ESG Beta Quality	$150,281,242	$46,423,810	$29,384	$46,394,426
Mid Cap	145,281,721	21,777,029	10,080,208	11,696,821
Small Cap	641,902,270	55,154,893	54,669,527	485,366
Balanced	1,730,376,319	165,192,442	27,931,188	137,261,254
International Index	500,171,846	23,963,864	52,030,579	(28,066,715)
Global Environmental Markets	276,062,384	41,173,485	11,227,523	29,945,962
Global Women's Index	99,422,472	9,481,336	8,183,864	1,297,472
High Yield Bond	396,844,485	7,699,939	24,058,610	(16,358,671)
Capital Appreciation	35,040,874	1,037,172	419,266	617,906
Total Return	40,859,578	707,520	578,239	129,281

At June 30, 2016, the ESG Beta Quality Fund, Mid Cap Fund, Small Cap Fund, Balanced Fund, International Index Fund, Global Environmental Markets Fund, and Global Women’s Index Fund had unrealized foreign currency gains (losses) of ($1,797); $28; $94; $(16,700); $(67,582); ($9,923) and ($9,437), respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules

June 30, 2016

Notes to Financial Statements (Unaudited), continued

of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the period ended June 30, 2016 is as follows:

	Outstanding at 12/31/15	Written	Closed	Expired	Exercised	Outstanding at 06/30/16
Balanced Fund
Call Options
Number of contracts	—	4,000	—	—	—	4,000
Premiums received	$—	$463,991	$—	$—	$—	$463,991

The Balanced Fund held equity option contracts as of June 30, 2016. The fair value of such contracts (not accounted for as hedging instruments under Financial Accounting Standards Board (“FASB”) Standards of Codification Topic 815 (“ASC 815”) and whose primary underlying risk exposure is equity risk, at June 30, 2016 was as follows:

	Purchased Equity Options Asset Derivatives Fair Value [1]	Written Equity Options Liability Derivatives Fair Value [2]
Balanced Fund	$—	$2,456,000

[1]	Statement of Assets and Liabilities location:Investments, at value

[2]	Statement of Assets and Liabilities location:Options written, at value

June 30, 2016

	Realized Gain (Loss) on Derivatives Recognized in Income [1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income [2]
Written Options
Balanced Fund	$—	$(1,992,009)

[1]	Statement of Operations location:Purchased options - Net realized gain (loss) on Investments; Written options - Net realized gain (loss) on Option contracts written

[2]

Statement of Operations location:Purchased options - Change in unrealized appreciation (depreciation) on Investments; Written options - Change in unrealized appreciation (depreciation) on Option contracts written

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.As of June 30, 2016, there is no collateral held at the counterparty for these positions that would be offset by a master netting agreement that the Funds have with the counterparty.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

Derivative Liabilities:	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities
Equity Options Written
Balanced	$2,456,000	$—	$2,456,000
Total	$2,456,000	$—	$2,456,000

June 30, 2016

Notes to Financial Statements (Unaudited), continued

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At June 30, 2016, Funds held the following investments in affiliated Funds:

Fund	Shares Held at 06/30/16	Value at 12/31/15	Gross Additions	Gross Reductions	Value at 06/30/16	Income Distributions
Balanced
International Index	20,747,844	$151,361,028	$32,860,346	$20,000,000	$156,231,267	$2,860,346
Mid Cap	15,982,093	—	159,825,480	—	164,615,559	211,329
Total		$151,361,028	$192,685,826	$20,000,000	$320,846,826	$3,071,675

Capital Appreciation
Global Environmental Markets	62,600	$145,060	$621,691	$—	$779,991	$3,504
High Yield Bond	40,280	391,340	51,696	195,987	254,975	12,728
International Index	846,437	2,700,308	4,369,926	472,281	6,373,671	125,244
Small Cap	143,424	934,361	1,886,854	887,478	2,010,804	1,594
Total		$4,171,069	$6,930,167	$1,555,746	$9,419,441	$143,070

Total Return
Global Environmental Markets	33,839	$98,760	$318,251	$3,473	$421,629	$1,894
High Yield Bond	247,107	217,157	1,476,525	179,980	1,564,188	30,827
International Index	426,112	846,505	3,158,260	681,196	3,208,623	59,549
Small Cap	56,932	277,438	1,280,925	778,940	798,185	534
Total		$1,439,860	$6,233,961	$1,643,589	$5,992,625	$92,804

Income distributions from affiliates are included as dividend income and capital gain dividends are included as realized gains on the Statement of Operations. Gross additions include reinvestment of dividends.

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective fund from or to another fund or account that is or could be considered an affiliate of the fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the period ended June 30, 2016, the High Yield Bond Fund engaged in cross-trades with a high yield separate account managed by the Adviser with total sales of $894,500. There were no purchases. The Fund realized net losses of $11,880 as a result of

June 30, 2016

the sales. The Balanced Fund and Mid Cap Fund engaged in cross trades during the period ended June 30, 2016. See “In Kind Subscriptions” below for Additional Information.

In Kind Subscriptions On March 31, 2016, the Mid Cap Fund accepted securities in lieu of cash (“in kind subscriptions”) in exchange for shares issued to the Balanced Fund. The Balanced Fund delivered $151,884,355 in securities and $7,729,787 in cash in exchange for 15,961,414 shares of the Mid Cap Fund Institutional Share class valued at $159,614,142.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At June 30, 2016, the Balanced Fund held $15,350,007 or 0.82% of net assets and the High Yield Bond Fund held $130,318,899 or 33.47% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2016, the High Yield Bond Fund held $10,740,014 of illiquid securities, representing 2.76% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

June 30, 2016

Notes to Financial Statements (Unaudited), continued

Additional information on illiquid securities held at June 30, 2016 is as follows:

Security	Acquisition Date Range	Cost	Market Value
High Yield Bond Fund
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19	05/21/13 - 01/16/15	$7,788,794	$2,943,854
ION Geophysical Corp., 9.125%, 12/15/21	05/08/13 - 02/20/14	4,273,943	2,762,500
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	—
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	—
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04 - 01/06/05	285,374	282,244
PRWireless, Inc., 1.000%, 6/29/2020	06/27/14 - 06/27/14	2,900,683	2,190,300
TOMS Shoes LLC, 1.000%, 10/31/2020	10/31/14 - 10/31/14	3,580,304	2,561,116

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2016 and 2015 was as follows:

	Distributions paid in 2016		Distributions paid in 2015

Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
ESG Beta Quality	$426,122	$244,859	$582,709	$11,917,060
Mid Cap	211,495	—	—	—
Small Cap	246,250	—	3,532,907	28,068
Balanced	16,241,997	12,012,458	17,125,033	129,992,528
International Index	8,335,166	—	6,605,929	2,350
Global Environmental Markets	1,231,969	—	1,374,442	1,144,121
Global Women's Index	1,082,427	—	1,447,779	500,762
High Yield Bond	12,276,323	—	30,124,148	—
Capital Appreciation	21,191	601,132	232,163	413,487
Total Return	151,469	172,061	225,244	146,235

During the period from November 1, 2015 through December 31, 2015, the Global Environmental Markets Fund incurred a qualified late-year ordinary loss of $18,412 and the Global Environmental Markets Fund and Women’s Index Fund

June 30, 2016

incurred post-October capital losses of $2,596,570 and $232,809, respectively. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2016.

As of December 31, 2015 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
High Yield Bond	$24,074,646	$15,211,928
International Index	3,746,551	2,404,507

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2011 through 2015). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2016, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Board Approval of Advisory Agreements

Review Process. The 1940 Act requires that the Trustees of the Trusts request and evaluate, and that the Advisers furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust’s Management Contracts. Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that each of Morningstar Associates, LLC (“Morningstar”), Impax Asset Management Ltd. (“Impax”) and Aperio Group, LLC (“Aperio”) (each a “Subadviser” and collectively, the “Subadvisers”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of its respective subadvisory contract (each a “Subadvisory Contract” and collectively, the “Subadvisory Contracts”) among Trust I, Pax World Management LLC (“PWM”) and such Subadviser. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the “Independent Trustees”) met in person in March and June of 2016 for the purpose of considering the Management Contracts and each Subadvisory Contract (the “contract review meetings”). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers and each Subadviser.

June 30, 2016

Notes to Financial Statements (Unaudited), continued

During the course of the contract review meetings, the Trustees met and discussed the Management Contracts and each Subadvisory Contract with representatives of the Advisers. The Independent Trustees were assisted in their evaluation of the Management Contracts and each Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each applicable Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contracts and each Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to each Trust by the relevant Adviser and, with respect to Trust I, each Subadviser. They considered the terms of the relevant Management Contract and each Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

●	the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

●	the investment program used by the Advisers and each Subadviser to manage the Funds,

●	possible conflicts of interest and fall-out benefits,

●	brokerage practices,

●	the compliance functions of the Advisers, and

●	financial results, assets under management and other information relating to the financial resources of the Advisers.

June 30, 2016

In addition to considering the Funds’ investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the relevant Trust by its Adviser. They also took into account information concerning the investment philosophies and investment processes used by the Advisers and each Subadviser in managing the Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Advisers and each Subadviser, including research services acquired with “soft dollars” available to the Advisers and each Subadviser as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that each Adviser provides the relevant Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Advisers’ compliance and operational functions, as well as the resources being devoted by the Advisers to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the scope of the services provided to each Fund under the relevant Management Contract, and to each Fund by its applicable Subadviser, was consistent with such Fund’s operational requirements; that the Advisers have the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Advisers to the relevant Trust, and each applicable Subadviser to each Fund, were sufficient to warrant approval of the Management Contracts and each Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the total return investment performance of each Fund, comparing each such Fund’s investment results with those of other mutual funds within their Broadridge peer group over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2016. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ sustainable or socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Broadridge may represent a more appropriate comparison. The Independent Trustees considered, in particular, that the performance of the High Yield Bond and Capital Appreciation

June 30, 2016

Notes to Financial Statements (Unaudited), continued

Fund was less favorable than that of their respective Broadridge performance universe average for each period. The Independent Trustees considered that the Small Cap Fund, the International Index Fund and the Global Environmental Markets Fund had outperformed their respective Broadridge performance universe average for each period. The Independent Trustees considered that the Total Return Fund had outperformed its Broadridge performance universe average for the 3- and 5-year periods, and had underperformed its performance universe average for the 1-year period. The Independent Trustees considered that the Balanced Fund and the ESG Beta Quality Fund had outperformed their respective Broadridge performance universe average for the 1- and 3-year periods, but had underperformed their respective performance universe average for the 5- and 10-year periods. The Independent Trustees considered that the performance of the Global Women’s Index Fund had outperformed its Broadridge performance universe averages for the 1-, 3- and 5-year periods. The Trustees noted that the performance of the Global Women’s Index Fund for periods prior to its inception as a series of Trust III was that of the Global Women’s Equality Fund, which had followed a different investment strategy, and therefore may be of less relevance to an evaluation of Pax Ellevate Management LLC (“PEM”) performance in managing the Global Women’s Index Fund.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contracts and each Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the relevant Adviser, and the Trustees of Trust I, including the Independent Trustees, considered subadvisory fees paid to each Subadviser by PWM, as well as each Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Broadridge regarding the expenses of each Fund relative to those of its Broadridge peer group (or, for the Global Environmental Markets Fund, relative to a peer group identified by PWM as emphasizing clean technology investments). The Independent Trustees considered that the total expenses of each of the Mid Cap, Small Cap, Balanced, Global Environmental Markets and High Yield Bond

June 30, 2016

Funds (after giving effect to the expense reimbursements described below, if applicable) were below the median total expenses of its respective peer group. The Independent Trustees considered that the total expenses of the International Index (after giving effect to the expense reimbursements described below, if applicable) were above the median total expenses of its peer group. The Independent Trustees considered that the total expenses of each of the ESG Beta Quality Fund and the Global Women’s Index Fund (after giving effect to the expense reimbursements described below, if applicable) were equal to the median total expenses of its respective peer group. The Independent Trustees considered that the total expenses of the Capital Appreciation Fund were above average for, though within the range of, its peer group, consisting of funds-of-funds that invest at least 20% but not more than 80% of their net assets in affiliated funds. The Independent Trustees considered that the total expenses of the Total Return Fund were equal to its peer group average, but above the median of its peer group, consisting primarily of funds-of-unaffiliated funds. The Independent Trustees also considered that the management fees of each Fund other than the ESG Beta Quality, Mid Cap, International Index and Global Women’s Index Funds (after giving effect to the expense reimbursements described below, where applicable) were equal to or below the median management fees of its respective peer group. In connection with their review, the Trustees of Trust I considered PWM’s agreement to:

●

reimburse the Global Environmental Markets Fund to the extent such Fund’s total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 1.15% for Institutional Class shares, 1.40% for Individual Investor Class shares, 1.40% for Class A shares and 1.65% for Class R shares[1] through December 31, 2017.

●

reimburse the Capital Appreciation Fund to the extent such Fund’s expenses (excluding management fees, distribution and service fees, interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) exceed a percentage of the average daily net assets per annum of 0.34% through December 31, 2017, and

●

reimburse the Total Return Fund to the extent such Fund’s expenses (excluding management fees, distribution and service fees, interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) exceed a percentage of the average daily net assets per annum of 0.24% through December 31, 2017, and

[1]

Subsequent to the June 2016 meeting of the Trustees, the expense caps for the Global Environmental Markets Fund were reduced to 0.98% for Institutional Class shares, 1.23% for Individual Investor Class shares, 1.23% for Class A shares and 1.48% for Class R shares.

June 30, 2016

Notes to Financial Statements (Unaudited), continued

The Independent Trustees noted that, under the Management Contracts with respect to the International Index Fund, the ESG Beta Quality Fund and the Global Women’s Index Fund, the relevant Adviser was obligated to pay all expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, the relevant Adviser does not consider acquired fund fees and expenses to be operating costs and expenses of the relevant Fund.)

The Trustees of Trust I considered the expenses indirectly borne by the Funds through their investment in other funds (including funds advised by the PWM), and the extent to which the services provided by PWM to such funds afforded the Funds access to a more diversified investment portfolio than would otherwise have been practicable in light of the Funds’ current asset levels. The Trustees of each Trust noted that the relevant Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Broadridge (or, for the Global Environmental Markets Fund, PWM).

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Advisers and each Subadviser in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees of each Trust, including the Independent Trustees, reviewed information regarding the cost of services provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the relevant Adviser, and the estimated profitability to PWM, for the year ended December 31, 2015, of its advisory relationship with each Fund, and the estimated profitability to PEM of its relationship with the Global Women’s Index Fund for the year ended December 31, 2015. The Trustees recognized that each Adviser should,

June 30, 2016

in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Advisers’ capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that the Advisers’ level of profitability from its relationship with the relevant Trust was not excessive. The Trustees of Trust I did not consider the profitability of any Subadvisory Contract to the relevant Subadviser because the structure of each Subadvisory Contract is such that any profits to the applicable Subadviser reduce the profitability of PWM, and the fees payable under each Subadvisory Contract are the product of arm’s-length bargaining between the applicable Subadviser and PWM.

Possible Fall-Out Benefits. The Trustees of Trust I, including the Independent Trustees, considered information regarding the direct and indirect benefits to PWM and each Subadviser from their relationships with Trust I, including reputational and other “fall out” benefits. During the course of the year, the Trustees of Trust I received presentations from PWM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Funds (soft dollar arrangements), and the Trustees of Trust I accepted the representation of PWM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees of Trust I considered the receipt of these benefits in light of PWM’s profitability, and concluded that such benefits were not excessive.

The Trustees of Trust III, including the Independent Trustees, considered information regarding the direct and indirect benefits to PEM from its relationship with Trust III, including reputational and other “fall out” benefits. The Trustees of Trust III considered the receipt of these benefits in light of PEM’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Advisers and each Subadviser, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

June 30, 2016

Notes to Financial Statements (Unaudited), continued

The Trustees noted that PWM was reimbursing expenses of all of the Funds other than the Mid Cap, Small Cap, Balanced and High Yield Bond Funds (and, by virtue of the unified management fees for the International Index, ESG Beta Quality and Global Women’s Index Funds, was bearing substantially all of such Funds’ expenses other than 12b-1 fees and the unified management fees). The Trustees noted that all Pax World Funds other than the Balanced, Small Cap and High Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the relevant Adviser and Subadviser (where applicable) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of each Trust, including the Independent Trustees, unanimously concluded that the continuation of the Management Contracts with respect to each Fund and the entering into or continuation (as applicable) of the Subadvisory Contracts, was in the best interests of the Funds and should be approved.

NOTE F—Special Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the Pax Growth Fund was held at 10:00 a.m. EDT on June 15, 2016 at 30 Penhallow Street, Portsmouth, NH 03801. At the Meeting shareholders were asked to consider the following proposal:

1.	To approve a new investment sub-advisory agreement between Pax World Management LLC, the investment adviser to the Fund, and Aperio Group, LLC., as the investment sub-adviser to the Fund.

The number of votes cast for or against, as well as the number of abstentions is as follows:

FOR	AGAINST	ABSTAIN	PASSED
5,805,584	285,418	558,273	YES

June 30, 2016

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/16).

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PAX

Pax World Mutual Funds

For Tomorrow®

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

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PAX006425

Item 2.	Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3.	Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4.	Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5.	Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6.	Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a)                                  It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 15, 2016

By (Signature and Title)		/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 15, 2016